As filed with the U.S. Securities and Exchange Commission on October 28, 2011

File No. 033-47287

File No. 811-06637

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 90	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 91

(Check appropriate box or boxes.)

THE UBS FUNDS

(Exact Name of Registrant as Specified in Charter)

One North Wacker, Chicago, Illinois  60606

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code 312-525-7100

Mark F. Kemper

UBS Global Asset Management

One North Wacker

Chicago, Illinois  60606

(Name and Address of Agent for Service)

Please send copies of all communications to:

Bruce G. Leto, Esq.

Stradley, Ronon, Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

(215) 564-8027

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on [Date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [Date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [Date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

UBS Asset Allocation Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2011

UBS Dynamic Alpha Fund

Class: A: BNAAX, B: BNABX, C: BNACX, Y: BNAYX

UBS Global Allocation Fund

Class: A: BNGLX, B: BNPBX, C: BNPCX, Y: BPGLX

UBS Global Frontier Fund

Class: A: BGFAX, C: BGFCX, Y: BGFYX

This prospectus offers Class A, Class C and Class Y shares in three of the nineteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds"). This prospectus offers Class B shares of the UBS Dynamic Alpha Fund and UBS Global Allocation Fund only to existing shareholders of Class B shares with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds and other series of the UBS Family of Funds. The UBS Global Frontier Fund does not offer Class B shares.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the funds

Fund summaries

UBS Dynamic Alpha Fund	Page 3

UBS Global Allocation Fund	Page 9

UBS Global Frontier Fund	Page 14

More Information about the funds

UBS Dynamic Alpha Fund—Investment objective, strategies, securities selection and risks	Page 19

UBS Global Allocation Fund—Investment objective, strategies, securities selection and risks	Page 25

UBS Global Frontier Fund—Investment objective, strategies, securities selection and risks	Page 29

Your investment

Information for managing your fund account

Managing your fund account	Page 35

—Flexible pricing	Page 35

—Buying shares	Page 40

—Selling shares	Page 43

—Exchanging shares	Page 44

—Pricing and valuation	Page 45

Additional information

Additional important information about the funds

Management	Page 47

Disclosure of portfolio holdings	Page 49

Dividends and taxes	Page 50

Supplemental investment advisor performance information	Page 52

Financial highlights	Page 59

Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 66 of this Prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 67 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS Dynamic Alpha Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 35 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses:
Dividend expense and security loan fees for securities sold short	0.41	0.40	0.41	0.42
Other	0.28	0.38	0.29	0.22
Total other expenses	0.69	0.78	0.70	0.64
Acquired fund fees and expenses	0.05	0.05	0.05	0.05
Total annual fund operating expenses	1.84	2.68	2.60	1.54
Less management fee waiver/expense reimbursements	0.03	0.13	0.04	—
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	1.81	2.55	2.56	1.54

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$724	$1,094	$1,488	$2,588
Class B (assuming sale of all shares at end of period)	758	1,120	1,608	2,613
Class B (assuming no sale of shares)	258	820	1,408	2,613
Class C (assuming sale of all shares at end of period)	359	805	1,377	2,931
Class C (assuming no sale of shares)	259	805	1,377	2,931
Class Y	157	486	839	1,834

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by the Advisor, to gain exposure to certain global equity and global fixed income markets. The Fund is a non-diversified fund.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, credit qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include securities of companies of any capitalization size.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options (on securities, indices, or swap agreements), futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Options on indices, futures on indices, forward agreements, interest rate swaps, total return swaps, credit default swaps and credit-linked securities may also be used to adjust the Fund's portfolio duration. Any of the derivatives listed above may be used to achieve a negative portfolio duration. The Fund also may sell securities short as part of its investment strategy.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO"). To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may borrow money from banks to purchase investments for the Fund.

Management process

The Fund is a multi-asset fund. Asset allocation decisions are tactical, based upon the Advisor's assessment

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of valuations and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, growth-oriented and quantitative research strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values (the Advisor's assessment of what a security is worth) it believes are greater than what is reflected in market prices. A stock with a market price below its assessed fundamental value would be considered a long candidate for inclusion in the Fund's portfolio. A stock with a market price above its assessed fundamental value would be considered a short candidate for inclusion in the Fund's portfolio.

Under certain circumstances the Advisor also may utilize growth-oriented strategies within its equity asset classes for a portion of the allocation. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage.

To make investment decisions for certain equity asset classes, the Advisor utilizes quantitative research techniques that identify investment opportunities by systematically exploring many small reappearing market anomalies to attempt to provide consistent excess returns for the Fund.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization

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companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund would be less than if borrowing were not used.

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Investing in other funds risks: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI World Free Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed markets. The US Consumer Price Index (CPI) shows how the Fund's performance compares to monthly data on changes in the prices paid by urban consumers. Life of class performance for the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) is as of the inception month end. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI World Free Index (net) which reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (0.80)%
Best quarter during calendar years shown—2Q 2009: 18.12%
Worst quarter during calendar years shown—4Q 2008: (17.08)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	Life of class
Class A (1/27/05)
Return before taxes	(3.73)%	(0.25)%	1.24%
Class B (1/27/05)
Return before taxes	(3.71)	(0.12)	1.32
Class C (1/27/05)
Return before taxes	0.23	0.12	1.42
Class Y (1/27/05)
Return before taxes	2.22	1.19	2.51
Return after taxes on distributions	1.56	(0.63)	0.92
Return after taxes on distributions and sale of fund shares	1.79	0.57	1.76
BofA Merrill Lynch US Treasury 1-5 Year Index	3.61	4.86	4.34
MSCI World Free Index (net)	11.76	2.43	4.03
US Consumer Price Index (CPI)	1.50	2.18	2.38

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since 2008.

•  Andreas Koester, portfolio manager of the Fund since 2009.

•  Jonathan Davies, portfolio manager of the Fund since 2009.

•  Phillip Torres, portfolio manager of the Fund since 2010.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In

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general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Global Allocation Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 35 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses	0.21	0.32	0.24	0.17
Acquired fund fees and expenses	0.06	0.06	0.06	0.06
Total annual fund operating expenses[1]	1.27	2.13	2.05	0.98

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$672	$931	$1,209	$2,000
Class B (assuming sale of all shares at end of period)	716	967	1,344	2,041
Class B (assuming no sale of shares)	216	667	1,144	2,041
Class C (assuming sale of all shares at end of period)	308	643	1,103	2,379
Class C (assuming no sale of shares)	208	643	1,103	2,379
Class Y	100	312	542	1,201

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Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund invests in equity and fixed income securities of issuers located within and outside the United States. Under normal circumstances, the Fund allocates its assets between fixed income securities and equity securities, including securities of issuers in both developed (including the United States) and emerging markets countries. Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year and may be either investment grade or high yield (lower-rated) securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include index options, futures, forward agreements, swap agreements (specifically, interest rate and credit default swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency (except with respect to equity participation notes and equity linked notes), or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements, interest rate swaps and credit default swaps may also be used to adjust the Fund's portfolio duration.

Management process

The Fund is a multi-asset fund. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation and growth-oriented strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values (the Advisor's assessment of what a security is worth) it believes are greater than what is reflected in market prices. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's portfolio.

Under certain circumstances the Advisor also may utilize a growth-oriented strategy within its equity asset classes. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality

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securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Investing in other funds risks: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

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Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI World Free Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed markets. The Citigroup World Government Bond Index shows how the Fund's performance compares to an index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The GSMI Mutual Fund Index shows how the Fund's performance compares to an index compiled by the Advisor that is constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Life of class performance for the MSCI World Free Index (net) and the GSMI Mutual Fund Index is as of the inception month end. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI World Free Index (net) which reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (10.82)%
Best quarter during calendar years shown—2Q 2009: 23.56%
Worst quarter during calendar years shown—4Q 2008: (21.44)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (6/30/97)
Return before taxes	5.73%	1.69%	5.20%	5.12%
Class B (12/13/01)
Return before taxes	5.82	1.71	N/A	5.79
Class C (11/22/01)[1]
Return before taxes	9.89	2.03	N/A	5.62
Class Y (8/31/92)
Return before taxes	12.11	3.12	6.06	7.45
Return after taxes on distributions	10.63	0.97	4.28	5.39
Return after taxes on distributions and sale of fund shares	8.14	1.68	4.40	5.42
Russell 3000 Index	16.93	2.74	2.16	*
MSCI World Free Index (net)	11.76	2.43	2.31	*
Citigroup World Government Bond Index	5.17	7.09	7.00	*
GSMI Mutual Fund Index	11.02	4.86	5.03	*

*  Average annual total returns for the life of each class were as follows: (1) Russell 3000 Index: Class A—4.97%; Class B—4.09%; Class C—3.96%; Class Y—8.61%; (2) MSCI World Free Index (net): Class A—4.00%; Class B—4.69%; Class C—4.71%; Class Y—6.93%; (3) Citigroup World Government Bond Index: Class  A—6.15%; Class B—7.70%; Class C—7.69%; Class Y—6.32%; and (4) GSMI Mutual Fund Index: Class A—5.85%; Class B—6.52%; Class C—6.54%; Class Y—7.89%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since 2009.

•  Andreas Koester, portfolio manager of the Fund since 2009.

•  Jonathan Davies, portfolio manager of the Fund since 2009.

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Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Global Frontier Fund
Fund summary

Investment objective

The Fund seeks to obtain superior long-term returns on capital.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 35 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.95%	0.95%	0.95%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.44	0.46	0.48
Acquired fund fees and expenses	0.14	0.14	0.14
Total annual fund operating expenses[1]	1.78	2.55	1.57
Less management fee waiver/expense reimbursements	0.24	0.26	0.28
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	1.54	2.29	1.29

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses

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of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$698	$1,057	$1,440	$2,511
Class C (assuming sale of all shares at end of period)	332	769	1,332	2,866
Class C (assuming no sale of shares)	232	769	1,332	2,866
Class Y	131	468	829	1,844

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal strategies
Principal investments

In order to achieve the Fund's investment objective, the Advisor employs an enhancement to its global securities (allocation) strategy ("Global Securities (Allocation) Strategy"). The Advisor's Global Securities (Allocation) Strategy seeks to provide exposure to the major asset classes of the global markets and is currently utilized by other funds and products managed by the Advisor, including the UBS Global Allocation Fund, a series of the Trust, and the UBS Global Securities Relationship Fund, a series of UBS Relationship Funds (the "GSR Fund"). The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage to achieve higher returns than the Global Securities (Allocation) Strategy typically with equity-like risk. However, when warranted by market conditions, the Advisor attempts to limit the Fund's equity risk through active asset allocation.

The Fund principally invests directly or indirectly in equity and fixed income securities and other financial instruments to gain exposure to issuers located within and outside the United States. In connection with its Global Securities (Allocation) Strategy, under normal circumstances, the Advisor allocates the exposure of the Fund's assets between fixed income securities and equity securities, including securities of issuers in both developed (including the United States) and emerging markets countries. The Fund may invest directly in such securities and financial instruments and/or indirectly in such investments by investing in shares of open-end investment companies ("Underlying Funds"), including open-end investment companies advised by the Advisor. In addition, the Fund increases its exposure to the global markets through the use of leverage. Leverage by the Fund generally is achieved by entering into total return swap agreements with respect to the return of the GSR Fund. Alternatively, the Fund may achieve leverage by engaging in futures contracts with respect to securities or indices.

Investments by the Fund or an Underlying Fund in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year and may be either investment grade or high yield (lower-rated) securities. Investments by the Fund or an Underlying Fund in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in equity securities of issuers in any capitalization range based on market conditions and in accordance with its investment objective.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures, forward agreements, swap agreements (specifically, total return swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency (except with respect to equity participation notes and equity linked notes), or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices and forward agreements may also be used to adjust the Fund's portfolio duration.

In particular, the Fund may seek to increase its exposure to the global markets through the use of leverage by investing in total return swap agreements with respect to the return of the GSR Fund. As an alternative to investing in total return swap agreements based on the return of the GSR Fund, the Fund may also leverage by borrowing from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to invest additional assets in the global

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markets by investing the borrowed assets in the GSR Fund. The use of leverage by the Fund through total return swaps, futures contracts or borrowing is permitted to range between 0% to 50% of the Fund's total assets (including amounts borrowed), but typically ranges between 25% to 40% of the Fund's total assets (including amounts borrowed).

Management process

The Fund is a multi-asset fund managed in accordance with the Advisor's Global Securities (Allocation) Strategy. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's or an Underlying Fund's equity asset classes, the Advisor may utilize fundamental valuation and growth-oriented strategies.

In selecting equity securities for the Fund or an Underlying Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values (the Advisor's assessment of what a security is worth) it believes are greater than what is reflected in market prices. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's or an Underlying Fund's portfolio.

Under certain circumstances the Advisor also may utilize a growth-oriented strategy within its equity asset classes. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Fund's and the Underlying Funds' risks are carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage. The Advisor's employment of leverage mechanisms with respect to the Fund's portfolio is based on the belief that, in conventional portfolio management, increasing a portfolio's long-term expected return entails adding riskier equity-like assets and reducing the allocation to lower-risk fixed income investments. The Advisor seeks to step beyond this framework to provide higher risk-adjusted returns than the Global Securities (Allocation) Strategy by employing leverage through investing in total return swaps based on the return of the GSR Fund, engaging in futures contracts with respect to securities or indices, or borrowing from banks to the extent permitted by the 1940 Act to purchase additional shares of the GSR Fund to increase the Fund's risk and return in an efficient manner.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Investing in other funds risks: The Fund's investment performance is affected by the investment performance of the Underlying Funds in which the Fund may invest. Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

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Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund would be less than if borrowing were not used.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The GSMI Mutual Fund Index shows how the Fund's performance compares to an index compiled by the Advisor that is constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Life of class performance for the MSCI World Free Index (net) and the GSMI Mutual Fund Index is as of the inception month end. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI

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World Free Index (net) which reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (16.04)%
Best quarter during calendar years shown—2Q 2009: 33.02%
Worst quarter during calendar years shown—4Q 2008: (29.77)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	Life of class
Class A (7/26/07)
Return before taxes	9.28%	(5.04)%
Class C (7/26/07)
Return before taxes	13.72	(4.17)
Class Y (7/26/07)
Return before taxes	15.92	(3.21)
Return after taxes on distributions	14.82	(4.04)
Return after taxes on distributions and sale of fund shares	10.59	(3.09)
MSCI World Free Index (net)	11.76	(3.68)
GSMI Mutual Fund Index	11.02	1.51

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since 2009.

•  Andreas Koester, portfolio manager of the Fund since 2009.

•  Jonathan Davies, portfolio manager of the Fund since 2009.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by the Advisor to gain exposure to certain global equity and global fixed income markets. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. The Fund is a non-diversified fund.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include securities of companies of any capitalization size.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options (on securities, indices, or swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund may invest in derivatives to the extent permitted by the 1940 Act. In addition, the Fund may establish net short or net long positions for individual markets, currencies and securities. The Fund also may sell securities short as part of its investment strategy.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings.

More about short sales. When the Fund takes a long position in a security, the Advisor purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, the Advisor sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after

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19

The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

The Fund's ability to fully implement its investment strategy may also be affected by the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds. For example, the Advisor restricts short sales in excess of a stated amount of the average daily trading volume of a stock if the Advisor deems it may negatively impact the market and drive down the price of a security that is also held in the Advisor's long only accounts and/or funds. In addition, Advisor's procedures require short sales to be executed after long-only sell orders in the same stock if the long-only sell orders are in excess of a stated number of shares. This procedure may delay the short sales and therefore the price at which the short sale is executed. Therefore, the price may be lower than had the long-only order not taken precedence, and the potential benefit of the short sale would be reduced.

Securities selection

The Fund is a multi-asset fund. The asset classes in which the Fund may invest include, but are not limited to, the following: US equities, non-US equities, emerging market equities, US fixed income, non-US fixed income, emerging market debt, high yield fixed income and cash equivalents. Investments also may be made in selected sectors of these asset classes. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, growth-oriented and quantitative research strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered a long candidate for inclusion in the Fund's portfolio. A stock with a market price above its assessed fundamental value would be considered a short candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Under certain circumstances the Advisor may utilize growth-oriented strategies within its equity asset classes for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and

UBS Global Asset Management
20

The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

over a longer period of time than is reflected in the current market prices.

To make investment decisions for certain equity asset classes, the Advisor utilizes quantitative research techniques that identify investment opportunities by systematically exploring many small reappearing market anomalies to attempt to provide consistent excess returns for the Fund. The Advisor's quantitative discipline is predicated on the belief that there are many frequently reoccurring market opportunities that can be identified and systematically exploited to provide the Fund with consistent excess returns. In identifying these market opportunities, the Advisor seeks to systematically rank securities as to their relative attractiveness based on a specific set of factors. The Advisor uses a global multifactor model to evaluate stocks on a combined matrix of five dimensions: valuation, growth, capital use, quality and market behavior while acknowledging that distinct factors can drive performance in different regional equity markets and in various sectors. The measures, together with the securities' respective risk attributions, form the building blocks for investment decisions.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more

UBS Global Asset Management
21

The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—Companies involved in initial IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might

UBS Global Asset Management
22

The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Short sales risk—There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

•  Leverage risk—The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Derivatives that the Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

•  Investing in other funds risks—The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of

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23

The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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24

The UBS Funds

More information about the funds—UBS Global Allocation Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund invests in equity and fixed income securities of issuers located within and outside the United States. Under normal circumstances, the Fund allocates its assets between fixed income securities and equity securities.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year. The Fund may invest in both investment grade and high yield (lower-rated) securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. In addition, the Fund may invest in other open-end investment companies, exchange-traded funds and similarly structured pooled investments in order to provide exposure to equity and fixed-income markets. To the extent that the Fund invests in securities of other open-end investment companies, exchange-traded funds and similarly structured pooled investments, the Fund will bear the fees and expenses of such vehicles in addition to the fees and expenses of its own operation.

The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2011, the Fund was invested in securities of issuers from 44 countries either directly or through its investments in other investment companies, and approximately 46.8% of its assets were invested in US markets. Under normal market conditions, the Fund invests significantly (at least 40-80% of its total assets—unless market conditions are not deemed favorable by the Advisor in which case the Fund would invest at least 30% of its total assets) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Securities selection

The Fund is a multi-asset fund, and invests in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), and international equities (including emerging markets). Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation and growth-oriented strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's

UBS Global Asset Management
25

The UBS Funds

More information about the funds—UBS Global Allocation Fund

management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the Fund's portfolio, the Advisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest

UBS Global Asset Management
26

The UBS Funds

More information about the funds—UBS Global Allocation Fund

payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other

UBS Global Asset Management
27

The UBS Funds

More information about the funds—UBS Global Allocation Fund

derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Investing in other funds risks—The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
28

The UBS Funds

More information about the funds—UBS Global Frontier Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to obtain superior long-term returns on capital.

Principal investment strategies

In order to achieve the Fund's investment objective, the Advisor employs an enhancement to its Global Securities (Allocation) Strategy. The Advisor's Global Securities (Allocation) Strategy seeks to provide exposure to the major asset classes of the global markets and is currently utilized by other funds and products managed by the Advisor, including the UBS Global Allocation Fund, a series of the Trust, and the GSR Fund, a series of UBS Relationship Funds. The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage to achieve higher returns than the Global Securities (Allocation) Strategy typically with equity-like risk. However, when warranted by market conditions, the Advisor will attempt to limit the Fund's equity risk through active asset allocation.

The Fund principally invests directly or indirectly in equity and fixed income securities and other financial instruments to gain exposure to issuers located within and outside the United States. In connection with its Global Securities (Allocation) Strategy, under normal circumstances, the Advisor allocates the exposure of the Fund's assets between fixed income securities and equity securities. The Fund may invest directly in such securities and financial instruments and/or indirectly in such investments by investing in shares of Underlying Funds, including open-end investment companies advised by the Advisor. In addition, the Fund increases its exposure to the global markets through the use of leverage. Leverage by the Fund generally is achieved by entering into total return swap agreements with respect to the return of the GSR Fund. Alternatively, the Fund may achieve leverage by engaging in futures contracts with respect to securities or indicies.

Investments by the Fund or an Underlying Fund in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year. The Fund and certain Underlying Funds may invest in both investment grade and high yield (lower-rated) securities. Investments by the Fund or an Underlying Fund in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in equity securities of issuers in any capitalization range based on market conditions and in accordance with its investment objective.

As of June 30, 2011, the Fund was invested in securities of issuers from 44 countries either directly or through its investments in other investment companies, and approximately 39.6% of its assets were invested in US markets. Under normal market conditions, the Fund invests significantly (at least 40-60% of its total assets—unless market conditions are not deemed favorable by the Advisor in which case the Fund would invest at least 30% of its total assets) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The Fund allocates its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund considers a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States.

The Fund and the Underlying Funds may, but are not required to, use derivative instruments for risk management purposes or as part of the Fund's or an Underlying Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, total return rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, total return, interest rate and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. The Fund or an Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of

UBS Global Asset Management
29

The UBS Funds

More information about the funds—UBS Global Frontier Fund

the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund and the Underlying Funds may invest in derivatives to the extent permitted by the 1940 Act.

In particular, the Fund may seek to increase its exposure to the global markets through the use of leverage by investing in total return swap agreements with respect to the return of the GSR Fund. In a typical total return swap agreement, the Fund receives the price appreciation (or depreciation) of the GSR Fund from the counterparty to the swap agreement in exchange for a payment from the Fund based on LIBOR plus a spread.

As an alternative to investing in total return swap agreements based on the return of the GSR Fund, the Fund may also leverage by borrowing from banks to the extent permitted by the 1940 Act to invest additional assets in the global markets by investing the borrowed assets in the GSR Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings. The Fund also may leverage by engaging in futures contracts with respect to securities or indicies.

The use of leverage by the Fund through total return swaps, futures contracts or borrowing, as described above, is permitted to range between 0% to 50% of the Fund's total assets (including amounts borrowed), but typically ranges between 25% to 40% of the Fund's total assets (including amounts borrowed).

The Fund may invest all or a portion of its assets in Underlying Funds to gain exposure to various asset classes. The Fund does not pay fees in connection with its investments in the Underlying Funds, but may pay expenses associated with such investments.

In addition, the Fund may invest in other open-end investment companies, index funds, exchange-traded funds and similarly structured pooled investments in order to provide exposure to equity and fixed-income markets. To the extent that the Fund invests in securities of other open-end investment companies, exchange-traded funds and similarly structured pooled investments, the Fund will bear the fees and expenses of such vehicles in addition to the fees and expenses of its own operation.

Asset allocation and securities selection

To achieve the Fund's investment objective, under normal market conditions, the Advisor purchases securities or shares of Underlying Funds to employ the Advisor's Global Securities (Allocation) Strategy, which utilizes active asset allocation strategies across various asset classes. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio. The asset classes among which the Advisor allocates the Fund's portfolio are: US equities; international equities; emerging markets equities; US fixed income; international fixed income; emerging markets fixed income; and US high yield fixed income.

The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage to achieve higher returns than the Global Securities (Allocation) Strategy typically with equity-like risk.

The Fund seeks to outperform the GSMI Mutual Fund Index, which is the benchmark for the Advisor's Global Securities (Allocation) Strategy. This index is compiled by the Advisor and is a composite of five indexes provided by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. The Advisor also seeks for the Fund to outperform and typically have equity-like risk similar to the MSCI World Free Index (net US), a broad-based index that represents the US and developed international equity markets in terms of capitalization and performance. However, when warranted by market conditions, the Advisor will attempt to limit the Fund's equity risk through active asset allocation.

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's or an Underlying Fund's equity asset classes, the Advisor may utilize fundamental valuation and growth-oriented strategies.

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More information about the funds—UBS Global Frontier Fund

In selecting equity securities for the Fund or an Underlying Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's or an Underlying Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the Fund's or an Underlying Fund's portfolio, the Advisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's and the Underlying Funds' risks are carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

The Advisor's employment of leverage mechanisms with respect to the Fund's portfolio is based on the belief that, in conventional portfolio management, increasing a portfolio's long-term expected return entails adding riskier equity-like assets and reducing the allocation to lower-risk fixed income investments. The Advisor seeks to step beyond this framework to provide higher risk-adjusted returns than the Global Securities (Allocation) Strategy by employing leverage through investing in total return swaps based on the return of the GSR Fund, engaging in futures contracts with respect to securities or indices, or borrowing from banks to the extent permitted by the 1940 Act to purchase additional shares of the GSR Fund to increase the Fund's risk and return in an efficient manner.

The Fund and the Underlying Funds may also invest in cash or cash equivalent instruments. When market conditions warrant, the Fund or an Underlying Fund may make substantial temporary defensive investments in cash equivalents and high grade fixed income

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More information about the funds—UBS Global Frontier Fund

securities, which may affect its ability to pursue its investment objective. The Advisor actively manages the Fund and the Underlying Funds. As such, the Fund or an Underlying Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund and the Underlying Funds are:

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the Underlying Funds in which the Fund may invest. Thus, the Fund's performance is affected by the allocation of its assets among the Underlying Funds and their ability to meet their investment objectives, in addition to any direct investments made by the Fund. The Advisor may not accurately assess the attractiveness or risk potential of particular Underlying Funds, asset classes or investment styles. In addition, through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and their expenses.

•  Market risk—The risk that the market value of the Fund's or an Underlying Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund or an Underlying Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to

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More information about the funds—UBS Global Frontier Fund

make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing risk—The risk that prices of the Fund's or an Underlying Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category or an Underlying Fund that underperforms other asset categories. For example, the Fund may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, total return rates, or other economic factors in using derivatives, the Fund or an Underlying Fund might have been in a better position if it had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund or Underlying Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund or an Underlying Fund to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's or an Underlying Fund's use of derivatives may cause it to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Similarly, total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. The total rate of return of an investment on which a total return swap agreement is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap agreement. In the event the total rate of return of the underlying asset is negative for the specified period of the swap agreement, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap agreement to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap agreement. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.

•  Leverage risk—The Fund or an Underlying Fund may borrow money from banks to purchase investments, which is a form of leverage, or utilize certain derivatives, which may create leverage. If the Fund or an Underlying Fund borrows money to purchase securities and its investments decrease in value, the Fund's or an Underlying Fund's losses will be greater than if it did not borrow money for investment purposes. In addition, if the return on an investment purchased

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More information about the funds—UBS Global Frontier Fund

with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund or an Underlying Fund will be less than if borrowing were not used. Certain derivatives, including total return swaps, that the Fund or an Underlying Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund or an Underlying Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund or an Underlying Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund or an Underlying Fund.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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Managing your fund account

Flexible pricing

Each Fund offers three classes of shares–Class A, Class C and Class Y. The UBS Dynamic Alpha Fund and UBS Global Allocation Fund offers Class B shares to existing shareholders of Class B shares in limited circumstances as described in the section entitled "Class B shares" on page 36. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Funds are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

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If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower on-going expenses.

Class B shares

The Funds have ceased offering Class B shares (with exceptions for existing shareholders for exchanges or reinvesting dividends). New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. Existing shareholders of Class B shares of UBS Dynamic Alpha Fund and UBS Global Allocation Fund may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:
If you sell shares within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4%	2%	2%	1%
3rd year since purchase	3%	2%	1%	None
4th year since purchase	2%	1%	None	None
5th year since purchase	2%	None	None	None
6th year since purchase	1%	None	None	None
7th year since purchase	None	None	None	None

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

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We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

•  First, Class B shares representing reinvested dividends, and

•  Second, Class B shares that you have owned the longest.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

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Class A, Class B and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares

Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

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•  Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

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The UBS Funds

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at a blended annual rate that consists of 0.10% of the value of the equity portion of a Fund's portfolio and 0.075% of the value of the fixed income portion of a Fund's portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A, Class B and Class C shares:

To open an account	$1,000
To add to an account	$100

The Funds may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest

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The UBS Funds

indications of value at the time the Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may

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The UBS Funds

own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457

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The UBS Funds

plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

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The UBS Funds

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

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The UBS Funds

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not

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The UBS Funds

calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund is available in the Funds' most-recent annual report to shareholders for the period ended June 30.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for the portfolio managers of the Funds that are primarily responsible for coordinating the day-to-day management of the Funds.

Curt Custard, Andreas Koester and Jonathan Davies are the lead portfolio managers for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund and the UBS Global Frontier Fund. Phillip Torres is also a lead portfolio manager for the UBS Dynamic Alpha Fund. Messrs. Custard, Koester, Davies and Torres have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Custard and Mr. Koester, as senior portfolio managers for the Funds, have responsibility for allocating each portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies and, with respect to the UBS Global Frontier Fund, determining the amount of leverage to use in the portfolio. Mr. Davies, as senior portfolio manager for the Funds, has responsibility for setting the currency strategies and making all currency decisions for the Funds, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of each portfolio to ensure its compliance with its stated

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The UBS Funds

investment objectives and strategies. Mr. Torres, as senior portfolio manager for the Fund, has responsibility for contributing to the equity and bond market positioning of the Fund, generation and analysis of new trade ideas, and portfolio construction. Information about Messrs. Custard, Koester, Davies and Torres is provided below.

Curt Custard is a Group Managing Director and has been Global Head of Global Investment Solutions at UBS Global Asset Management since 2008. Mr. Custard is also a member of the UBS Global Asset Management Executive Committee. Prior to joining UBS Global Asset Management, Mr. Custard was Global Head of Multi-Asset Solutions at Schroders since 2004. Prior to this, Mr. Custard was Chief Investment Officer of the Multi-Asset and Balanced Business of Allianz Global Investors in London since 2000. Mr. Custard has been a portfolio manager of the UBS Dynamic Alpha Fund since 2008 and the UBS Global Allocation Fund and UBS Global Frontier Fund since April 2009.

Andreas Koester is a Managing Director and is Head of Asset Allocation and Currency in the Global Investment Solutions team. Mr. Koester has been at UBS Global Asset Management since 2009. Prior to joining UBS Global Asset Management, Mr. Koester worked at Schroders since 2005, where he was Head of US & European Multi-Asset Solutions and was also a member of their global asset allocation and alternative investment committees. Prior to joining Schroders, Mr. Koester worked for AXA Investment Managers since 2001 in various portfolio management and asset allocation roles. Mr. Koester has been a portfolio manager of the Funds since 2009.

Jonathan Davies is an Executive Director and is a member of the Global Investment Solutions team, based in London. Mr. Davies has been at UBS Global Asset Management since 2002. Prior to joining UBS Global Asset Management, Mr. Davies held positions at the Institute for Fiscal Studies and the Financial Services Authority. Mr. Davies has been a portfolio manager of the Funds since 2009.

Phillip Torres is an Executive Director and is Head of Absolute Return Oriented Strategies in the Asset Allocation & Currency team with the Global Investment Solutions team. Mr. Torres has been at UBS Global Asset Management since 2010. Prior to joining UBS Global Asset Management, Mr. Torres was a portfolio manager at ForSix Asset Management (2009-2010) and Vara Capital Management (2005-2009). Mr. Torres has been a portfolio manager of the UBS Dynamic Alpha Fund since July 1, 2010.

The Funds' SAI provides information about the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of the one month ended June 30, 2011. For purposes of calculating such fee for UBS Global Frontier Fund, the Fund's average daily net assets will be deemed to be the average daily value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate amount of any borrowing). During the fiscal year ended June 30, 2011 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS Dynamic Alpha Fund and UBS Global Frontier Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for each Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

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	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2011	Assets under management	Fee
UBS Dynamic Alpha Fund	0.85%	$0 - $500 million	0.850%

		On the next $500 million – $1 billion	0.800%

		On the next $1 billion – $1.5 billion	0.750%

		On the next $1.5 billion – $2 billion	0.725%

		On the next $2 billion – $4 billion	0.700%

		Above $4 billion	0.680%

UBS Global Allocation Fund	0.76%	$0 - $500 million	0.800%

		On the next $500 million – $1 billion	0.750%

		On the next $1 billion – $1.5 billion	0.700%

		On the next $1.5 billion – $2 billion	0.675%

		On the next $2 billion – $3 billion	0.650%

		On the next $3 billion – $6 billion	0.630%

		Above $6 billion	0.610%

UBS Global Frontier Fund	0.95%	N/A	0.95%

Administrator

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The UBS Global Allocation Fund will generally post on its Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html, the top ten largest stock portfolio holdings of the Fund, and the percentage that these holdings represent of the Fund's total assets, as of the most recent calendar quarter end, 25 calendar days after the end of the calendar quarter.

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html. Please consult the Funds' SAI for a description of the

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The UBS Funds

policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by each Fund annually. Net realized capital gains, if any, are declared and distributed at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Funds shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on

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The UBS Funds

or after January 1, 2012. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, distributions from the Funds to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Funds or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS Dynamic Alpha Fund

Composite performance: Dynamic Alpha Composite ("DAC")
December 1, 2003 through December 31, 2010

Composite performance: Dynamic Alpha Composite ("DAC")
For periods ended December 31, 2010

Year	DAC: net return after expenses and sales charge (%)[1]	DAC: net return after expenses (%)[2]	DAC: gross return before expenses and sales charge (%)	BofA Merrill US Treasury 1-5 Year Index (%)[3]	MSCI World Free Index (net) (%)[4]	US Consumer Price Index (CPI) (%)[5]
1 year	(4.87)%	0.67%	2.03%	3.61%	11.76%	1.50%
5 years	(0.99)%	0.13%	1.39%	4.86%	2.43%	2.18%
Since inception	2.12%	2.94%	4.24%	3.90%	5.94%	2.46%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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The UBS Funds

Supplemental performance information for the advisor of UBS Dynamic Alpha Fund

Composite performance: Dynamic Alpha Composite ("DAC")
December 1, 2003 through December 31, 2010

Year	DAC: net return after expenses and sales charge (%)[1]	DAC: net return after expenses (%)[2]	DAC: gross return before expenses and sales charge (%)	BofA Merrill US Treasury 1-5 Year Index (%)[3]	MSCI World Free Index (net) (%)[4]	US Consumer Price Index (CPI) (%)[5]
2003[6]	(3.29)%	2.90%	3.01%	0.70%	6.27%	(0.11)%
2004	3.52%	9.54%	10.98%	1.32%	14.72%	3.26%
2005	2.26%	8.20%	9.56%	1.39%	9.49%	3.42%
2006	1.33%	7.22%	8.48%	3.81%	20.07%	2.54%
2007	(9.08)%	(3.79)%	(2.64)%	8.16%	9.04%	4.08%
2008	(25.87)%	(21.56)%	(20.57)%	8.73%	(40.71)%	0.09%
2009	16.79%	23.58%	25.20%	0.23%	29.99%	2.72%
2010	(4.87)%	0.67%	2.03%	3.61%	11.76%	1.50%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  Performance is presented for December 1, 2003 through December 31, 2003.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Allocation Fund

Composite performance: Global Securities Composite ("GSC")7
January 1, 1985 through December 31, 2010

Composite performance: Global Securities Composite ("GSC")7
For periods ended December 31, 2010

Year	GSC: net return after expenses and sales charge (%)[1]	GSC: net return after expenses (%)[2]	GSC: gross return before expenses and sales charge (%)	Russell 3000 Index (%)[3]	MSCI World Free Index (net) (%)[4]	Citigroup WGBI (%)[5]	GSMI Mutual Fund Index (%)[6]
1 year	4.77%	10.87%	12.21%	16.93%	11.76%	5.17%	11.02%
5 years	1.42%	2.58%	3.76%	2.74%	2.43%	7.09%	4.86%
10 years	5.02%	5.62%	6.90%	2.16%	2.31%	7.00%	5.03%
Since inception	9.08%	9.32%	10.73%	10.68%	9.55%	8.97%	10.14%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 3000 Index is designed to measure the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

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The UBS Funds

5  The Citigroup World Government Bond Index is an unmanaged broad-based, market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Allocation Fund

Composite performance: Global Securities Composite ("GSC")7
January 1, 1985 through December 31, 2010

Year	GSC: net return after expenses and sales charge (%)[1]	GSC: net return after expenses (%)[2]	GSC: gross return before expenses and sales charge (%)	Russell 3000 Index (%)[3]	MSCI World Free Index (net) (%)[4]	Citigroup WGBI (%)[5]	GSMI Mutual Fund Index (%)[6]
1985	17.60%	24.45%	26.10%	32.16%	40.56%	32.29%	32.91%
1986	11.59%	18.09%	19.66%	16.71%	41.89%	26.47%	24.78%
1987	6.37%	12.55%	14.06%	1.94%	16.16%	18.39%	9.92%
1988	8.01%	14.30%	15.82%	17.82%	23.20%	4.37%	15.96%
1989	11.16%	17.63%	19.20%	29.32%	16.59%	4.34%	19.36%
1990	(2.17)%	3.53%	4.92%	(5.06)%	(17.02)%	11.97%	(3.56)%
1991	14.78%	21.46%	23.07%	33.66%	18.40%	15.82%	23.97%
1992	1.69%	7.61%	9.05%	9.68%	(5.21)%	5.53%	4.47%
1993	4.48%	10.56%	12.04%	10.87%	22.57%	13.28%	14.46%
1994	(7.47)%	(2.09)%	(0.76)%	0.18%	5.06%	2.33%	1.42%
1995	17.54%	24.38%	26.03%	36.81%	20.75%	19.04%	25.41%
1996	7.48%	13.73%	15.25%	21.81%	13.52%	3.63%	12.53%
1997	4.28%	10.35%	11.83%	31.78%	15.62%	0.24%	14.30%
1998	2.36%	8.32%	9.78%	24.14%	24.37%	15.29%	16.45%
1999	(4.25)%	1.32%	2.69%	20.90%	24.84%	(4.26)%	16.85%
2000	(0.58)%	5.20%	6.62%	(7.46)%	(13.18)%	1.59%	(6.11)%
2001	(3.62)%	1.99%	3.37%	(11.46)%	(16.82)%	(0.99)%	(7.50)%
2002	(8.92)%	(3.62)%	(2.31)%	(21.54)%	(19.89)%	19.49%	(8.27)%
2003	21.17%	28.22%	29.87%	31.06%	33.11%	14.91%	26.53%
2004	7.44%	13.70%	15.09%	11.95%	14.72%	10.35%	12.60%
2005	0.29%	6.12%	7.36%	6.13%	9.49%	(6.88)%	6.58%
2006	7.48%	13.74%	15.02%	15.72%	20.07%	6.12%	14.84%
2007	(1.07)%	4.69%	5.85%	5.14%	9.04%	10.95%	8.78%
2008	(39.13)%	(35.59)%	(34.83)%	(37.31)%	(40.71)%	10.89%	(26.87)%
2009	26.19%	33.54%	35.12%	28.34%	29.99%	2.55%	24.98%
2010	4.77%	10.87%	12.21%	16.93%	11.76%	5.17%	11.02%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 3000 Index is designed to measure the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index is an unmanaged broad-based, market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2011 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2011 and the Report are incorporated by reference into the SAI.

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UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.92	$5.45	$9.89	$11.42	$11.04
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.02	0.14	0.04	0.01
Net realized and unrealized gain (loss)	0.16	0.75	(1.84)	(0.56)	0.37
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.22	0.77	(1.70)	(0.52)	0.38
Less dividends/distributions:
From net investment income	(0.16)	(0.30)	—	(0.01)	0.00[3]
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.16)	(0.30)	(2.74)	(1.01)	0.00[3]
Net asset value, end of year	$5.98	$5.92	$5.45	$9.89	$11.42
Total investment return[2]	3.58%	14.19%	(14.31)%[4]	(4.95)%	3.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.79%	1.74%	1.54%	1.20%	1.17%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.76%	1.72%	1.54%	1.20%	1.17%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.30%	1.20%	1.17%
Net investment income (loss)	0.95%	0.31%	1.99%	0.35%	0.06%
Supplemental data:
Net assets, end of year (000's)	$216,297	$334,131	$398,321	$1,178,342	$2,168,596
Portfolio turnover rate	65%	58%	139%	39%	28%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.65	$5.20	$9.68	$11.26	$10.98
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.03)	0.08	(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.16	0.73	(1.82)	(0.54)	0.37
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.17	0.70	(1.74)	(0.58)	0.28
Less dividends/distributions:
From net investment income	(0.11)	(0.25)	—	—	—
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.11)	(0.25)	(2.74)	(1.00)	—
Net asset value, end of year	$5.71	$5.65	$5.20	$9.68	$11.26
Total investment return[2]	2.86%	13.11%	(14.98)%[4]	(5.62)%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.63%	2.58%	2.39%	1.99%	1.95%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.50%	2.47%	2.36%	1.99%	1.95%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	1.99%	1.95%
Net investment income (loss)	0.15%	(0.44)%	1.23%	(0.42)%	(0.78)%
Supplemental data:
Net assets, end of year (000's)	$2,003	$4,597	$6,733	$14,905	$25,790
Portfolio turnover rate	65%	58%	139%	39%	28%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.65	$5.21	$9.68	$11.26	$10.97
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.03)	0.08	(0.04)	(0.08)
Net realized and unrealized gain (loss)	0.15	0.72	(1.81)	(0.54)	0.37
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.16	0.69	(1.73)	(0.58)	0.29
Less dividends/distributions:
From net investment income	(0.10)	(0.25)	—	—	—
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.10)	(0.25)	(2.74)	(1.00)	—
Net asset value, end of year	$5.71	$5.65	$5.21	$9.68	$11.26
Total investment return[2]	2.82%	13.15%	(14.98)%[4]	(5.62)%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.55%	2.50%	2.32%	1.97%	1.93%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.51%	2.47%	2.32%	1.97%	1.93%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.07%	1.97%	1.93%
Net investment income (loss)	0.20%	(0.44)%	1.24%	(0.41)%	(0.72)%
Supplemental data:
Net assets, end of year (000's)	$66,349	$104,146	$131,745	$317,450	$579,916
Portfolio turnover rate	65%	58%	139%	39%	28%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.03	$5.54	$9.96	$11.48	$11.07
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.03	0.17	0.08	0.05
Net realized and unrealized gain (loss)	0.16	0.78	(1.85)	(0.56)	0.36
Net increase from payment by Advisor	—	—	0.00[3]	—	—
Total income (loss)	0.24	0.81	(1.68)	(0.48)	0.41
Less dividends/distributions:
From net investment income	(0.18)	(0.32)	—	(0.04)	0.00[3]
From net realized gains	—	—	(2.74)	(1.00)	—
Total dividends/distributions	(0.18)	(0.32)	(2.74)	(1.04)	0.00[3]
Net asset value, end of year	$6.09	$6.03	$5.54	$9.96	$11.48
Total investment return[2]	3.89%	14.49%	(13.99)%[4]	(4.64)%	3.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.49%	1.42%	1.22%	0.91%	0.89%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.49%	1.42%	1.22%	0.91%	0.89%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.07%	1.04%	1.00%	0.91%	0.89%
Net investment income (loss)	1.25%	0.56%	2.23%	0.69%	0.40%
Supplemental data:
Net assets, end of year (000's)	$87,743	$83,561	$77,254	$320,839	$478,785
Portfolio turnover rate	65%	58%	139%	39%	28%

3  Amount represents less than $0.005 per share.

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

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UBS Global Allocation Fund—Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.66	$8.18	$12.59	$14.81	$13.86
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	0.00[3]	0.08	0.17	0.19
Net realized and unrealized gain (loss)	2.05	1.11	(3.08)	(1.34)	1.83
Total income (loss)	2.05	1.11	(3.00)	(1.17)	2.02
Less dividends/distributions:
From net investment income	(0.44)	(0.63)	(0.46)	(0.23)	(0.27)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.44)	(0.63)	(1.41)	(1.05)	(1.07)
Net asset value, end of year	$10.27	$8.66	$8.18	$12.59	$14.81
Total investment return[2]	23.87%	13.11%	(22.36)%	(8.43)%	14.93%
Ratios to average net assets:
Expenses	1.21%	1.21%	1.19%	1.09%	1.13%
Net investment income (loss)	0.05%	0.01%	0.84%	1.19%	1.28%
Supplemental data:
Net assets, end of year (000's)	$753,750	$814,760	$996,059	$2,396,937	$3,094,036
Portfolio turnover rate	68%	90%	122%	83%	74%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.56	$8.00	$12.35	$14.52	$13.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.08)	0.00[3]	0.05	0.07
Net realized and unrealized gain (loss)	2.03	1.08	(3.01)	(1.31)	1.79
Total income (loss)	1.95	1.00	(3.01)	(1.26)	1.86
Less dividends/distributions:
From net investment income	(0.23)	(0.44)	(0.39)	(0.09)	(0.14)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.23)	(0.44)	(1.34)	(0.91)	(0.94)
Net asset value, end of year	$10.28	$8.56	$8.00	$12.35	$14.52
Total investment return[2]	22.86%	12.14%	(22.98)%	(9.14)%	13.96%
Ratios to average net assets:
Expenses	2.07%	2.09%	2.02%	1.91%	1.93%
Net investment income (loss)	(0.86)%	(0.90)%	0.01%	0.36%	0.48%
Supplemental data:
Net assets, end of year (000's)	$7,484	$15,190	$33,685	$90,258	$139,061
Portfolio turnover rate	68%	90%	122%	83%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.42	$7.96	$12.29	$14.48	$13.58
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.07)	0.00[3]	0.05	0.07
Net realized and unrealized gain (loss)	1.99	1.07	(2.99)	(1.30)	1.79
Total income (loss)	1.92	1.00	(2.99)	(1.25)	1.86
Less dividends/distributions:
From net investment income	(0.34)	(0.54)	(0.39)	(0.12)	(0.16)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.34)	(0.54)	(1.34)	(0.94)	(0.96)
Net asset value, end of year	$10.00	$8.42	$7.96	$12.29	$14.48
Total investment return[2]	22.90%	12.29%	(22.93)%	(9.15)%	14.02%
Ratios to average net assets:
Expenses	1.99%	2.00%	1.97%	1.89%	1.90%
Net investment income (loss)	(0.73)%	(0.78)%	0.06%	0.40%	0.51%
Supplemental data:
Net assets, end of year (000's)	$348,721	$381,137	$456,577	$985,156	$1,274,539
Portfolio turnover rate	68%	90%	122%	83%	74%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.84	$8.34	$12.80	$15.04	$14.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.03	0.10	0.21	0.23
Net realized and unrealized gain (loss)	2.07	1.14	(3.13)	(1.37)	1.85
Total income (loss)	2.11	1.17	(3.03)	(1.16)	2.08
Less dividends/distributions:
From net investment income	(0.47)	(0.67)	(0.48)	(0.26)	(0.30)
From net realized gains	—	—	(0.95)	(0.82)	(0.80)
Total dividends/distributions	(0.47)	(0.67)	(1.43)	(1.08)	(1.10)
Net asset value, end of year	$10.48	$8.84	$8.34	$12.80	$15.04
Total investment return[2]	24.15%	13.54%	(22.12)%	(8.20)%	15.18%
Ratios to average net assets:
Expenses	0.92%	0.93%	0.90%	0.82%	0.88%
Net investment income (loss)	0.35%	0.29%	1.14%	1.46%	1.53%
Supplemental data:
Net assets, end of year (000's)	$179,875	$170,517	$224,281	$477,603	$648,479
Portfolio turnover rate	68%	90%	122%	83%	74%

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UBS Global Frontier Fund—Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.32	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	2.38	1.12	(2.98)	(1.10)
Total income (loss)	2.29	1.05	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.25)	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.25)	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$8.36	$6.32	$5.59	$8.75
Total investment return[2]	36.53%	18.30%	(34.51)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.64%	1.62%	1.66%	1.59%[5]
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%[5]
Net investment loss	(1.14)%	(1.01)%	(1.01)%	(0.52)%[5]
Supplemental data:
Net assets, end of period (000's)	$50,167	$48,479	$48,395	$79,572
Portfolio turnover rate	33%	54%	148%	84%

	Class Y
	Year ended June 30,			For the period ended
	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.32	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	2.38	1.11	(2.99)	(1.10)
Total income (loss)	2.31	1.06	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.27)	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.27)	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$8.36	$6.32	$5.60	$8.77
Total investment return[2]	36.66%	18.54%	(34.30)%	(11.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.43%	1.35%	1.35%	1.31%[5]
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%[5]
Net investment loss	(0.87)%	(0.72)%	(0.73)%	(0.26)%[5]
Supplemental data:
Net assets, end of period (000's)	$1,395	$185	$1,699	$7,395
Portfolio turnover rate	33%	54%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

4  Amount represents less than $0.005 per share.

5  Annualized.

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	Class C
	Year ended June 30,			For the period ended
	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$6.31	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	2.37	1.12	(2.96)	(1.10)
Total income (loss)	2.22	1.00	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.19)	(0.27)	(0.07)	(0.00)[4]
From net realized gains	—	—	—	(0.07)
Total dividends/distributions	(0.19)	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$8.34	$6.31	$5.58	$8.71
Total investment return[2]	35.39%	17.50%	(35.03)%	(12.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.41%	2.41%	2.48%	2.40%[5]
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%[5]
Net investment loss	(1.89)%	(1.76)%	(1.76)%	(1.27)%[5]
Supplemental data:
Net assets, end of period (000's)	$14,989	$13,792	$14,559	$22,882
Portfolio turnover rate	33%	54%	148%	84%

UBS Global Asset Management
65

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Global Asset Management
66

UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

UBS Global Asset Management
67

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1164

UBS Equities Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2011

UBS Global Equity Fund

Class: A: BNGEX, B: BNEBX, C: BNECX, Y: BPGEX

UBS International Equity Fund

Class: A: BNIEX, B: BNIBX, C: BNICX, Y: BNUEX

UBS Market Neutral Multi-Strategy Fund

Class: A: BMNAX, C: BMNCX, Y: BMNYX

UBS U.S. Large Cap Equity Fund

Class: A: BNEQX, B: BNQBX, C: BNQCX, Y: BPEQX

UBS U.S. Small Cap Growth Fund

Class: A: BNSCX, B: BNMBX, C: BNMCX, Y: BISCX

This prospectus offers Class A, Class C and Class Y shares in five of the nineteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds"). For each Fund except the UBS Market Neutral Multi-Strategy Fund, this prospectus offers Class B shares only to existing shareholders of Class B shares with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds and other series of the UBS Family of Funds. The UBS Market Neutral Multi-Strategy Fund does not offer Class B shares.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the funds

Fund summaries

UBS Global Equity Fund	Page 3

UBS International Equity Fund	Page 7

UBS Market Neutral Multi-Strategy Fund	Page 11

UBS U.S. Large Cap Equity Fund	Page 15

UBS U.S. Small Cap Growth Fund	Page 19

More information about the funds

UBS Global Equity Fund—Investment objective, strategies, securities selection and risks	Page 23

UBS International Equity Fund—Investment objective, strategies, securities selection and risks	Page 25

UBS Market Neutral Multi-Strategy Fund—Investment objective, strategies, securities selection and risks	Page 28

UBS U.S. Large Cap Equity Fund—Investment objective, strategies, securities selection and risks	Page 32

UBS U.S. Small Cap Growth Fund—Investment objective, strategies, securities selection and risks	Page 34

Your investment

Information for managing your fund account

Managing your fund account	Page 36

—Flexible pricing	Page 36

—Buying shares	Page 41

—Selling shares	Page 44

—Exchanging shares	Page 45

—Pricing and valuation	Page 46

Additional information

Additional important information about the funds

Management	Page 48

Disclosure of portfolio holdings	Page 52

Dividends and taxes	Page 52

Supplemental investment advisor performance information	Page 54

Financial highlights	Page 61

Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 72 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 73 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS Global Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 36 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses[1]	0.53	0.45	0.57	0.40
Total annual fund operating expenses	1.53	2.20	2.32	1.15
Less management fee waiver/expense reimbursements or (recoupment)	0.03	(0.03)	0.07	—
Total annual fund operating expenses after management fee waiver/expense reimbursements or (recoupment)[2]	1.50	2.23	2.25	1.15

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee

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waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$694	$1,004	$1,336	$2,271
Class B (assuming sale of all shares at end of period)	726	991	1,382	2,212
Class B (assuming no sale of shares)	226	691	1,182	2,212
Class C (assuming sale of all shares at end of period)	328	718	1,234	2,651
Class C (assuming no sale of shares)	228	718	1,234	2,651
Class Y	117	365	633	1,398

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of US and foreign issuers. The Fund may invest in issuers from both developed and emerging markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

Management process

In the global universe, the Advisor uses a disciplined price to intrinsic value approach that seeks to take advantage of pricing anomalies in markets. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

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Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Life of class performance for the index is as of the inception month-end of each class. Index reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (19.92)%
Best quarter during calendar years shown—2Q 2009: 26.01%
Worst quarter during calendar years shown—4Q 2008: (22.99)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (6/30/97)
Return before taxes	4.04%	1.61%	2.64%	3.65%
Class B (12/11/01)
Return before taxes	4.25	1.63	N/A	4.32
Class C (11/27/01)[1]
Return before taxes	8.26	1.98	N/A	4.03
Class Y (1/28/94)
Return before taxes	10.61	3.10	3.57	6.19
Return after taxes on distributions	10.09	2.50	2.95	4.95
Return after taxes on distributions and sale of fund shares	7.45	2.39	2.75	4.76
MSCI World Free Index (net)	11.76	2.43	2.31	*

*  Average annual total returns for the MSCI World Free Index (net) for the life of each class were as follows: Class A—4.00%; Class B—4.69%; Class C—4.71%; Class Y—5.92%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Nicholas Melhuish, portfolio manager of the Fund since 2008.

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Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS International Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 36 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses[1]	0.99	1.07	1.02	0.98
Total annual fund operating expenses	2.04	2.87	2.82	1.78
Less management fee waiver/expense reimbursements	0.79	0.87	0.82	0.78
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.25	2.00	2.00	1.00

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the irrevocable fee waiver and expense reimbursement for all years.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$670	$925	$1,199	$1,978
Class B (assuming sale of all shares at end of period)	703	927	1,278	1,956
Class B (assuming no sale of shares)	203	627	1,078	1,956
Class C (assuming sale of all shares at end of period)	303	627	1,078	2,327
Class C (assuming no sale of shares)	203	627	1,078	2,327
Class Y	102	318	552	1,225

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world. The Fund may invest in issuers from both developed and emerging markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

Management process

The Advisor's investment decisions with respect to a portion of the Fund's portfolio are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process. The Advisor utilizes growth-oriented strategies with respect to the remainder of the Fund's portfolio.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

With respect to the portion of the Fund's portfolio that is managed according to the Advisor's growth-oriented strategies, the Advisor seeks to invest in companies which are undergoing positive sustainable fundamental change driving a period of above average earnings growth. Hallmarks of such companies include a dominant market position and franchise, major technological edge or unique competitive advantage. In selecting securities with this strategy, the Advisor selects companies it believes can sustain an above average return on invested capital and over a longer period of time than is reflected in current market prices.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

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Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Life of class performance for the index is as of the inception month-end of each class. Index reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (22.76)%
Best quarter during calendar years shown—2Q 2009: 29.94%
Worst quarter during calendar years shown—4Q 2008: (21.57)%

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Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (6/30/97)
Return before taxes	5.94%	1.95%	2.78%	3.03%
Class B (2/12/02)
Return before taxes	6.38	2.04	N/A	5.90
Class C (1/25/02)[1]
Return before taxes	10.25	2.33	N/A	5.58
Class Y (8/31/93)
Return before taxes	12.39	3.32	3.58	5.09
Return after taxes on distributions	11.71	1.90	2.10	3.67
Return after taxes on distributions and sale of fund shares	8.69	2.49	2.52	3.81
MSCI World Free ex USA Index (net)	8.95	3.05	3.98	*

*  Average annual total returns for the MSCI World Free ex USA Index (net) for the life of each class were as follows: Class A—4.40%; Class B—7.97%; Class C—7.96%; Class Y—5.46%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Nicholas Irish, portfolio manager of the Fund since 2008.

•  Vincent Willyard, portfolio manager of the Fund since 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Market Neutral Multi-Strategy Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while neutralizing the general risks associated with stock market investing.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 36 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	1.25%	1.25%	1.25%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses:
Dividend expense and security loan fees for securities sold short	2.38	2.44	2.32
Other	1.38	1.25	1.26
Total other expenses	3.76	3.69	3.58
Acquired fund fees and expenses	0.04	0.04	0.04
Total annual fund operating expenses[1]	5.30	5.98	4.87
Less management fee waiver/expense reimbursements	1.13	1.00	1.01
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	4.17	4.98	3.86

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those

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periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$946	$1,953	$2,954	$5,430
Class C (assuming sale of all shares at end of period)	598	1,683	2,844	5,650
Class C (assuming no sale of shares)	498	1,683	2,844	5,650
Class Y	388	1,375	2,364	4,847

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 460% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund seeks to achieve its investment objective by investing principally in equity securities. Investments by the Fund in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed countries (including the United States) and emerging markets. The Fund's equity investments may include large, intermediate and small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. The Fund also may invest in securities convertible into equity securities.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements, swap agreements (specifically, total return and currency swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund which exceeds the rate of return on 3-month US Treasury bills by 2.25% to 4.25% for Class A shares, 1.50% to 3.50% for Class C shares, and 2.50% to 4.50% for Class Y shares, each net of fund ordinary operating expenses over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet these total return goals.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO"). To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may borrow money from banks to purchase investments for the Fund.

Management process

The Fund seeks to maximize total returns by allocating its assets among various distinct equity investment strategies (each a "Fund component" and together, the "Fund components"), which are managed by portfolio management teams at the Advisor. Each Fund component is unique in terms of the source of its investment insight, its geographic focus, or both. Each Fund component employs a market neutral investment strategy designed to generate returns that have a low correlation to the movements in the equity markets in which such Fund component focuses. A Fund component will purchase securities long that it believes will outperform the market, other Fund securities or both, and sell securities short that are expected to underperform the market, other Fund securities or both. The Fund engages in its long/short strategies in order to generate returns with low correlations to market returns.

The Advisor selects Fund components and allocates the Fund's assets among the Fund components based on each Fund component's expected contribution to the risk adjusted investment return of the Fund. Fund components are chosen by the Advisor in part because the Fund components demonstrate a low correlation of returns versus equity markets and among each other. The Advisor intends to allocate assets among the Fund components with the goal of providing returns for the Fund that are a function of the Advisor's stock-level investment insights rather than a function of broad market movements.

In deciding the Fund's allocation to each Fund component, the Advisor utilizes analytical tools that enable the Advisor to view the entire investment portfolio of the Fund across all underlying components in order to best

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assess the allocation of Fund assets among these components based on alpha potential and contribution to volatility and to monitor the impact of individual stock positions, both long and short positions, on the Fund's entire portfolio.

The Fund components utilize fundamental valuation, quantitative research or a combination of both to construct a portfolio. The investment decisions for certain Fund components are based on price/value discrepancies as identified by the Advisor's fundamental valuation process. In selecting securities utilizing the fundamental valuation process, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The investment decisions for other Fund components are based on investment opportunities generated by quantitative research techniques that systematically exploit many small reappearing market anomalies to provide consistent excess returns for the Fund.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Multi-strategy risk: The risk that the Fund may allocate assets to a Fund Component that underperforms other strategy types.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. The Advisor seeks to limit market risk by utilizing a market neutral strategy, however, the Advisor cannot guarantee that its strategy will be successful.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses

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and can result in losses to the Fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund would be less than if borrowing were not used.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Performance

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Arthur Gresh, portfolio manager of the Fund since its inception.

•  Ian Paczek, portfolio manager of the Fund since its inception.

•  Scott Bondurant, portfolio manager of the Fund since its inception.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS U.S. Large Cap Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 36 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses[1]	0.24	0.36	0.30	0.24
Total annual fund operating expenses	1.19	2.06	2.00	0.94
Less management fee waiver/expense reimbursements or (recoupment)	(0.01)	0.11	0.05	(0.01)
Total annual fund operating expenses after management fee waiver/expense reimbursements or (recoupment)[2]	1.20	1.95	1.95	0.95

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee

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waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$666	$908	$1,169	$1,915
Class B (assuming sale of all shares at end of period)	698	935	1,298	1,952
Class B (assuming no sale of shares)	198	635	1,098	1,952
Class C (assuming sale of all shares at end of period)	298	623	1,073	2,323
Class C (assuming no sale of shares)	198	623	1,073	2,323
Class Y	97	301	521	1,156

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in the securities of US companies that have market capitalizations within the range of the Russell 1000 Index but below $3 billion in market capitalization and/or the securities of foreign companies in developed countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for

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investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Focused investment risk: The risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (12.71)%
Best quarter during calendar years shown—2Q 2009: 19.55%
Worst quarter during calendar years shown—4Q 2008: (26.34)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (6/30/97)
Return before taxes	6.93%	(0.76)%	2.66%	3.61%
Class B (11/5/01)
Return before taxes	7.29	(0.75)	N/A	3.63
Class C (11/13/01)[1]
Return before taxes	11.34	(0.36)	N/A	3.09
Class Y (2/22/94)
Return before taxes	13.39	0.64	3.54	7.90
Return after taxes on distributions	13.26	0.04	2.89	6.72
Return after taxes on distributions and sale of fund shares	8.87	0.43	2.88	6.53
Russell 1000 Index	16.10	2.59	1.83	*

*  Average annual total returns for the Russell 1000 Index for the life of each class were as follows: Class A—4.87%; Class B—4.02%; Class C—3.65%; Class Y—8.21%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Thomas Cole, portfolio manager of the Fund since 2001.

•  John Leonard, portfolio manager of the Fund since its inception.

•  Thomas Digenan, portfolio manager of the Fund since 2001.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In

UBS Global Asset Management
17

general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS U.S. Small Cap Growth Fund
Fund summary

Investment objective

The Fund seeks to provide long-term capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 36 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses	0.44	0.40	0.52	0.28
Acquired fund fees and expenses	0.01	0.01	0.01	0.01
Total annual fund operating expenses[1]	1.55	2.26	2.38	1.14
Less management fee waiver/expense reimbursements or (recoupment)	0.14	0.10	0.22	(0.02)
Total annual fund operating expenses after management fee waiver/expense reimbursements or (recoupment)[1,2]	1.41	2.16	2.16	1.16

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of

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those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$686	$1,000	$1,336	$2,283
Class B (assuming sale of all shares at end of period)	719	997	1,401	2,245
Class B (assuming no sale of shares)	219	697	1,201	2,245
Class C (assuming sale of all shares at end of period)	319	722	1,251	2,700
Class C (assuming no sale of shares)	219	722	1,251	2,700
Class Y	118	364	630	1,388

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of less than $3 billion. However, the Fund may invest a portion of its assets in securities outside of this range. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public

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companies may fluctuate significantly over a short period of time.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (11.71)%
Best quarter during calendar years shown—4Q 2010: 20.11%
Worst quarter during calendar years shown—4Q 2008: (32.03)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (12/31/98)
Return before taxes	30.64%	1.89%	3.12%	7.36%
Class B (11/7/01)
Return before taxes	32.26	1.96	N/A	5.79
Class C (11/19/01)[1]
Return before taxes	36.27	2.30	N/A	5.31
Class Y (9/30/97)
Return before taxes	38.62	3.33	3.98	6.34
Return after taxes on distributions	38.62	2.91	3.58	5.47
Return after taxes on distributions and sale of fund shares	25.11	2.73	3.32	5.12
Russell 2000 Growth Index	29.09	5.30	3.78	*

*  Average annual total returns for the Russell 2000 Growth Index for the life of each class were as follows: Class A—4.04%; Class B—6.47%; Class C—6.03%; Class Y—3.08%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Paul Graham, portfolio manager of the Fund since its inception.

•  David Wabnik, portfolio manager of the Fund since its inception.

•  Samuel Kim, portfolio manager of the Fund since 2011.

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21

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Asset Management
22

The UBS Funds

More information about the funds—UBS Global Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of US and foreign issuers. The Fund may invest in issuers from both developed and emerging markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2011, the Fund was invested in securities of issuers from 23 countries and approximately 33.1% of its assets were invested in US equity securities. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward currency agreements, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.

Securities selection

In the global universe, the Advisor uses a disciplined price to intrinsic value approach that seeks to take advantage of pricing anomalies in markets. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate

UBS Global Asset Management
23

The UBS Funds

More information about the funds—UBS Global Equity Fund

information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
24

The UBS Funds

More information about the funds—UBS International Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world. The Fund may invest in issuers from both developed and emerging markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2011, the Fund was invested in securities of issuers from 30 countries and none of its assets were invested in US operating companies. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward currency agreements, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.

Securities selection

The Advisor's investment decisions with respect to a portion of the Fund's portfolio is based upon price/value discrepancies as identified by the Advisor's fundamental valuation process. The Advisor utilizes growth-oriented strategies with respect to the remainder of the Fund's portfolio.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

With respect to the portion of the Fund's portfolio that is managed according to the Advisor's growth-oriented strategies, the Advisor seeks to invest in companies which are undergoing positive sustainable fundamental change driving a period of above average earnings growth. Hallmarks of such companies include a dominant market position and franchise, major technological edge or unique competitive advantage. To identify attractive securities the Advisor uses a proprietary screening system to rank stocks based upon a series of growth, valuation and momentum metrics. In employing these metrics, as well as in-depth fundamental company analysis, the Advisor selects companies it believes can sustain an above average return on invested capital and over a longer period of time than is reflected in current market prices.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may

UBS Global Asset Management
25

The UBS Funds

More information about the funds—UBS International Equity Fund make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some

UBS Global Asset Management
26

The UBS Funds

More information about the funds—UBS International Equity Fund derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
27

The UBS Funds

More information about the funds—UBS Market Neutral Multi-Strategy Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while neutralizing the general risks associated with stock market investing. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal investment strategies

In order to achieve the Fund's investment objective, the Advisor allocates the Fund's assets among the Fund components, which are managed by portfolio management teams at the Advisor. Each Fund component principally focuses its investments in equity securities.

Investments by the Fund in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed countries (including the United States) and emerging markets. The Fund's equity investments may include large, intermediate and small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. The Fund also may invest in securities convertible into equity securities.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, total return rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include options, futures, forward agreements, total return swap agreements, equity participation notes and equity-linked notes. The Fund may establish net short or net long positions for individual markets, currencies and securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund may invest in derivatives to the extent permitted by the 1940 Act.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund which exceeds the rate of return on 3-month US Treasury bills by 2.25% to 4.25% for Class A shares, 1.50% to 3.50% for Class C shares, and 2.50% to 4.50% for Class Y shares, each net of fund ordinary operating expenses over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet these total return goals.

The Fund seeks to maximize total returns by allocating its assets among the Fund components. Each Fund component is unique in terms of the source of its investment insight, its geographic focus, or both. Each Fund component employs a market neutral investment strategy designed to generate returns that have a low correlation to the movements in the equity markets in which such Fund component focuses. A Fund component will purchase securities long that it believes will outperform the market, other Fund securities or both, and sell securities short that are expected to underperform the market, other Fund securities or both. The Fund engages in its long/short strategies in order to generate returns with low correlations to market returns.

The Advisor selects Fund components and allocates the Fund's assets among the Fund components based on each Fund component's expected contribution to the risk adjusted investment return of the Fund. Fund components are chosen by the Advisor in part because the Fund components demonstrate a low correlation of returns versus equity markets and among each other. The Advisor intends to allocate assets among the Fund components with the goal of providing returns for the Fund that are a function of the Advisor's stock-level investment insights rather than a function of broad market movements.

In deciding the Fund's allocation to each Fund component, the Advisor utilizes analytical tools that enable the Advisor to view the entire investment portfolio of the Fund across all underlying components in order to best assess the allocation of Fund assets among these components based on alpha potential and contribution to volatility and to monitor the impact of individual stock positions, both long and short positions, on the Fund's entire portfolio.

UBS Global Asset Management
28

The UBS Funds

More information about the funds—UBS Market Neutral Multi-Strategy Fund

Through its allocations to the Fund components, the Fund aims to have an equal dollar value committed to its long and short positions. However, due to market and valuation shifts the Fund may have net long or short exposures.

More about short sales. When the Fund takes a long position in a security, the Advisor purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, the Advisor sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

The Fund's ability to fully implement its investment strategy may also be affected by the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds. For example, the Advisor restricts short sales in excess of a stated amount of the average daily trading volume of a stock if the Advisor deems it may negatively impact the market and drive down the price of a security that is also held in the Advisor's long only accounts and/or funds. In addition, Advisor's procedures require short sales to be executed after long-only sell orders in the same stock if the long-only sell orders are in excess of a stated number of shares. This procedure may delay the short sales and therefore the price at which the short sale is executed. Therefore, the price may be lower than had the long-only order not taken precedence, and the potential benefit of the short sale would be reduced.

The Fund may also invest in cash or cash equivalent instruments. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents which may affect its ability to pursue its investment objective.

Securities selection

Each Fund component utilizes fundamental valuation, quantitative research or a combination of both to construct its portfolio.

Fundamental Valuation. The investment decisions with respect to certain Fund components are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. In selecting securities to be held as long positions in the Fund, the Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. In selecting securities to be held as short positions in the Fund, the Advisor will select a security whose fundamental value it estimates to be less than its market value at any given time.

For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of long and short stock positions across industries and countries with meaningful relative price/value discrepancies.

Quantitative Research. A portion of the Advisor's investment decisions with respect to the Fund's portfolio are based upon investment opportunities generated by quantitative research techniques.

UBS Global Asset Management
29

The UBS Funds

More information about the funds—UBS Market Neutral Multi-Strategy Fund

The Advisor's quantitative discipline is predicated on the belief that there are many frequently reoccurring market opportunities that can be identified and systematically exploited to provide the Fund with consistent excess returns. In identifying these market opportunities, the Advisor seeks to systematically rank securities as to their relative attractiveness based on a specific set of factors. The Advisor uses a global multi-factor model to evaluate stocks on a combined matrix of five dimensions: valuation, growth, capital use, quality and market behavior while acknowledging distinct factors can drive performance in different regional equity markets and in various sectors. The measures, together with the securities' respective risk attributions, form the building blocks of the targeted portfolio.

The portfolio managers for certain Fund components also may utilize historical modeling and real-time research to predict price movements of stocks associated with certain events, most commonly around major global equity index constituent additions and deletions.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

•  Short sales risk—There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

•  Foreign investing risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Multi-strategy risk—The risk that the Fund may allocate assets to a Fund component that underperforms other Fund components. For example, the Fund may be overweighted in quantitatively oriented strategies when such strategy types are being outperformed by more fundamentally-oriented strategies.

UBS Global Asset Management
30

The UBS Funds

More information about the funds—UBS Market Neutral Multi-Strategy Fund

•  Market risk—The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. The Advisor seeks to limit market risk by utilizing a market neutral strategy, however, the Advisor cannot guarantee that its strategy will be successful.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, total return rates, or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause it to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

•  Leverage risk—The Fund may borrow money from banks to purchase investments, which is a form of leverage, or utilize certain derivatives, which may create leverage. If the Fund borrows money to purchase securities and its investments decrease in value, the Fund's losses will be greater than if it did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Certain derivatives, including total return swaps, that the Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Limited capitalization risk—The risk that investments in small and intermediate capitalization companies may be more volatile than investments in larger companies, as small and intermediate size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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The UBS Funds

More information about the funds—UBS U.S. Large Cap Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. The Fund may invest up to 20% of its net assets in the securities of US companies that have market capitalizations within the range of the Russell 1000 Index but below $3 billion in market capitalization and/or the securities of foreign companies in developed countries. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and foreign currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.

Securities selection

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

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The UBS Funds

More information about the funds—UBS U.S. Large Cap Equity Fund

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Focused investment risk—The risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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The UBS Funds

More information about the funds—UBS U.S. Small Cap Growth Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide long-term capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of less than $3 billion. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to no longer meet the small capitalization range, the Fund is not required to dispose of the security. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

Securities selection

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

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The UBS Funds

More information about the funds—UBS U.S. Small Cap Growth Fund

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  IPOs risk—Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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The UBS Funds

Managing your fund account

Flexible pricing

Each Fund offers three classes of shares—Class A, Class C and Class Y. Each Fund, except for the UBS Market Neutral Multi-Strategy Fund, offers Class B shares to existing shareholders of Class B shares in limited circumstances as described in the section entitled "Class B shares" on page 37. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Funds are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

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The UBS Funds

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower on-going expenses.

Class B shares

The Funds have ceased offering Class B shares (with exceptions for existing shareholders for exchanges or reinvesting dividends). New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. Existing shareholders of Class B shares of UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:
If you sell shares within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4%	2%	2%	1%
3rd year since purchase	3%	2%	1%	None
4th year since purchase	2%	1%	None	None
5th year since purchase	2%	None	None	None
6th year since purchase	1%	None	None	None
7th year since purchase	None	None	None	None

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than

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The UBS Funds

six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

•  First, Class B shares representing reinvested dividends, and

•  Second, Class B shares that you have owned the longest.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

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The UBS Funds

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

Class A, Class B and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/1/e/globalam/Americas/
globalamus/globalamusii/mutual_fund.html

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

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•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of

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such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of a Fund (0.0875% for the UBS Market Neutral Multi-Strategy Fund), that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A, Class B and Class C shares:

To open an account	$1,000
To add to an account	$100

The Funds may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In

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such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures

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sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares

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held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that

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is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to

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maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Funds.

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Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund, except the UBS Market Neutral Multi-Strategy Fund, is available in the Funds' most-recent annual report to shareholders for the period ended June 30. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and Advisor on behalf of the UBS Market Neutral Multi-Strategy Fund will be available in a future annual report to shareholders of the Fund.

Bank Holding Company Act limitations

To the extent that UBS Global AM (Americas) maintains a greater than 24.99% interest in the UBS Market Neutral Multi-Strategy Fund, UBS Global AM (Americas) will be deemed to "control" the Fund for purposes of the U.S. Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the UBS Market Neutral Multi-Strategy Fund may be subject to certain limitations on

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its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM (Americas) reduces its percentage interest in the UBS Market Neutral Multi-Strategy Fund through redemptions.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS Global Equity Fund

Nicholas Melhuish is the portfolio manager for the UBS Global Equity Fund. He is responsible for the day-to-day management of the Fund's portfolio. Mr. Melhuish has access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued. Mr. Melhuish works closely with the analysts to decide how to structure the UBS Global Equity Fund. Information about Mr. Melhuish is provided below.

Nicholas Melhuish is a Managing Director and has been Head of Global Equities at UBS Global Asset Management since 2007. Previously, Mr. Melhuish was the lead portfolio manager and team head for the traditional global equity strategy at Nicholas Applegate Capital Management from 2003 through 2007. Mr. Melhuish has been a portfolio manager of the Fund since 2008.

UBS International Equity Fund

Nicholas Irish and Vincent Willyard are the portfolio managers for the UBS International Equity Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Irish is responsible for security selection in the core/value component of the Fund's portfolio while Mr. Willyard is responsible for security selection in the growth component of the Fund's portfolio. The portfolio managers have access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund's portfolio. The portfolio managers work closely with the analysts to decide how to structure the UBS International Equity Fund. Information about Mr. Irish and Mr. Willyard is provided below.

Nicholas Irish is a Senior Portfolio Manager on the Core/Value Global Equities team, a member of the Global Equity Portfolio Management team and a Managing Director of UBS Global Asset Management. Mr. Irish joined UBS Global Asset Management in 2008 and previously was a senior global equity portfolio manager of HSBC Halbis since 2005 where he co-managed HSBC Halbis' equity portfolios. Prior to that, Mr. Irish spent 11 years at Schroders, most recently as one of two global equity portfolio managers responsible for their integrated global equity products. Mr. Irish has been a portfolio manager of the Fund since 2008.

Vincent Willyard has been a Managing Director and Head of International Growth at UBS Global Asset Management since 2007. Prior to that, Mr. Willyard was the lead portfolio manager of international growth at Nicholas-Applegate Capital Management from 2005 to 2007. Mr. Willyard has been portfolio manager of the Fund since 2009.

UBS Market Neutral Multi-Strategy Fund

Arthur Gresh, Ian Paczek and Scott Bondurant are the members of the investment management team primarily responsible for the day-to-day management of the Fund and the allocation decisions among the Fund components. Mr. Gresh as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Paczek works closely with Mr. Gresh on portfolio construction and ensuring that Fund investment objectives are met. Mr. Bondurant works closely with Mr. Gresh and team on long/short aspects of portfolio construction for the Fund.

Arthur Gresh is the Head of Structured Equities and a Managing Director at UBS Global AM (Americas). Prior to assuming his current role in November 2007, Mr. Gresh served as Head of the Systematic Alpha team, which now resides within the broader Structured Equities business. Prior to joining UBS Global Asset Management in 2004, he was Head of International Structured Equity at JP Morgan Fleming Asset Management in London, Head of Equity Applied Research and a

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The UBS Funds

Quantitative Analyst in Capital Market Research. Mr. Gresh has been a portfolio manager of the Fund since its inception.

Ian Paczek is a portfolio manager on the Systematic Alpha team and a Director at UBS Global Asset Management (UK) Ltd. He is responsible for the portfolio management of Global, European and UK Equity portfolios and for ongoing development work on the Portfolio Optimization Platform (POP). Prior to joining UBS Global Asset Management in 2004, Mr. Paczek was at JP Morgan Fleming Asset Management as Senior Quantitative Analyst in the International Structured Equity team. Mr. Paczek has been a portfolio manager of the Fund since its inception.

Scott Bondurant has been a Long Short Equity Strategist at UBS Global Asset Management since 2005 and is a Managing Director of UBS Global Asset Management. Prior to joining the firm, Mr. Bondurant had been in institutional equities for over 15 years including his role as Executive Director at Morgan Stanley for nine years, where he worked closely with the prime brokerage team to help managers with long short strategies. Mr. Bondurant has been a portfolio manager of the Fund since its inception.

UBS U.S. Large Cap Equity Fund

Thomas Cole, John Leonard and Thomas Digenan are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Cole as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard and Mr. Digenan work closely with Mr. Cole on portfolio construction and ensuring that Fund investment objectives are met.

Information about Messrs. Cole, Leonard and Digenan is provided below.

Thomas M. Cole is Head of North American Equities, Research Director for North American Equities, and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985 and a portfolio manager of the Fund since 2001.

John C. Leonard is Global Head of Equities and a Member of the UBS Group Managing Board. Mr. Leonard has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the Fund since its inception.

Thomas J. Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since 2001.

UBS U.S. Small Cap Growth Fund

Paul Graham, David Wabnik and Samuel Kim are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the US Small Cap Growth investment team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Graham, Mr. Wabnik and Mr. Kim is provided below.

Paul Graham is the Head of Growth Equities at UBS Global Asset Management. Mr. Graham has been an employee of UBS Global Asset Management since 1994, a Managing Director of UBS Global Asset Management since 2003, and portfolio manager of the Fund since its inception.

David Wabnik is a Co-Head of Small Cap Growth Equities and a Senior Portfolio Manager at UBS Global Asset Management. Mr. Wabnik has been an employee of UBS Global Asset Management since 1995, an Executive Director of UBS Global Asset Management since 2001, and portfolio manager of the Fund since its inception.

Samuel Kim is a Director at UBS Global Asset Management. Mr. Kim has been an investment professional with UBS Global Asset Management since 2003, and a portfolio manager of the Fund since 2011.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

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The UBS Funds

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of the one month ended June 30, 2011. During the fiscal year ended June 30, 2011 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS Market Neutral Multi-Strategy Fund and UBS U.S. Small Cap Growth Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2011	Assets under management	Fee
UBS Global Equity Fund	0.75%	$0 – $250 million	0.750%
		On the next $250 million – $500 million	0.700%
		On the next $500 million – $1 billion	0.680%
		Above $1 billion	0.650%
UBS Market Neutral Multi-Strategy Fund	1.25%	N/A	1.25%
UBS U.S. Large Cap Equity Fund	0.70%	$0 – $500 million	0.700%
		On the next $500 million – $1 billion	0.650%
		On the next $1 billion – $1.5 billion	0.600%
		On the next $1.5 billion – $2 billion	0.575%
		Above $2 billion	0.550%
UBS U.S. Small Cap Growth Fund	0.85%	$0 – $1 billion	0.850%
		Above $1 billion	0.825%

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses of the Fund do not exceed the amount listed in the footnote to its Expense Table.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2011	Assets under management	Fee
UBS International Equity Fund	0.80%	$0 – $500 million	0.800%
		On the next $500 million – $1 billion	0.750%
		On the next $1 billion – $1.5 billion	0.700%
		On the next $1.5 billion – $2 billion	0.675%
		Above $2 billion	0.650%

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The UBS Funds

Administrator

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Funds will generally post on their Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days (35 calendar days for the UBS Market Neutral Multi-Strategy Fund) after the end of the calendar quarter. The UBS Market Neutral Multi-Strategy Fund will generally post on the Web Site its ten largest long and its five largest short positions, as of the most recent calendar quarter end, 35 days after the end of each calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/
1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by each Fund annually. Net realized capital gains, if any, are declared and distributed at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an

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The UBS Funds

income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Funds shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, distributions from the Funds to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Funds or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Equity Fund

Composite performance: Global Equity Composite ("GEC")4
January 1, 1999 through December 31, 2010

Composite performance: Global Equity Composite ("GEC")4
For periods ended December 31, 2010

Year	GEC: net return after expenses and sales charge (%)[1]	GEC: net return after expenses (%)[2]	GEC: gross return before expenses and sales charge (%)	MSCI World Free Index (net) (%)[3]
1 year	4.46%	10.54%	12.19%	11.76%
5 years	1.33%	2.48%	3.84%	2.43%
10 years	2.81%	3.39%	4.72%	2.31%
Since inception	3.33%	3.81%	5.14%	2.60%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Equity Fund

Composite performance: Global Equity Composite ("GEC")4
January 1, 1999 through December 31, 2010

Year	GEC: net return after expenses and sales charge (%)[1]	GEC: net return after expenses (%)[2]	GEC: gross return before expenses and sales charge (%)	MSCI World Free Index (net) (%)[3]
1999	6.40%	12.59%	13.99%	24.84%
2000	(5.81)%	(0.33)%	0.92%	(13.18)%
2001	(10.62)%	(5.42)%	(4.23)%	(16.82)%
2002	(21.81)%	(17.26)%	(16.21)%	(19.89)%
2003	21.38%	28.45%	30.02%	33.11%
2004	8.20%	14.49%	15.91%	14.72%
2005	1.43%	7.33%	8.67%	9.49%
2006	10.94%	17.40%	18.84%	20.07%
2007	(1.77)%	3.95%	5.24%	9.04%
2008	(44.41)%	(41.17)%	(40.40)%	(40.71)%
2009	34.61%	42.45%	44.35%	29.99%
2010	4.46%	10.54%	12.19%	11.76%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund

Composite performance: U.S. Large Cap Equity Composite ("LCEC")4
January 1, 1992 through December 31, 2010

Composite performance: U.S. Large Cap Equity Composite ("LCEC")4
For periods ended December 31, 2010

Year	LCEC: net return after expenses and sales charge (%)[1]	LCEC: net return after expenses (%)[2]	LCEC: gross return before expenses and sales charge (%)	Russell 1000 Index (%)[3]
1 year	6.64%	12.84%	14.18%	16.10%
5 years	(0.78)%	0.35%	1.56%	2.59%
10 years	2.71%	3.29%	4.50%	1.83%
Since inception	8.08%	8.40%	9.60%	8.35%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1991 is not shown because such information relates only to subsectors or carveouts of other accounts managed by the Advisor.

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Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund

Composite performance: U.S. Large Cap Equity Composite ("LCEC")4
January 1, 1992 through December 31, 2010

Year	LCEC: net return after expenses and sales charge (%)[1]	LCEC: net return after expenses (%)[2]	LCEC: gross return before expenses and taxes (%)	Russell 1000 Index (%)[3]
1992	7.72%	13.99%	15.17%	9.04%
1993	8.91%	15.24%	16.44%	10.15%
1994	(5.23)%	0.28%	1.34%	0.38%
1995	32.31%	40.01%	41.44%	37.77%
1996	18.16%	25.03%	26.32%	22.44%
1997	17.38%	24.22%	25.50%	32.85%
1998	11.46%	17.95%	19.17%	27.02%
1999	(9.95)%	(4.71)%	(3.71)%	20.91%
2000	(1.73)%	3.98%	5.07%	(7.79)%
2001	(3.55)%	2.06%	3.13%	(12.45)%
2002	(21.08)%	(16.49)%	(15.59)%	(21.65)%
2003	22.23%	29.35%	30.83%	29.89%
2004	6.96%	13.19%	14.56%	11.40%
2005	2.88%	8.87%	10.16%	6.27%
2006	7.67%	13.93%	15.30%	15.46%
2007	(4.80)%	0.74%	1.93%	5.77%
2008	(43.62)%	(40.33)%	(39.57)%	(37.60)%
2009	24.40%	31.64%	33.24%	28.43%
2010	6.64%	12.84%	14.18%	16.10%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1991 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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Supplemental performance information for the advisor of UBS U.S. Small Cap Growth Fund

Composite performance: U.S. Small Cap Growth Composite ("SCGC")4
August 1, 1994 through December 31, 2010

Composite performance: U.S. Small Cap Growth Composite ("SCGC")4
For periods ended December 31, 2010

Year	SCGC: net return after expenses and sales charge (%)[1]	SCGC: net return after expenses (%)[2]	SCGC: gross return before expenses and sales charge (%)	Russell 2000 Growth Index (%)[3]
1 year	27.59%	35.01%	36.86%	29.09%
5 years	1.29%	2.44%	3.79%	5.30%
10 years	2.83%	3.41%	4.78%	3.78%
Since inception	8.81%	9.19%	10.66%	6.63%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 2000 Growth Index is designed to measure the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

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Supplemental performance information for the advisor of UBS U.S. Small Cap Growth Fund

Composite performance: U.S. Small Cap Growth Composite ("SCGC")4
August 1, 1994 through December 31, 2010

Year	SCGC: net return after expenses and sales charge (%)[1]	SCGC: net return after expenses (%)[2]	SCGC: gross return before expenses and sales charge (%)	Russell 2000 Growth Index (%)[3]
1994[5]	1.03%	6.91%	7.53%	7.03%
1995	16.20%	22.96%	24.65%	31.04%
1996	11.58%	18.08%	19.71%	11.26%
1997	15.71%	22.45%	24.14%	12.94%
1998	(16.06)%	(11.17)%	(9.91)%	1.23%
1999	36.89%	44.86%	46.83%	43.09%
2000	16.95%	23.76%	25.47%	(22.43)%
2001	(16.07)%	(11.18)%	(9.92)%	(9.23)%
2002	(22.60)%	(18.09)%	(16.92)%	(30.26)%
2003	36.85%	44.81%	46.70%	48.54%
2004	4.67%	10.76%	12.17%	14.31%
2005	0.41%	6.25%	7.61%	4.15%
2006	2.22%	8.17%	9.54%	13.35%
2007	(1.17)%	4.58%	5.92%	7.05%
2008	(47.52)%	(44.46)%	(43.71)%	(38.54)%
2009	25.67%	32.98%	34.72%	34.47%
2010	27.59%	35.01%	36.86%	29.09%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 2000 Growth Index is designed to measure the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

5  Performance is presented for August 1, 1994 through December 31, 1994.

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60

The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2011 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2011 and the Report are incorporated by reference into the SAI.

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61

UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.36	$9.46	$13.54	$15.47	$12.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.05	0.10	0.15	0.13
Net realized and unrealized gain (loss) from investment activities	2.61	1.12	(3.57)	(2.08)	2.47
Total income (loss) from investment operations	2.64	1.17	(3.47)	(1.93)	2.60
Less dividends/distributions:
From net investment income	(0.33)	(0.27)	(0.61)	—	(0.12)
Net asset value, end of year	$12.67	$10.36	$9.46	$13.54	$15.47
Total investment return[2]	25.52%	12.05%	(24.86)%	(12.48)%	20.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.53%	1.55%	1.48%	1.31%	1.35%
Expenses after fee waivers and/or expense reimbursement	1.50%	1.50%	1.25%	1.25%	1.25%
Net investment income (loss)	0.26%	0.47%	1.10%	0.98%	0.91%
Supplemental data:
Net assets, end of year (000's)	$67,172	$64,979	$72,280	$117,601	$168,208
Portfolio turnover rate	83%	83%	76%	66%	32%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.08	$9.22	$13.13	$15.11	$12.69
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.04)	0.02	0.02	0.01
Net realized and unrealized gain (loss) from investment activities	2.54	1.09	(3.43)	(2.00)	2.43
Total income (loss) from investment operations	2.48	1.05	(3.41)	(1.98)	2.44
Less dividends/distributions:
From net investment income	(0.18)	(0.19)	(0.50)	—	(0.02)
Net asset value, end of year	$12.38	$10.08	$9.22	$13.13	$15.11
Total investment return[2]	24.59%	11.27%	(25.39)%	(13.10)%	19.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.20%	2.27%	2.25%	2.05%	2.17%
Expenses after fee waivers and/or expense reimbursement/recoupment	2.23%[3]	2.25%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.49)%	(0.34)%	0.26%	0.17%	0.10%
Supplemental data:
Net assets, end of year (000's)	$598	$733	$1,254	$3,814	$7,439
Portfolio turnover rate	83%	83%	76%	66%	32%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.94	$9.13	$13.05	$15.02	$12.65
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.03)	0.03	0.03	0.02
Net realized and unrealized gain (loss) from investment activities	2.50	1.07	(3.44)	(2.00)	2.42
Total income (loss) from investment operations	2.44	1.04	(3.41)	(1.97)	2.44
Less dividends/distributions:
From net investment income	(0.23)	(0.23)	(0.51)	—	(0.07)
Net asset value, end of year	$12.15	$9.94	$9.13	$13.05	$15.02
Total investment return[2]	24.48%	11.29%	(25.46)%	(13.12)%	19.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.32%	2.34%	2.30%	2.11%	2.14%
Expenses after fee waivers and/or expense reimbursement	2.25%	2.25%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.49)%	(0.28)%	0.34%	0.23%	0.16%
Supplemental data:
Net assets, end of year (000's)	$20,863	$20,499	$22,519	$35,900	$52,378
Portfolio turnover rate	83%	83%	76%	66%	32%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.65	$9.69	$13.84	$15.78	$13.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.08	0.13	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	2.68	1.16	(3.63)	(2.13)	2.52
Total income (loss) from investment operations	2.76	1.24	(3.50)	(1.94)	2.69
Less dividends/distributions:
From net investment income	(0.37)	(0.28)	(0.65)	—	(0.14)
Net asset value, end of year	$13.04	$10.65	$9.69	$13.84	$15.78
Total investment return[2]	25.98%	12.51%	(24.52)%	(12.29)%	20.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.15%	1.15%	1.08%	0.96%	0.99%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%	1.15%	1.00%	1.00%[3]	0.99%
Net investment income (loss)	0.62%	0.67%	1.27%	1.29%	1.16%
Supplemental data:
Net assets, end of year (000's)	$23,230	$25,227	$66,646	$164,307	$180,027
Portfolio turnover rate	83%	83%	76%	66%	32%

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63

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.62	$6.48	$9.97	$12.99	$10.98
Income (loss) from investment operations:
Net investment income[1]	0.07	0.06	0.10	0.17	0.17
Net realized and unrealized gain (loss) from investment activities	1.78	0.54	(2.89)	(1.83)	2.47
Total income (loss) from investment operations	1.85	0.60	(2.79)	(1.66)	2.64
Less dividends/distributions:
From net investment income	(0.26)	(0.46)	(0.16)	(0.20)	(0.11)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.26)	(0.46)	(0.70)	(1.36)	(0.63)
Net asset value, end of year	$8.21	$6.62	$6.48	$9.97	$12.99
Total investment return[2]	28.14%	8.65%	(26.75)%	(13.93)%	24.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.04%	1.76%	1.57%	1.32%	1.38%[3]
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.26%[3]
Net investment income	0.93%	0.83%	1.50%	1.43%	1.42%
Supplemental data:
Net assets, end of year (000's)	$9,207	$6,875	$7,809	$17,023	$26,564
Portfolio turnover rate	76%	71%	124%	55%	72%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.60	$6.49	$9.79	$12.81	$10.82
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.01	0.06	0.08	0.06
Net realized and unrealized gain (loss) from investment activities	1.81	0.54	(2.82)	(1.79)	2.46
Total income (loss) from investment operations	1.80	0.55	(2.76)	(1.71)	2.52
Less dividends/distributions:
From net investment income	—	(0.44)	—	(0.15)	(0.01)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	—	(0.44)	(0.54)	(1.31)	(0.53)
Net asset value, end of year	$8.40	$6.60	$6.49	$9.79	$12.81
Total investment return[2]	27.27%	7.85%	(27.30)%	(14.55)%	23.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.87%	2.56%	2.52%	2.25%	2.25%[3]
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.01%[3]
Net investment income (loss)	(0.09)%	0.08%	0.93%	0.67%	0.51%
Supplemental data:
Net assets, end of year (000's)	$40	$208	$218	$324	$555
Portfolio turnover rate	76%	71%	124%	55%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Includes interest expense of 0.01%.

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64

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.47	$6.34	$9.69	$12.71	$10.76
Income (loss) from investment operations:
Net investment income[1]	0.03	0.01	0.05	0.09	0.08
Net realized and unrealized gain (loss) from investment activities	1.72	0.53	(2.80)	(1.79)	2.42
Total income (loss) from investment operations	1.75	0.54	(2.75)	(1.70)	2.50
Less dividends/distributions:
From net investment income	(0.20)	(0.41)	(0.06)	(0.16)	(0.03)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.20)	(0.41)	(0.60)	(1.32)	(0.55)
Net asset value, end of year	$8.02	$6.47	$6.34	$9.69	$12.71
Total investment return[2]	27.14%	7.86%	(27.33)%	(14.51)%	23.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.82%	2.56%	2.38%	2.13%	2.16%[3]
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.01%[3]
Net investment income	0.32%	0.10%	0.75%	0.75%	0.66%
Supplemental data:
Net assets, end of year (000's)	$1,405	$866	$914	$1,949	$2,576
Portfolio turnover rate	76%	71%	124%	55%	72%
	Class Y
	Year Ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.65	$6.51	$10.05	$13.07	$11.04
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.06	0.12	0.21	0.20
Net realized and unrealized gain (loss) from investment activities	1.79	0.57	(2.91)	(1.85)	2.49
Total income (loss) from investment operations	1.88	0.63	(2.79)	(1.64)	2.69
Less dividends/distributions:
From net investment income	(0.28)	(0.49)	(0.21)	(0.22)	(0.14)
From net realized gains	—	—	(0.54)	(1.16)	(0.52)
Total dividends/distributions	(0.28)	(0.49)	(0.75)	(1.38)	(0.66)
Net asset value, end of year	$8.25	$6.65	$6.51	$10.05	$13.07
Total investment return[2]	28.46%	8.94%	(26.62)%	(13.63)%	24.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.78%	1.55%	1.42%	1.13%	1.16%[3]
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.01%[3]
Net investment income (loss)	1.13%	0.84%	1.81%	1.79%	1.63%
Supplemental data:
Net assets, end of year (000's)	$17,829	$18,724	$66,665	$129,573	$172,150
Portfolio turnover rate	76%	71%	124%	55%	72%

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UBS Market Neutral Multi-Strategy Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C	Class Y
	Year ended June 30, 2011	Year ended June 30, 2011	Year ended June 30, 2011
Net asset value, beginning of year	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.28)	(0.18)
Net realized and unrealized loss from investment activities	(0.12)	(0.09)	(0.10)
Total loss from investment operations	(0.32)	(0.37)	(0.28)
Redemption fees	0.02	0.00[3]	—
Net asset value, end of year	$9.70	$9.63	$9.72
Total investment return[2]	(3.00)%	(3.60)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.26%	5.94%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.13%	4.94%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%	2.50%	1.50%
Net investment loss	(2.07)%	(2.84)%	(1.81)%
Supplemental data:
Net assets, end of year (000's)	$4,466	$904	$14,583
Portfolio turnover rate	460%	460%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

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UBS Global Asset Management
67

UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.79	$11.48	$16.63	$21.19	$18.24
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.06	0.13	0.16	0.15
Net realized and unrealized gain (loss) from investment activities	3.65	1.54	(4.84)	(3.68)	3.52
Total income (loss) from investment operations	3.74	1.60	(4.71)	(3.52)	3.67
Less dividends/distributions:
From net investment income	(0.07)	(0.29)	(0.07)	(0.16)	(0.10)
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	(0.07)	(0.29)	(0.44)	(1.04)	(0.72)
Net asset value, end of year	$16.46	$12.79	$11.48	$16.63	$21.19
Total investment return[2]	29.28%	13.75%	(28.04)%	(17.17)%	20.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.19%	1.33%	1.28%	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%[3]	1.20%	1.28%	1.16%	1.18%
Net investment income (loss)	0.57%	0.47%	1.05%	0.83%	0.75%
Supplemental data:
Net assets, end of year (000's)	$19,832	$23,164	$34,406	$90,558	$158,138
Portfolio turnover rate	60%	50%	62%	47%	34%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.50	$11.14	$16.20	$20.66	$17.84
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.04)	0.04	0.01	0.00[4]
Net realized and unrealized gain (loss) from investment activities	3.56	1.49	(4.71)	(3.58)	3.44
Total income (loss) from investment operations	3.54	1.45	(4.67)	(3.57)	3.44
Less dividends/distributions:
From net investment income	—	(0.09)	(0.02)	(0.01)	—
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	—	(0.09)	(0.39)	(0.89)	(0.62)
Net asset value, end of year	$16.04	$12.50	$11.14	$16.20	$20.66
Total investment return[2]	28.32%	12.96%	(28.61)%	(17.79)%	19.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.06%	2.10%	2.02%	1.93%	1.95%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	2.02%	1.93%	1.95%
Net investment income (loss)	(0.17)%	(0.28)%	0.33%	0.07%	(0.01)%
Supplemental data:
Net assets, end of year (000's)	$144	$170	$265	$635	$870
Portfolio turnover rate	60%	50%	62%	47%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

4  Amount represents less than $0.005 per share.

UBS Global Asset Management
68

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.37	$11.14	$16.21	$20.66	$17.83
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.04)	0.04	0.02	0.00[4]
Net realized and unrealized gain (loss) from investment activities	3.54	1.50	(4.71)	(3.59)	3.45
Total income (loss) from investment operations	3.51	1.46	(4.67)	(3.57)	3.45
Less dividends/distributions:
From net investment income	—	(0.23)	(0.03)	—	—
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	—	(0.23)	(0.40)	(0.88)	(0.62)
Net asset value, end of year	$15.88	$12.37	$11.14	$16.21	$20.66
Total investment return[2]	28.38%	12.92%	(28.57)%	(17.76)%	19.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.00%	2.01%	1.96%	1.91%	1.92%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	1.96%	1.91%	1.92%
Net investment income (loss)	(0.18)%	(0.28)%	0.35%	0.09%	0.01%
Supplemental data:
Net assets, end of year (000's)	$3,467	$3,539	$4,719	$6,382	$10,591
Portfolio turnover rate	60%	50%	62%	47%	34%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.91	$11.62	$16.85	$21.44	$18.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.10	0.17	0.22	0.21
Net realized and unrealized gain (loss) from investment activities	3.68	1.56	(4.91)	(3.72)	3.56
Total income (loss) from investment operations	3.81	1.66	(4.74)	(3.50)	3.77
Less dividends/distributions:
From net investment income	(0.12)	(0.37)	(0.12)	(0.21)	(0.14)
From net realized gains	—	—	(0.37)	(0.88)	(0.62)
Total dividends/distributions	(0.12)	(0.37)	(0.49)	(1.09)	(0.76)
Net asset value, end of year	$16.60	$12.91	$11.62	$16.85	$21.44
Total investment return[2]	29.57%	14.04%	(27.85)%	(16.87)%	20.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	0.94%	0.99%	0.96%	0.87%	0.89%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%[3]	0.95%	0.96%	0.87%	0.89%
Net investment income (loss)	0.82%	0.72%	1.39%	1.13%	1.04%
Supplemental data:
Net assets, end of year (000's)	$206,555	$188,636	$217,821	$645,803	$833,023
Portfolio turnover rate	60%	50%	62%	47%	34%

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69

UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.60	$8.56	$13.31	$15.94	$14.41
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.10)	(0.06)	(0.12)	(0.14)
Net realized and unrealized gain (loss) from investment activities	5.53	2.14	(4.69)	(1.47)	2.14
Total income (loss) from investment operations	5.40	2.04	(4.75)	(1.59)	2.00
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$16.00	$10.60	$8.56	$13.31	$15.94
Total investment return[2]	50.94%	23.83%	(35.68)%	(10.25)%	14.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.54%	1.60%	1.67%	1.47%	1.65%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.28%	1.28%	1.28%
Net investment loss	(0.95)%	(1.00)%	(0.60)%	(0.81)%	(0.93)%
Supplemental data:
Net assets, end of year (000's)	$38,319	$28,586	$41,141	$92,759	$149,362
Portfolio turnover rate	55%	72%	73%	51%	34%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.89	$8.05	$12.59	$15.25	$13.91
Income (loss) from investment operations:
Net investment loss[1]	(0.21)	(0.17)	(0.12)	(0.22)	(0.24)
Net realized and unrealized gain (loss) from investment activities	5.13	2.01	(4.42)	(1.40)	2.05
Total income (loss) from investment operations	4.92	1.84	(4.54)	(1.62)	1.81
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$14.81	$9.89	$8.05	$12.59	$15.25
Total investment return[2]	49.75%	22.86%	(36.06)%	(10.94)%	13.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.25%	2.91%	2.55%	2.20%	2.29%
Expenses after fee waivers and/or expense reimbursement/recoupment	2.15%	2.15%	2.03%	2.03%	2.03%
Net investment income (loss)	(1.68)%	(1.75)%	(1.38)%	(1.58)%	(1.69)%
Supplemental data:
Net assets, end of year (000's)	$31	$74	$177	$661	$1,798
Portfolio turnover rate	55%	72%	73%	51%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.87	$8.03	$12.57	$15.23	$13.89
Income (loss) from investment operations:
Net investment loss[1]	(0.22)	(0.17)	(0.12)	(0.21)	(0.24)
Net realized and unrealized gain (loss) from investment activities	5.13	2.01	(4.42)	(1.41)	2.05
Total income (loss) from investment operations	4.91	1.84	(4.54)	(1.62)	1.81
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$14.78	$9.87	$8.03	$12.57	$15.23
Total investment return[2]	49.75%	22.91%	(36.11)%	(10.95)%	13.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.37%	2.50%	2.45%	2.25%	2.28%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.03%	2.03%	2.03%
Net investment loss	(1.70)%	(1.75)%	(1.38)%	(1.55)%	(1.68)%
Supplemental data:
Net assets, end of year (000's)	$2,961	$2,336	$2,471	$6,042	$7,877
Portfolio turnover rate	55%	72%	73%	51%	34%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.00	$8.86	$13.74	$16.38	$14.75
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.08)	(0.03)	(0.08)	(0.10)
Net realized and unrealized gain (loss) from investment activities	5.74	2.22	(4.85)	(1.52)	2.20
Total income (loss) from investment operations	5.64	2.14	(4.88)	(1.60)	2.10
Less dividends/distributions:
From net realized gains	—	—	0.00[3]	(1.04)	(0.47)
Net asset value, end of year	$16.64	$11.00	$8.86	$13.74	$16.38
Total investment return[2]	51.27%	24.15%	(35.51)%	(10.03)%	14.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.13%	1.21%	1.25%	1.12%	1.18%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%[4]	1.15%	1.03%	1.03%	1.03%
Net investment income (loss)	(0.70)%	(0.74)%	(0.36)%	(0.55)%	(0.68)%
Supplemental data:
Net assets, end of year (000's)	$112,186	$94,725	$134,378	$272,666	$303,029
Portfolio turnover rate	55%	72%	73%	51%	34%

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1163

UBS Fixed Income Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2011

UBS Core Plus Bond Fund

Class: A: BNBDX, B: BNOBX, C: BNOCX, Y: BPBDX

UBS Fixed Income Opportunities Fund

Class: A: FNOAX, C: FNOCX, Y: FNOYX

UBS Global Bond Fund

Class: A: BNGBX, B: BNDBX, C: BNDCX, Y: BPGBX

UBS High Yield Fund

Class: A: BNHYX, B: BNHBX, C: BNHCX, Y: BIHYX

This prospectus offers Class A, Class C and Class Y shares in four of the nineteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds"). For each Fund except the UBS Fixed Income Opportunities Fund, this prospectus offers Class B shares only to existing shareholders of Class B shares with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds and other series of the UBS Family of Funds. The UBS Fixed Income Opportunities Fund does not offer Class B Shares.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the funds

Fund summaries

UBS Core Plus Bond Fund	Page 3

UBS Fixed Income Opportunities Fund	Page 7

UBS Global Bond Fund	Page 11

UBS High Yield Fund	Page 15

More information about the funds

UBS Core Plus Bond Fund—Investment objective, strategies, securities selection and risks	Page 19

UBS Fixed Income Opportunities Fund—Investment objective, strategies, securities selection and risks	Page 22

UBS Global Bond Fund—Investment objective, strategies, securities selection and risks	Page 26

UBS High Yield Fund—Investment objective, strategies, securities selection and risks	Page 29

Your investment

Information for managing your fund account

Managing your fund account	Page 33

—Flexible pricing	Page 33

—Buying shares	Page 38

—Selling shares	Page 41

—Exchanging shares	Page 42

—Pricing and valuation	Page 43

Additional information

Additional important information about the funds

Management	Page 45

Disclosure of portfolio holdings	Page 48

Dividends and taxes	Page 49

Supplemental investment advisor performance information	Page 51

Financial highlights	Page 59

Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 68 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 69 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS Core Plus Bond Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 33 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	0.75%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses	0.70	0.78	0.67	0.62
Acquired fund fees and expenses	0.01	0.01	0.01	0.01
Total annual fund operating expenses[1]	1.46	2.29	1.93	1.13
Less management fee waiver/expense reimbursements	0.81	0.89	0.78	0.73
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	0.65	1.40	1.15	0.40

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 0.64% for Class A shares, 1.39% for Class B shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

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The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$513	$815	$1,138	$2,051
Class B (assuming sale of all shares at end of period)	643	930	1,344	2,154
Class B (assuming no sale of shares)	143	630	1,144	2,154
Class C (assuming sale of all shares at end of period)	192	530	969	2,191
Class C (assuming no sale of shares)	117	530	969	2,191
Class Y	41	287	552	1,309

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 400% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds, which are defined as fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of greater than one year.

The Fund's investments in fixed income securities may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed and asset-backed securities.

The Fund may invest up 35% of its net assets in foreign fixed income securities, with up to 30% of its net assets in fixed income securities denominated in foreign currencies. Under normal conditions, the Fund expects to limit foreign currency exposure to 20% of the Fund's net assets.

The Fund generally invests in investment grade securities. However, the Fund may invest up to 30% of its net assets in any combination of high yield securities, emerging market fixed income securities or other non-investment grade securities, provided that no more than 15% of its net assets may be invested in developed market high yield securities and no more than 15% of its net assets may be invested in emerging market securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities; or to adjust the Fund's portfolio duration.

Management process

The Advisor uses an investment style focused on investment fundamentals. The Advisor believes that investment fundamentals determine and define investment value. The Advisor seeks to identify and exploit periodic differences between market prices and fundamental value. In analyzing price/value differences, the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices.

The Advisor considers various factors and incorporates numerous tools to construct and manage investment portfolios. Through a combination of top-down macroeconomic analysis and forecasting and intensive bottom-up issuer-specific research, the Advisor makes active decisions related to duration, yield curve positioning, relative sector, issuer, and quality exposures. Both quantitative and qualitative analysis is employed to all facets of portfolio construction and management with a comprehensive focus on risk management in both absolute and benchmark-relative terms.

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Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's

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5

past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: 6.29%
Best quarter during calendar years shown—3Q 2009: 5.28%
Worst quarter during calendar years shown—1Q 2008: (6.16)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (6/30/97)
Return before taxes	2.96%	0.66%	2.94%	3.91%
Class B (11/6/01)
Return before taxes	2.02	0.49	N/A	2.10
Class C (11/8/01)[1]
Return before taxes	6.60	1.04	N/A	2.07
Class Y (8/31/95)
Return before taxes	8.01	1.79	3.66	4.75
Return after taxes on distributions	5.97	(0.24)	1.76	2.61
Return after taxes on distributions and sale of fund shares	5.18	0.33	2.00	2.77
Barclays Capital US Aggregate Index	6.54	5.80	5.84	*

*  Average annual total returns for the Barclays Capital US Aggregate Index for the life of each class were as follows: Class A—6.21%; Class B—5.21%; Class C—5.21%; Class Y—6.26%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Michael Dow, portfolio manager of the Fund since 2008.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Fixed Income Opportunities Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 33 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	0.75%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses	0.49	0.54	0.64
Acquired fund fees and expenses	0.08	0.08	0.08
Total annual fund operating expenses[1]	1.47	2.02	1.37
Less management fee waiver/expense reimbursements	0.44	0.49	0.59
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	1.03	1.53	0.78

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses

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7

of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$550	$853	$1,177	$2,092
Class C (assuming sale of all shares at end of period)	231	586	1,043	2,309
Class C (assuming no sale of shares)	156	586	1,043	2,309
Class Y	80	376	694	1,595

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period November 29, 2010 through June 30, 2011, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund seeks to achieve its investment objective by investing its assets across a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Fund may invest in fixed income securities of US and non-US issuers located in developed and emerging market countries.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities. Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities. The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration. The Fund may invest in fixed income securities of any credit quality, including non-investment grade securities (often referred to as high yield securities).

The Fund expects to use exchange traded and/or over-the-counter derivative instruments extensively in employing its long/short, globally-oriented fixed income and currency strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include, but are not limited to, options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, and credit default swaps), credit-linked securities, caps, floors, collars, structured notes and other derivative instruments. The Fund may invest in derivatives to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund's portfolio duration.

In addition, the Fund may establish short positions in fixed income securities through the use of any of the derivative instruments listed above to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +5 years and -5 years depending on the level and expected future direction of interest rates. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of five years generally will decrease by approximately 5% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of five years generally will increase by approximately 5%. Conversely when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of five years generally will increase by approximately 5% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of five years generally will decrease by approximately 5%.

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8

Management process

In employing its investment strategies for the Fund, the Advisor attempts to generate total returns by managing the risks and market exposures of the Fund's portfolio. The Fund utilizes a long/short, global fixed income and currency strategy that emphasizes relative value investing. The Fund pursues a diversified investment strategy and the Advisor has substantial latitude to invest across broad fixed income and currency markets. At times, the unconstrained investment approach may lead the Advisor to have sizable allocations to particular markets, sectors and industries.

The Advisor implements the long/short strategy across multiple dimensions to gain specific exposure to investments that it believes offer an attractive risk-reward opportunity. Typically, the Advisor seeks to exploit opportunities, both long and short, where the market valuation of a particular security differs from the Advisor's valuation for the same security.

The Advisor actively manages the Fund's currency exposure and attempts to generate total returns and manage risk by identifying relative valuation discrepancies among global currencies as well as implementing hedging strategies to limit unwanted currency risks. These decisions are integrated within the macroeconomic framework analysis of global market and economic conditions.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund which exceeds the rate of return on 3 Month LIBOR (a short-term interest rate that banks charge one another and that is generally representative of short-term interest rates) by 3% for Class A shares, 2.5% for Class C shares, and 3.25% for Class Y shares, each net of fund ordinary operating expenses over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund is not a money market, stable net asset value, cash alternative, or a traditional long only fixed income fund. The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing in global fixed income and currency markets. At times, the Fund may have exposures to higher risk strategies within the fixed income and currency markets, and it may take both long and short positions utilizing various instruments including the extensive use of derivatives. Furthermore, given the Fund's less constrained investment approach, it may maintain overall net short positions in any particular market. While the Advisor will seek to manage the Fund's volatility and overall risk exposure in a prudent manner, it is quite possible that the Fund may exhibit negative returns in any particular month, quarter or a year.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government sponsored

UBS Global Asset Management
9

entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Investing in other funds risks: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Brian Fehrenbach, portfolio manager of the Fund since inception.

•  Scott E. Dolan, portfolio manager of the Fund since inception.

•  Hongbing Hsu, portfolio manager of the Fund since inception.

•  Branimir Petranovic, portfolio manager of the Fund since inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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10

UBS Global Bond Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 33 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	0.75%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses[1]	1.53	1.55	1.49	1.48
Total annual fund operating expenses	2.43	3.20	2.89	2.13
Less management fee waiver/expense reimbursements	1.28	1.30	1.24	1.23
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.15	1.90	1.65	0.90

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the

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11

Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$562	$1,056	$1,577	$2,999
Class B (assuming sale of all shares at end of period)	693	1,165	1,761	3,072
Class B (assuming no sale of shares)	193	865	1,561	3,072
Class C (assuming sale of all shares at end of period)	243	778	1,414	3,125
Class C (assuming no sale of shares)	168	778	1,414	3,125
Class Y	92	548	1,031	2,365

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund generally invests at least 65% of its net assets in investment grade global debt securities that may also provide the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds. The Fund is a non-diversified fund.

The Fund may invest in all types of fixed income securities of US, foreign and emerging markets issuers. Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in bonds of any maturity, but generally invests in bonds having an initial maturity of more than one year. In addition, the Fund may invest in high yield securities.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities; or to adjust the Fund's portfolio duration.

Management process

With respect to the selection of securities to purchase for the Fund, the Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices.

In implementing this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity

UBS Global Asset Management
12

date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax

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13

situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: 4.75%
Best quarter during calendar years shown—2Q 2002: 12.70%
Worst quarter during calendar years shown—1Q 2009: (6.93)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (11/5/01)
Return before taxes	(0.24)%	1.09%	N/A	3.96%
Class B (11/26/01)
Return before taxes	(1.02)	0.95	N/A	4.31
Class C (7/2/02)[1]
Return before taxes	3.16	1.52	N/A	3.46
Class Y (7/31/93)
Return before taxes	4.77	2.28	4.58	4.71
Return after taxes on distributions	1.63	(0.11)	2.68	2.62
Return after taxes on distributions and sale of fund shares	3.06	0.55	2.84	2.77
Barclays Capital Global Aggregate Index	5.54	6.66	6.73	*

*  Average annual total returns for the Barclays Capital Global Aggregate Index for the life of each class were as follows: Class A—6.80%; Class B—7.14%; Class C—6.78%; Class Y—6.28%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Jonathan Gregory, portfolio manager of the Fund since January 1, 2011.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS High Yield Fund
Fund summary

Investment objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 33 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 103 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	0.75%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses[1]	0.52	0.57	0.51	0.43
Total annual fund operating expenses	1.37	2.17	1.86	1.03
Less management fee waiver/expense reimbursements	0.17	0.22	0.16	0.08
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.20	1.95	1.70	0.95

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee

UBS Global Asset Management
15

waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$567	$848	$1,151	$2,008
Class B (assuming sale of all shares at end of period)	698	958	1,344	2,096
Class B (assuming no sale of shares)	198	658	1,144	2,096
Class C (assuming sale of all shares at end of period)	248	569	991	2,167
Class C (assuming no sale of shares)	173	569	991	2,167
Class Y	97	320	561	1,252

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal strategies

Principal investments

The Fund invests in a portfolio of higher yielding, lower-rated debt securities issued by foreign and domestic companies. Under normal conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) are invested in fixed income securities that provide higher yields and are lower-rated. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed income securities may include, but are not limited to, mortgage-backed and asset-backed securities. Up to 25% of the Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities; or to adjust the Fund's portfolio duration.

Lower-rated bonds are bonds rated in the lower rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

Management process

The Fund invests in securities that the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In selecting securities, the Advisor uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook, may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.

The Advisor determines optimal sector, security and credit rating weightings based on its assessment of macro and microeconomic factors. Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and rating evaluation.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest

UBS Global Asset Management
16

rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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17

After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (3.35)%
Best quarter during calendar years shown—2Q 2009: 19.58%
Worst quarter during calendar years shown—4Q 2008: (16.49)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (12/31/98)
Return before taxes	8.73%	5.81%	6.64%	5.40%
Class B (11/7/01)
Return before taxes	8.19	5.74	N/A	7.23
Class C (11/7/01)[1]
Return before taxes	12.72	6.30	N/A	7.25
Class Y (9/30/97)
Return before taxes	14.41	7.12	7.43	6.30
Return after taxes on distributions	10.98	3.83	3.75	2.62
Return after taxes on distributions and sale of fund shares	9.22	4.05	4.02	2.99
BofA Merrill Lynch US High Yield Cash Pay Constrained Index	15.10	8.66	8.84	*

*  Average annual total returns for the BofA Merrill Lynch US High Yield Cash Pay Constrained Index for the life of each class were as follows: Class A—7.10%; Class B—9.21%; Class C—9.21%; Class Y—6.89%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Craig Ellinger, portfolio manager of the Fund since 2010.

•  Matthew Iannucci, portfolio manager of the Fund since 2010.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Asset Management
18

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds, which are defined as fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of greater than one year. Investments in fixed income securities may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed and asset-backed securities.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may invest up 35% of its net assets in foreign fixed income securities, with up to 30% of its net assets in fixed income securities denominated in foreign currencies. Under normal conditions, the Fund expects to limit foreign currency exposure to 20% of the Fund's net assets.

The Fund generally invests in investment grade fixed income securities. Investment grade fixed income securities possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, are determined to be of comparable quality by the Advisor.

However, the Fund may invest up to 30% of its net assets in any combination of high yield securities, emerging market fixed income securities or other non-investment grade securities, provided that no more than 15% of its net assets may be invested in developed market high yield securities and no more than 15% of its net assets may be invested in emerging market securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

In addition, pursuant to a fundamental investment policy, the Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities with an initial maturity of more than one year.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences, the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across US fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in

UBS Global Asset Management
19

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of US markets.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transactions and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain markets. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the

UBS Global Asset Management
20

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
21

The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund seeks to achieve its investment objective by investing its assets across a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Fund may invest in fixed income securities of US and non-US issuers located in developed and emerging market countries. The Fund may obtain exposure to global fixed income and currency markets directly or through extensive use of derivatives. To gain exposure to certain bond and currency markets the Fund may invest in securities issued by other affiliated and unaffiliated registered investment companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities. Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities. The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration. The Fund may invest in fixed income securities of any credit quality, including high yield securities. High yield securities are fixed income securities rated below BBB- by S&P or Baa3 by Moody's.

The Advisor actively manages portfolio duration and may use derivatives to adjust the Fund's overall duration exposure within a range of -5 to +5 years. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of five years generally will decrease by approximately 5% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of five years generally will increase by approximately 5%. Conversely, when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of five years generally will increase by approximately 5% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of five years generally will decrease by approximately 5%. Price is a meaningful component of total return, but not the only component. Coupon or income is the other component, which is not materially impacted by changes in interest rate.

The Fund intends to use exchange-traded and/or over-the-counter derivative instruments extensively for risk management purposes and as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include, but are not limited to, options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency and credit default swaps), credit-linked securities, caps, floors, collars, and structured notes and other derivative instruments. The Fund may invest in derivatives to the extent permitted by the 1940 Act.

The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund also may use derivatives to establish

UBS Global Asset Management
22

The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund net short positions for individual markets, currencies and securities or to adjust the Fund's portfolio duration.

In addition, the Fund may establish short positions in fixed income securities through the use of any of the derivative instruments listed above to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +5 years and -5 years depending on the level and expected future direction of interest rates.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund which exceeds the rate of return on 3 Month LIBOR (a short-term interest rate that banks charge one another and that is generally representative of short-term interest rates) by 3% for Class A shares, 2.5% for Class C shares, and 3.25% for Class Y shares, each net of fund ordinary operating expenses over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund is not a money market, stable net asset value, cash alternative, or a traditional long only fixed income fund. The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing in global fixed income and currency markets. At times, the Fund may have exposures to higher risk strategies within the fixed income and currency markets, and it may take both long and short positions utilizing various instruments including the extensive use of derivatives. Furthermore, given the Fund's less constrained investment approach, it may maintain overall net short positions in any particular market. While the Advisor will seek to manage the Fund's volatility and overall risk exposure in a prudent manner, it is quite possible that the Fund may exhibit negative returns in any particular month, quarter or a year.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities.

Securities selection

The Advisor selects securities using both quantitative and fundamental analysis to identify securities that it believes are mispriced relative to their fundamental value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence the near term dynamics of market prices. The investment process relies upon rigorous top-down and bottom-up research, including research related to global macroeconomic conditions, individual countries, individual fixed income market sectors, and individual issuers across the rates, credit sectors, and currency markets.

The Fund utilizes a long/short, global fixed income and currency strategy that emphasizes relative value investing. The Fund pursues a diversified investment strategy and the Advisor has substantial latitude to invest across broad fixed income and currency markets. At times, the unconstrained investment approach may lead the Advisor to have sizable allocations to particular markets, sectors and industries.

The Advisor implements the long/short strategy across multiple dimensions to gain specific exposure to investments that it believes offer an attractive risk-reward opportunity. Typically, the Advisor seeks to exploit opportunities, both long and short, where the market valuation of a particular security differs from the Advisor's valuation for the same security.

The Advisor actively manages the Fund's currency exposure and attempts to generate total returns and manage risk by identifying relative valuation discrepancies among global currencies as well as implementing hedging strategies to limit unwanted currency risks. These decisions are integrated within the macroeconomic framework analysis of global market and economic conditions.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

UBS Global Asset Management
23

The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments.

When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value

UBS Global Asset Management
24

The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Investing in other funds risks—The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
25

The UBS Funds

More information about the funds—UBS Global Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund generally invests at least 65% of its net assets in investment grade global debt securities that may also provide the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds. The Fund is a non-diversified fund.

The Fund may invest in all types of fixed income securities of US, foreign and emerging markets issuers. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2011, the Fund was invested in securities of issuers from 23 countries and approximately 33.4% of its assets were invested in US securities.

Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in bonds of any maturity, but generally invests in bonds having an initial maturity of more than one year. The Fund may invest in high yield securities.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities, that appear to be most undervalued relative to their yields and

UBS Global Asset Management
26

The UBS Funds

More information about the funds—UBS Global Bond Fund

potential risks. A stringent, research based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transactions and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain markets. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than

UBS Global Asset Management
27

The UBS Funds

More information about the funds—UBS Global Bond Fund

securities of US issuers. Each of these risks is more severe for securities of issuers in emerging markets countries.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified Fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
28

The UBS Funds

More information about the funds—UBS High Yield Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Principal investment strategies

The Fund invests in a portfolio of higher yielding, lower-rated debt securities issued by foreign and domestic companies. Under normal conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) are invested in fixed income securities that provide higher yields and are lower-rated. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed income securities may include, but are not limited to, mortgage-backed and asset-backed securities. Up to 25% of the Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in high yield, lower-rated fixed income securities.

In addition, the Fund may, but is not required to, invest up to 20% of its net assets in the UBS Opportunistic Loan Relationship Fund series of UBS Relationship Funds (the "Loan Fund") to gain exposure to the global loan market to the extent permitted by an exemptive order received by the Fund. The Fund does not pay fees in connection with its investment in the Loan Fund, but may pay expenses associated with such investments. The Loan Fund invests primarily in loan assignments, loan participations and other investments that provide exposure to loans, which may be US dollar or non-US dollar denominated and may have all types of interest rate payment and reset terms, including floating, variable and fixed rate. These investments may be of any credit quality, but are generally below investment grade. In addition, the Fund's investment in shares of the Loan Fund provides the Fund with exposure to senior secured, senior unsecured, subordinated and junior loan assignments and participations, as well as to other instruments that provide exposure to loans.

Securities selection

The Fund invests in securities that the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In selecting securities, the Advisor uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook, may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.

The Advisor's fixed income strategies combine judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed

UBS Global Asset Management
29

The UBS Funds

More information about the funds—UBS High Yield Fund

income securities. The Advisor also determines optimal sector, security and credit rating weightings based on its assessment of macro and microeconomic factors.

Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and credit rating evaluation.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity

UBS Global Asset Management
30

The UBS Funds

More information about the funds—UBS High Yield Fund

risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Risks of investments in loans—The possible fluctuations in the Loan Fund's value would directly affect the value of the Fund to the extent that the Fund is invested in the Loan Fund. With respect to the Loan Fund, an increase in demand for loans may adversely affect the rate of interest payable on loans acquired by the Loan Fund, thus reducing returns of the Loan Fund. Extreme increases in prevailing interest rates may cause an increase in loan defaults which may cause a decline in the Loan Fund's value. A decrease in interest rates could adversely affect the income earned by the Loan Fund from its loans. Moreover, because floating rates on loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the Loan Fund's value for the floating rate securities in which the Loan Fund invests. In addition, in the event that a borrower in a loan defaults, the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to liquidate. The Loan Fund's access to the collateral may be limited or delayed by bankruptcy and other insolvency laws. Unsecured loans are not supported by collateral, which results in a greater risk of loss. The Advisor has chosen to remain on the public side of all loan transactions, meaning it refuses access to non-public information. The Advisor effectively manages loans based only on available public material to allow greater use of common credit research across loans and the publicly traded bonds and equities of the borrowers. However, this lack of access to non-public information means that the Advisor does not receive information that would otherwise be useful in reviewing the credit quality and underlying financial condition of the borrower. In certain instances, however, the Advisor may seek access to non-public information with respect to a particular loan currently held by the Loan Fund if the loan has defaulted or is in danger of default or if the Fund is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value. With respect to the Loan Fund's investment in participations in loans, the Loan Fund has rights that are more limited than the rights of lenders or of persons who acquire a loan by assignment. In addition, the Loan Fund assumes the credit risk of the lender selling the participation, as well as the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Loan Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender's interest in the loan. Certain investments in loans or other securities in the Loan Fund may be considered illiquid. Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Loan Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Loan Fund to realize full value and thus cause a decline in the Loan Fund's net asset value.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

UBS Global Asset Management
31

The UBS Funds

More information about the funds—UBS High Yield Fund

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
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The UBS Funds

Managing your fund account

Flexible pricing

Each Fund offers three classes of shares—Class A, Class C and Class Y. Each Fund, except for the UBS Fixed Income Opportunities Fund, offers Class B shares to existing shareholders of Class B shares in limited circumstances as described in the section entitled "Class B shares" on page 34. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each Fund are described in the following tables:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower on-going expenses.

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The UBS Funds

Class B shares

The Funds have ceased offering Class B shares (with exceptions for existing shareholders for exchanges or reinvesting dividends). New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. Existing shareholders of Class B shares of UBS Core Plus Bond Fund, UBS Global Bond Fund and UBS High Yield Fund and may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:
If you sell shares within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4%	2%	2%	1%
3rd year since purchase	3%	2%	1%	None
	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:
If you sell shares within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
4th year since purchase	2%	1%	None	None
5th year since purchase	2%	None	None	None
6th year since purchase	1%	None	None	None
7th year since purchase	None	None	None	None

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

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The UBS Funds

To minimize your deferred sales charge, we will assume that you are selling:

•  First, Class B shares representing reinvested dividends, and

•  Second, Class B shares that you have owned the longest.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 0.75%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

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The UBS Funds

Class A, Class B and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares

Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/1/e/globalam/
Americas/globalamus/globalamusii/mutual_fund.html.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

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The UBS Funds

•  Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

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The UBS Funds

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.075% of the value of shares of a Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A, Class B and Class C shares:

To open an account	$1,000
To add to an account	$100

The Funds may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest

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The UBS Funds

indications of value at the time the Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain Financial Intermediary through which a shareholder may own Fund shares may impose

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The UBS Funds

frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings

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The UBS Funds

programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

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The UBS Funds

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Serving (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Serving (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Serving (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such

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The UBS Funds

valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued

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The UBS Funds

at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund, except the UBS Fixed Income Opportunities Fund, is available in the Funds' most-recent annual report to shareholders for the period ended June 30. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and Advisor on behalf of the UBS Fixed Income Opportunities Fund will be available in a future annual report to shareholders of the Fund.

Bank Holding Company Act limitations

To the extent that UBS Global AM (Americas) maintains a greater than 24.99% interest in the UBS Fixed Income Opportunities Fund, UBS Global AM (Americas) will be deemed to "control" the Fund for purposes of the U.S. Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the UBS Fixed Income Opportunities Fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM (Americas) reduces its percentage interest in the UBS Fixed Income Opportunities Fund through redemptions.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular

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The UBS Funds

team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS Core Plus Bond Fund

Michael Dow is the lead portfolio manager for the UBS Core Plus Bond Fund. Mr. Dow has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Dow, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Dow is provided below.

Michael Dow is a Managing Director and the Head of US Long Duration at UBS Global Asset Management. Mr. Dow has been an investment professional at UBS Global Asset Management since 2008. Prior to joining UBS Global Asset Management, Mr. Dow was an adjunct professor at Lake Forest College while working toward completing a Masters degree in applied economics and public policy and a Ph.D. in finance from 2004 to 2007. Prior to that, he was a senior portfolio manager at Reams Asset Management from 2003 to 2004 and worked at Pacific Investment Management Company (PIMCO) from 1995 to 2003 most recently as an investment grade corporate bond portfolio manager. Mr. Dow has been a portfolio manager of the Fund since 2008.

UBS Fixed Income Opportunities Fund

Brian Fehrenbach, Scott E. Dolan, Hongbing (Bing) Hsu and Branimir Petranovic are the members of the investment management team primarily responsible for the day-to-day management of the Fund. Mr. Fehrenbach as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Hsu, Mr. Petranovic and Mr. Dolan work closely with Mr. Fehrenbach on portfolio construction and ensuring that Fund investment objectives are met.

Brian Fehrenbach is the Head of Fixed Income Derivative Strategy and a Managing Director at UBS Global AM (Americas). Mr. Fehrenbach is responsible for developing and implementing derivative investment strategies. In this capacity, he works in conjunction with each portfolio group. In addition, Mr. Fehrenbach is responsible for managing total return investment strategies for global bond portfolios. Prior to joining UBS Global Asset Management in 2006, Mr. Fehrenbach was a managing director in a global strategic trading unit at Bank of America in Chicago, where he primarily managed a US rate derivatives portfolio. Additionally, Mr. Fehrenbach was the global head of rate derivative and currency trading at Fleet Boston prior to the merger with Bank of America in 2004.

Scott E. Dolan is the Head of Securitized Strategy and Portfolio Management and an Executive Director at UBS Global AM (Americas). Mr. Dolan is responsible for the overall strategy and portfolio management of securitized assets including agency and non-agency mortgages, commercial mortgages, and asset-backed securities. Prior to joining UBS Global Asset Management in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios.

Hongbing (Bing) Hsu is a portfolio manager on the Derivative Strategy team and an Executive Director at UBS Global AM (Americas). As a member of the Derivative Strategy team, Mr. Hsu is responsible for developing and implementing fixed income derivative strategies on a global basis. Mr. Hsu is also a member of the

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The UBS Funds

management team for total return investment strategies for global bond portfolios. Prior to joining UBS Global Asset Management in 2008, Mr. Hsu was a director in the credit derivative trading group at Merrill Lynch, where he primarily managed a structured credit product portfolio and market making in LCDX tranches. Prior to joining Merrill Lynch in 2006, Mr. Hsu worked at Bank of America in structured credit trading and Fleet Boston in interest rate option trading.

Branimir Petranovic is a portfolio manager on the Derivative Strategy team and a Director at UBS Global AM (Americas). As a member of the Derivative Strategy team, Mr. Petranovic is responsible for developing and implementing fixed income derivative strategies on a global basis. Mr. Petranovic is also a member of the management team for unconstrained investment strategies. Prior to joining UBS Global Asset Management in 2007, Mr. Petranovic was responsible for managing fund of hedge fund portfolios at HFR Asset Management. Mr. Petranovic also worked in the fixed income division at Goldman, Sachs and Co. and in the interest rate derivatives area at Scotia Capital.

UBS Global Bond Fund

Jonathan Gregory is the lead portfolio manager for the UBS Global Bond Fund. Mr. Gregory has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Gregory, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Gregory is provided below.

Jonathan Gregory has been the Head of Global Aggregate and Global Corporate Bonds at UBS Global Asset Management since January 1, 2011 and a Managing Director of UBS Global Asset Management since 2010. Prior to joining UBS Global Asset Management, Mr. Gregory was Head of Credit and a portfolio manager at Western Asset Management from 1998 to 2009. Mr. Gregory has been a portfolio manager of the Fund since January 1, 2011.

UBS High Yield Fund

Craig Ellinger and Matthew Iannucci are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ellinger and Mr. Iannucci have access to a globally integrated team of credit analysts. Mr. Ellinger and Mr. Iannucci have responsibility for the overall portfolio and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund's stated investment objectives and strategies. Information about Mr. Ellinger and Mr. Iannucci is provided below.

Craig Ellinger is Managing Director and Global Head of Credit Research and High Yield at UBS Global Asset Management. Mr. Ellinger has been an investment professional with UBS Global Asset Management since 2000 and a portfolio manager of the Fund since June 2010.

Matthew Iannucci is the co-Head of US High Yield Portfolio Management at UBS Global Asset Management. Mr. Iannucci is an Executive Director and has been an investment professional with UBS Global Asset Management since 1996. Mr. Iannucci has been a portfolio manager of the Fund since April 2010.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of the one month ended June 30, 2011. During the fiscal year ended June 30, 2011 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's expenses and fee table in the line item "Management fees."

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The UBS Funds

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS Fixed Income Opportunities Fund and UBS High Yield Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2011	Assets under management	Fee
UBS Core Plus Bond Fund	0.50%	$0 - $500 million	0.500%
		On the next $500 million – $1 billion	0.475%
		On the next $1 billion – $1.5 billion	0.450%
		On the next $1.5 billion – $2 billion	0.425%
		Above $2 billion	0.400%
UBS Fixed Income Opportunities Fund	0.65%	N/A	0.650%
UBS Global Bond Fund	0.65%	$0 - $1.5 billion	0.650%
		On the next $1.5 billion – $2 billion	0.600%
		Above $2 billion	0.550%
UBS High Yield Fund	0.60%	$0 - $500 million	0.600%
		On the next $500 million – $1 billion	0.550%
		Above $1 billion	0.525%

Administrator

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the

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The UBS Funds

SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by each Fund (except UBS Fixed Income Opportunities Fund) monthly and by UBS Fixed Income Opportunities Fund quarterly. Net realized capital gains, if any, are declared and distributed at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met. Because the income of the Funds primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by a

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The UBS Funds

Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Funds shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, distributions from the Funds to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Funds or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 4.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS Core Plus Bond Fund

Composite performance: U.S. Core Plus Composite ("CPC")
July 1, 1995 through December 31, 2010

Composite performance: U.S. Core Plus Composite ("CPC")
For periods ended December 31, 2010

Year	CPC: net return after expenses and sales charge (%)[1]	CPC: net return after expenses (%)[2]	CPC: gross return before expenses and sales charge (%)	Barclays Capital US Aggregate Index (%)[3]
1 year	2.91%	7.77%	8.46%	6.54%
5 years	1.41%	2.35%	3.15%	5.80%
10 years	3.36%	3.83%	4.68%	5.84%
Since inception	4.67%	4.98%	5.85%	6.26%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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The UBS Funds

Supplemental performance information for the advisor of UBS Core Plus Bond Fund

Composite performance: U.S. Core Plus Composite ("CPC")
July 1, 1995 through December 31, 2010

Year	CPC: net return after expenses and sales charge (%)[1]	CPC: net return after expenses (%)[2]	CPC: gross return before expenses and sales charge (%)	Barclays Capital US Aggregate Index (%)[3]
1995[4]	1.73%	6.52%	6.97%	6.31%
1996	0.19%	4.92%	5.80%	3.63%
1997	4.39%	9.32%	10.24%	9.65%
1998	2.49%	7.31%	8.22%	8.67%
1999	(3.63)%	0.92%	1.77%	(0.83)%
2000	5.27%	10.22%	11.15%	11.62%
2001	2.84%	7.69%	8.60%	8.44%
2002	4.14%	9.04%	9.96%	10.25%
2003	(0.23)%	4.46%	5.35%	4.10%
2004	(0.73)%	3.95%	4.83%	4.34%
2005	(2.83)%	1.74%	2.60%	2.43%
2006	(0.29)%	4.40%	5.29%	4.33%
2007	(3.82)%	0.71%	1.56%	6.97%
2008	(14.15)%	(10.10)%	(9.33)%	5.24%
2009	5.27%	10.24%	11.05%	5.93%
2010	2.91%	7.77%	8.46%	6.54%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Performance is presented for July 1, 1995 through December 31, 1995.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Bond Fund

Composite performance: Global Bond Composite ("GBC")
January 1, 1982 through December 31, 2010

Composite performance: Global Bond Composite ("GBC")
For periods ended December 31, 2010

Year	GBC: net return after expenses and sales charge (%)[1]	GBC: net return after expenses (%)[2]	GBC: gross return before expenses and sales charge (%)	Barclays Capital Global Aggregate Index (%)[3]
1 year	(0.55)%	4.13%	5.32%	5.54%
5 years	4.91%	5.88%	7.09%	6.66%
10 years	5.57%	6.05%	7.27%	6.73%
Since inception	8.66%	8.83%	10.07%	N/A

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Barclays Capital Global Aggregate Index's inception date is December 31, 1989.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Bond Fund

Composite performance: Global Bond Composite ("GBC")
January 1, 1982 through December 31, 2010

Year	GBC: net return after expenses and sales charge (%)[1]	GBC: net return after expenses (%)[2]	GBC: gross return before expenses and sales charge (%)	Barclays Capital Global Aggregate Index (%)[3]
1982	16.68%	22.18%	23.56%	N/A
1983	5.75%	10.73%	12.00%	N/A
1984	0.15%	4.87%	6.07%	N/A
1985	27.86%	33.88%	35.38%	N/A
1986	18.15%	23.72%	25.12%	N/A
1987	10.64%	15.85%	17.17%	N/A
1988	0.81%	5.56%	6.77%	N/A
1989	2.90%	7.75%	8.98%	N/A
1990	4.59%	9.52%	10.77%	11.22%
1991	13.43%	18.77%	20.12%	16.04%
1992	2.80%	7.64%	8.87%	5.80%
1993	6.07%	11.07%	12.34%	11.08%
1994	(8.74)%	(4.44)%	(3.33)%	0.23%
1995	14.45%	19.84%	21.20%	19.66%
1996	3.57%	8.45%	9.69%	4.91%
1997	(3.16)%	1.40%	2.57%	3.79%
1998	7.51%	12.58%	13.86%	13.71%
1999	(10.73)%	(6.53)%	(5.44)%	(5.17)%
2000	(3.32)%	1.23%	2.39%	3.18%
2001	(6.65)%	(2.25)%	(1.13)%	1.57%
2002	14.05%	19.43%	20.78%	16.53%
2003	10.45%	15.66%	16.97%	12.51%
2004	4.22%	9.13%	10.38%	9.27%
2005	(12.35)%	(8.22)%	(7.15)%	(4.49)%
2006	(0.04)%	4.75%	5.95%	6.64%
2007	3.48%	8.36%	9.60%	9.48%
2008	3.58%	8.46%	9.70%	4.79%
2009	(0.87)%	3.80%	4.99%	6.93%
2010	(0.55)%	4.13%	5.32%	5.54%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Barclays Capital Global Aggregate Index's inception date is December 31, 1989.

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The UBS Funds

Supplemental performance information for the advisor of UBS High Yield Fund

Composite performance: U.S. High Yield Bond Composite ("HYBC")
May 1, 1995 through December 31, 2010

Composite performance: U.S. High Yield Bond Composite ("HYBC")
For periods ended December 31, 2010

Year	HYBC: net return after expenses and sales charge (%)[1]	HYBC: net return after expenses (%)[2]	HYBC: gross return before expenses and sales charge (%)	BofA Merrill US HYCP Index (%)[3]	BofA Merrill US HYCP Constrained Index (%)[4]
1 year	7.72%	12.79%	14.13%	15.24%	15.10%
5 years	4.83%	5.80%	7.06%	8.67%	8.66%
10 years	5.74%	6.23%	7.43%	8.71%	8.84%
Since inception	6.36%	6.68%	7.82%	7.78%	N/A

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The BofA Merrill Lynch US High Yield Cash Pay Index ("BofA Merrill US HYCP Index") is an unmanaged index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  As of June 1, 2005, the benchmark changed from the BofA Merrill Lynch US High Yield Cash Pay Index to the BofA Merrill Lynch US High Yield Cash Pay Constrained Index ("BofA Merrill US HYCP Constrained Index"). The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The BofA Merrill Lynch US High Yield Cash Pay Constrained Index's inception date is December 31, 1996.

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The UBS Funds

Supplemental performance information for the advisor of UBS High Yield Fund

Composite Performance: U.S. High Yield Bond Composite ("HYBC")
May 1, 1995 through December 31, 2010

Year	HYBC: net return after expenses and sales charge (%)[1]	HYBC: net return after expenses (%)[2]	HYBC: gross return before expenses and sales charge (%)	BofA Merrill US HYCP Index (%)[3]	BofA Merrill US HYCP Constrained Index (%)[4]
1995[5]	6.33%	11.34%	12.04%	10.50%	NA
1996	6.92%	11.96%	13.01%	11.06%	NA
1997	7.96%	13.04%	14.11%	12.83%	12.58%
1998	2.66%	7.50%	8.52%	3.66%	3.63%
1999	(0.99)%	3.68%	4.66%	1.57%	1.57%
2000	(8.50)%	(4.19)%	(3.28)%	(3.79)%	(3.87)%
2001	(1.38)%	3.27%	4.25%	6.20%	6.24%
2002	(5.17)%	(0.70)%	0.24%	(1.14)%	0.14%
2003	15.26%	20.69%	21.97%	27.23%	27.01%
2004	6.23%	11.24%	12.56%	10.76%	10.76%
2005	(4.22)%	0.29%	1.50%	2.83%	2.85%
2006	4.63%	9.56%	10.87%	11.64%	10.61%
2007	(3.84)%	0.70%	1.90%	2.17%	2.50%
2008	(27.59)%	(24.18)%	(23.25)%	(26.21)%	(25.96)%
2009	34.15%	40.47%	42.11%	56.28%	56.78%
2010	7.72%	12.79%	14.13%	15.24%	15.10%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The BofA Merrill Lynch US High Yield Cash Pay Index ("BofA Merrill US HYCP Index") is an unmanaged index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  As of June 1, 2005, the benchmark changed from the BofA Merrill Lynch US High Yield Cash Pay Index to the BofA Merrill Lynch US High Yield Cash Pay Constrained Index ("BofA Merrill US HYCP Constrained Index"). The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The BofA Merrill Lynch US High Yield Cash Pay Constrained Index's inception date is December 31, 1996.

5  Performance is presented for May 1, 1995 through December 31, 1995.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2011 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2011 and the Report are incorporated by reference into the SAI.

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UBS Core Plus Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.69	$8.17	$9.13	$10.46	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.24	0.28	0.23	0.25	0.32
Net realized and unrealized gain (loss) from investment activities	0.18	0.73	(0.56)	(1.06)	0.24
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.42	1.01	(0.33)	(0.81)	0.56
Redemption fees	0.00[3]	0.00[3]	0.01	0.01	—
Less dividends/distributions:
From net investment income	(0.41)	(0.49)	(0.64)	(0.53)	(0.37)
Net asset value, end of year	$8.70	$8.69	$8.17	$9.13	$10.46
Total investment return[2]	5.00%	12.72%	(3.29)%	(8.03)%	5.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.45%	1.39%	1.27%	1.02%	1.07%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.85%	0.85%	0.85%
Net investment income	2.76%	3.30%	2.71%	2.05%	3.08%
Supplemental data:
Net assets, end of year (000's)	$5,996	$8,956	$9,128	$9,330	$29,356
Portfolio turnover rate	400%	283%	247%	192%	209%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.70	$8.18	$9.14	$10.47	$10.28
Income (loss) from investment operations:
Net investment income[1]	0.18	0.21	0.16	0.18	0.25
Net realized and unrealized gain (loss) from investment activities	0.18	0.74	(0.54)	(1.07)	0.23
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.36	0.95	(0.38)	(0.89)	0.48
Redemption fees	—	—	0.00[3]	0.01	—
Less dividends/distributions:
From net investment income	(0.35)	(0.43)	(0.58)	(0.45)	(0.29)
Net asset value, end of year	$8.71	$8.70	$8.18	$9.14	$10.47
Total investment return[2]	4.20%	11.85%	(4.01)%	(8.72)%	4.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.28%	2.22%	2.10%	1.91%	1.84%
Expenses after fee waivers and/or expense reimbursement	1.39%	1.39%	1.60%	1.60%	1.60%
Net investment income	2.02%	2.52%	1.89%	1.77%	2.39%
Supplemental data:
Net assets, end of year (000's)	$55	$56	$109	$250	$442
Portfolio turnover rate	400%	283%	247%	192%	209%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.66	$8.15	$9.12	$10.45	$10.26
Income (loss) from investment operations:
Net investment income[1]	0.20	0.24	0.19	0.20	0.27
Net realized and unrealized gain (loss) from investment activities	0.19	0.72	(0.57)	(1.05)	0.24
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.39	0.96	(0.38)	(0.85)	0.51
Redemption fees	0.00[3]	0.00[3]	0.01	—	—
Less dividends/distributions:
From net investment income	(0.37)	(0.45)	(0.60)	(0.48)	(0.32)
Net asset value, end of year	$8.68	$8.66	$8.15	$9.12	$10.45
Total investment return[2]	4.60%	12.06%	(3.76)%	(8.58)%	4.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.92%	1.86%	1.76%	1.58%	1.55%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.35%	1.35%	1.35%
Net investment income	2.27%	2.80%	2.35%	2.01%	2.56%
Supplemental data:
Net assets, end of year (000's)	$2,175	$2,628	$2,574	$1,117	$1,525
Portfolio turnover rate	400%	283%	247%	192%	209%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.68	$8.16	$9.13	$10.46	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.26	0.30	0.24	0.28	0.34
Net realized and unrealized gain (loss) from investment activities	0.19	0.74	(0.55)	(1.06)	0.25
Net increase from payment by Advisor	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.45	1.04	(0.31)	(0.78)	0.59
Redemption fees	0.00[3]	0.00[3]	—	—	—
Less dividends/distributions:
From net investment income	(0.44)	(0.52)	(0.66)	(0.55)	(0.40)
Net asset value, end of year	$8.69	$8.68	$8.16	$9.13	$10.46
Total investment return[2]	5.26%	13.02%	(3.15)%	(7.78)%	5.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.12%	1.09%	0.96%	0.78%	0.76%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.60%	0.60%	0.60%
Net investment income	3.02%	3.53%	2.88%	2.77%	3.27%
Supplemental data:
Net assets, end of year (000's)	$31,047	$34,659	$55,149	$102,473	$163,172
Portfolio turnover rate	400%	283%	247%	192%	209%

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UBS Fixed Income Opportunities Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A	Class C	Class Y
	For the period ended June 30, 2011[3]	For the period ended June 30, 2011[3]	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.21	0.18	0.23
Net realized and unrealized loss from investment activities	(0.15)	(0.14)	(0.13)
Total income from investment operations	0.06	0.04	0.10
Redemption fees	0.02	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.05)	(0.02)	(0.06)
From return of capital	(0.10)	(0.10)	(0.10)
Total dividends/distributions	(0.15)	(0.12)	(0.16)
Net asset value, end of period	$9.93	$9.92	$9.94
Total investment return[2]	0.76%	0.43%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.39%[5]	1.94%[5]	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	1.45%[5]	0.70%[5]
Net investment income	3.53%[5]	3.06%[5]	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$67,314	$8,116	$25,523
Portfolio turnover rate	48%	48%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares. Total investment return for periods of less than one year has not been annualized.

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

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UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.33	$7.12	$9.17	$9.41	$9.50
Income (loss) from investment operations:
Net investment income[1]	0.19	0.18	0.22	0.27	0.26
Net realized and unrealized gain (loss) from investment activities	0.61	0.25	(0.92)	(0.08)	(0.10)
Total income (loss) from investment operations	0.80	0.43	(0.70)	0.19	0.16
Less dividends/distributions:
From net investment income	(0.72)	(0.22)	(1.35)	(0.43)	(0.25)
Net asset value, end of year	$7.41	$7.33	$7.12	$9.17	$9.41
Total investment return[2]	11.55%	5.94%	(7.66)%	1.94%	1.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.43%	2.05%	1.68%	1.31%	1.40%
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	2.53%	2.34%	2.90%	2.81%	2.67%
Supplemental data:
Net assets, end of year (000's)	$6,768	$7,240	$7,930	$12,123	$14,093
Portfolio turnover rate	63%	61%	116%	137%	74%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.35	$7.14	$9.20	$9.43	$9.52
Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.17	0.20	0.18
Net realized and unrealized gain (loss) from investment activities	0.62	0.25	(0.93)	(0.08)	(0.09)
Total income (loss) from investment operations	0.75	0.37	(0.76)	0.12	0.09
Less dividends/distributions:
From net investment income	(0.67)	(0.16)	(1.30)	(0.35)	(0.18)
Net asset value, end of year	$7.43	$7.35	$7.14	$9.20	$9.43
Total investment return[2]	10.81%	5.14%	(8.45)%	1.27%	0.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.20%	2.85%	2.55%	2.20%	2.17%
Expenses after fee waivers and/or expense reimbursement	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income	1.79%	1.59%	2.15%	2.06%	1.92%
Supplemental data:
Net assets, end of year (000's)	$45	$146	$122	$131	$215
Portfolio turnover rate	63%	61%	116%	137%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.31	$7.09	$9.15	$9.38	$9.47
Income (loss) from investment operations:
Net investment income[1]	0.15	0.14	0.18	0.22	0.21
Net realized and unrealized gain (loss) from investment activities	0.61	0.26	(0.92)	(0.07)	(0.10)
Total income (loss) from investment operations	0.76	0.40	(0.74)	0.15	0.11
Less dividends/distributions:
From net investment income	(0.69)	(0.18)	(1.32)	(0.38)	(0.20)
Net asset value, end of year	$7.38	$7.31	$7.09	$9.15	$9.38
Total investment return[2]	10.88%	5.58%	(8.27)%	1.56%	1.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.89%	2.52%	2.17%	1.79%	1.77%
Expenses after fee waivers and/or expense reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.01%	1.84%	2.37%	2.31%	2.17%
Supplemental data:
Net assets, end of year (000's)	$2,700	$2,242	$1,856	$1,716	$1,491
Portfolio turnover rate	63%	61%	116%	137%	74%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.37	$8.10	$10.24	$10.45	$10.51
Income (loss) from investment operations:
Net investment income[1]	0.24	0.22	0.28	0.32	0.31
Net realized and unrealized gain (loss) from investment activities	0.70	0.28	(1.05)	(0.08)	(0.10)
Total income (loss) from investment operations	0.94	0.50	(0.77)	0.24	0.21
Less dividends/distributions:
From net investment income	(0.74)	(0.23)	(1.37)	(0.45)	(0.27)
Net asset value, end of year	$8.57	$8.37	$8.10	$10.24	$10.45
Total investment return[2]	11.77%	6.33%	(7.54)%	2.28%	2.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.13%	1.73%	1.44%	1.04%	1.03%
Expenses after fee waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.78%	2.60%	3.15%	3.06%	2.93%
Supplemental data:
Net assets, end of year (000's)	$6,250	$8,379	$24,437	$52,620	$107,465
Portfolio turnover rate	63%	61%	116%	137%	74%

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UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.89	$5.16	$6.19	$6.92	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.48	0.57	0.50	0.51	0.50
Net realized and unrealized gain (loss) from investment activities	0.34	0.71	(1.00)	(0.75)	0.08
Total income (loss) from investment operations	0.82	1.28	(0.50)	(0.24)	0.58
Less dividends/distributions:
From net investment income	(0.49)	(0.55)	(0.53)	(0.49)	(0.55)
Net asset value, end of year	$6.22	$5.89	$5.16	$6.19	$6.92
Total investment return[2]	14.30%	25.49%	(7.12)%	(3.55)%	8.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.37%	1.38%	1.33%	1.29%	1.28%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	7.73%	9.80%	9.96%	7.81%	7.16%
Supplemental data:
Net assets, end of year (000's)	$40,987	$36,334	$39,859	$40,582	$45,031
Portfolio turnover rate	55%	61%	92%	39%	46%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.90	$5.16	$6.20	$6.93	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.44	0.52	0.46	0.46	0.45
Net realized and unrealized gain (loss) from investment activities	0.33	0.73	(1.01)	(0.75)	0.09
Total income (loss) from investment operations	0.77	1.25	(0.55)	(0.29)	0.54
Less dividends/distributions:
From net investment income	(0.45)	(0.51)	(0.49)	(0.44)	(0.50)
Net asset value, end of year	$6.22	$5.90	$5.16	$6.20	$6.93
Total investment return[2]	13.24%	24.76%	(7.98)%	(4.27)%	7.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.17%	2.20%	2.15%	2.07%	2.04%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income	7.02%	9.05%	9.01%	7.02%	6.42%
Supplemental data:
Net assets, end of year (000's)	$598	$921	$900	$1,480	$2,386
Portfolio turnover rate	55%	61%	92%	39%	46%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.90	$5.16	$6.19	$6.93	$6.89
Income (loss) from investment operations:
Net investment income[1]	0.45	0.54	0.48	0.48	0.47
Net realized and unrealized gain (loss) from investment activities	0.34	0.72	(1.01)	(0.76)	0.08
Total income (loss) from investment operations	0.79	1.26	(0.53)	(0.28)	0.55
Less dividends/distributions:
From net investment income	(0.46)	(0.52)	(0.50)	(0.46)	(0.51)
Net asset value, end of year	$6.23	$5.90	$5.16	$6.19	$6.93
Total investment return[2]	13.72%	25.07%	(7.60)%	(4.03)%	8.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.86%	1.88%	1.86%	1.79%	1.78%
Expenses after fee waivers and/or expense reimbursement	1.70%	1.70%	1.70%	1.70%	1.70%
Net investment income	7.24%	9.27%	9.41%	7.31%	6.66%
Supplemental data:
Net assets, end of year (000's)	$9,165	$8,902	$7,072	$8,453	$11,330
Portfolio turnover rate	55%	61%	92%	39%	46%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.94	$5.20	$6.23	$6.96	$6.92
Income (loss) from investment operations:
Net investment income[1]	0.50	0.59	0.52	0.53	0.52
Net realized and unrealized gain (loss) from investment activities	0.34	0.71	(1.01)	(0.75)	0.09
Total income (loss) from investment operations	0.84	1.30	(0.49)	(0.22)	0.61
Less dividends/distributions:
From net investment income	(0.51)	(0.56)	(0.54)	(0.51)	(0.57)
Net asset value, end of year	$6.27	$5.94	$5.20	$6.23	$6.96
Total investment return[2]	$14.47	25.80%	(6.83)%	(3.28)%	8.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.03%	1.05%	1.06%	0.99%	0.98%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	7.97%	10.08%	10.07%	8.13%	7.43%
Supplemental data:
Net assets, end of year (000's)	$44,750	$37,152	$61,421	$99,538	$47,768
Portfolio turnover rate	55%	61%	92%	39%	46%

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/
globalamusii/mutual_fund.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1162

The UBS Funds

Prospectus

The UBS Funds

UBS U.S. Equity Alpha Fund

Prospectus

October 28, 2011

Class A (BEAAX)

Class C (BEACX)

Class Y (BEAYX)

This prospectus offers Class A, Class C and Class Y shares in the UBS U.S. Equity Alpha Fund (the "Fund"), a series of The UBS Funds (the "Trust").

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the fund

Fund summary	Page 3

More information about the fund

Investment objective, strategies, securities selection and risks	Page 7

Your investment

Information for managing your fund account

Managing your fund account	Page 11

—Flexible pricing	Page 11

—Buying shares	Page 15

—Selling shares	Page 18

—Exchanging shares	Page 19

—Pricing and valuation	Page 20

Additional information

Additional important information about the fund

Management	Page 22

Disclosure of portfolio holdings	Page 24

Dividends and taxes	Page 24

Financial highlights	Page 27

Where to learn more about the fund	Back cover

Please find the UBS family of funds privacy notice on page 30 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 31 of this prospectus.

The fund is not a complete or balanced investment program.

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UBS U.S. Equity Alpha Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 11 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 51 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses:
Dividend expense and security loan fees for securities sold short	0.53	0.53	0.53
Other	0.76	0.83	0.73
Total other expenses	1.29	1.36	1.26
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual fund operating expenses[1]	2.55	3.37	2.27
Less management fee waiver/expense reimbursements	0.51	0.58	0.48
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	2.04	2.79	1.79

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated

UBS Global Asset Management
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and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$746	$1,254	$1,788	$3,241
Class C (assuming sale of all shares at end of period)	382	982	1,705	3,619
Class C (assuming no sale of shares)	282	982	1,705	3,619
Class Y	182	663	1,171	2,568

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. The Fund will generally invest in equity securities of large and mid capitalization companies but is permitted to invest up to 15% of its net assets in small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. In addition, up to 20% of the Fund's net assets may be invested in securities of foreign companies in developed countries, including long and short positions in foreign equity securities and securities with equity-like characteristics.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

The Fund may also invest in exchange-traded funds ("ETFs") and similarly structured pooled investments in order to provide exposure to the equity markets while maintaining liquidity. The Fund may also engage in short sales of ETFs and similarly structured pooled investments in order to reduce exposure to certain sectors of the equity markets.

Management process

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In constructing the Fund's portfolio, the Advisor primarily uses fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, the Advisor buys securities "long" for the Fund's portfolio that it believes are underpriced and will outperform, and sells securities "short" that it believes are overpriced and will underperform. The Fund anticipates that it will normally maintain long positions in equity securities and securities with equity-like characteristics equal to 120% to 140% of the value of its net assets, short positions in equity securities and securities with equity-like characteristics equal to 20% to 40% of the value of its net assets and cash positions equal to 0% to 10% of the value of its net assets. This active management process is intended to produce performance that outperforms the Fund's benchmark. The Fund's ability to fully implement its investment strategy may be affected by (i) regulatory restrictions prohibiting short sales of certain securities that may be imposed from time to time or (ii) the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds.

In employing its investment strategies for the Fund, the Advisor attempts to outperform (before taking into account any Fund fees or expenses) the Russell 1000 Index by 2.50% to 5.00% per year with a similar level of market risk as the benchmark over a full market cycle. A typical market cycle is 4 to 7 years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

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4

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Unseasoned company risk: The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they (i) may be dependent on a small number of products or services; (ii) may lack substantial capital reserves; and (iii) do not have proven track records.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an

UBS Global Asset Management
5

indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (12.78)%
Best quarter during calendar years shown—2Q 2009: 23.05%
Worst quarter during calendar years shown—4Q 2008: (27.94)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	Life of class
Class A (9/26/06)
Return before taxes	1.91%	(3.09)%
Class C (9/26/06)
Return before taxes	6.12	(2.51)
Class Y (9/26/06)
Return before taxes	8.02	(1.56)
Return after taxes on distributions	7.98	(2.06)
Return after taxes on distributions and sale of fund shares	5.28	(1.50)
Russell 1000 Index	16.10	1.20

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Thomas Cole, portfolio manager of the Fund since its inception.

•  John Leonard, portfolio manager of the Fund since its inception.

•  Thomas Digenan, portfolio manager of the Fund since its inception.

•  Scott Bondurant, portfolio manager of the Fund since its inception.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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6

The UBS Funds

More information about the fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. The Fund will generally invest in equity securities of large and mid capitalization companies but is permitted to invest up to 15% of its net assets in small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States. In addition, up to 20% of the Fund's net assets may be invested in securities of foreign companies in developed countries, including long and short positions in foreign equity securities and securities with equity-like characteristics.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements and swap agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may also invest in ETFs and similarly structured pooled investments in order to provide exposure to the equity markets while maintaining liquidity. The Fund may also engage in short sales of ETFs and similarly structured pooled investments in order to reduce exposure to certain sectors of the equity markets.

Securities selection

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In constructing the Fund's portfolio, the Advisor primarily uses fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, the Advisor buys securities "long" for the Fund's portfolio that it believes are underpriced and will outperform, and sells securities "short" that it believes are overpriced and will underperform. The Fund anticipates that it will normally maintain long positions in equity securities and securities with equity-like characteristics equal to 120% to 140% of the value of its net assets, short positions in equity securities and securities with equity-like characteristics equal to 20% to 40% of the value of its net assets and cash positions equal to 0% to 10% of the value of its net assets. This active management process is intended to produce performance that outperforms the Fund's benchmark. The Fund's ability to fully implement its investment strategy may be affected by regulatory restrictions prohibiting short sales of certain securities that may be imposed from time to time.

In employing its investment strategies for the Fund, the Advisor attempts to outperform (before taking into account any Fund fees or expenses) the Russell 1000 Index by 2.50% to 5.00% per year with a similar level of market risk as the benchmark over a full market cycle. A typical market cycle is 4 to 7 years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

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More information about the fund

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

More about short sales. When the Fund takes a long position in a security, the Advisor purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, the Advisor sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

The Fund's ability to fully implement its investment strategy may also be affected by the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds. For example, the Advisor restricts short sales in excess of a stated amount of the average daily trading volume of a stock if the Advisor deems it may negatively impact the market and drive down the price of a security that is also held in the Advisor's long only accounts and/or funds. In addition, the Advisor's procedures require short sales to be executed after long-only sell orders in the same stock if the long-only sell orders are in excess of a stated number of shares. This procedure may delay the short sales and therefore the price at which the short sale is executed. Therefore, the price may be lower than had the long-only order not taken precedence, and the potential benefit of the short sale would be reduced.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

•  Short sales risk—There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the

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More information about the fund

securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Limited capitalization risk—The risk that investments in small and mid capitalization size companies may be more volatile than investments in larger companies, as small and mid capitalization companies generally experience higher growth and failure rates than larger capitalization companies. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and this could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure than prices for larger companies.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to buy, sell and to value than securities of US issuers.

•  Unseasoned company risk—The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than

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More information about the fund

securities of larger, more established companies. The companies may have greater risks because they (i) may be dependent on a small number of products or services; (ii) may lack substantial capital reserves; and (iii) do not have proven track records.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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Managing your fund account

Flexible pricing

The Fund offers three classes of shares—Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class Y shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A and Class C shares of the Fund under rule 12b-1 that allow the Fund to pay service and (for Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

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If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower on-going expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets. Class C shares of the Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

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Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund's Web Site, free of charge, at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Fund, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

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The UBS Funds

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of the Fund through the program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Fund's Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Fund's transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund's transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of

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The UBS Funds

such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares:

To open an account	$1,000
To add to an account	$100

The Fund may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

Market timers. The interests of the Fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase the Fund's transaction costs, administrative costs or taxes. These factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if the Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund

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The UBS Funds

calculates its net asset value. The Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Fund's Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund's transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading

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The UBS Funds

policies and procedures on which the Fund and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund's principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of the Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash

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The UBS Funds

flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Fund that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in the Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Fund's transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Fund's principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A or Class C shares of the Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

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The UBS Funds

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

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The UBS Funds

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS

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The UBS Funds

Global AM (Americas), the investment advisor of the Fund.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Fund is available in the Fund's most-recent annual report to shareholders for the period ended June 30.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of the Fund.

Thomas Cole, John Leonard, Thomas Digenan and Scott Bondurant are the members of the North American

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The UBS Funds

Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Cole as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard and Mr. Digenan work closely with Mr. Cole on portfolio construction and ensuring that Fund investment objectives are met. Mr. Bondurant works closely with Mr. Cole and team on long/short aspects of portfolio construction for the Fund. Information about Messrs. Cole, Leonard, Digenan and Bondurant is provided below.

Thomas M. Cole is Head of North American Equities, Research Director for North American Equities, and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985 and a portfolio manager of the Fund since its inception.

John C. Leonard is Global Head of Equities and a Member of the UBS Group Managing Board. Mr. Leonard has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the Fund since its inception.

Thomas J. Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since its inception.

Scott Bondurant has been a Long Short Equity Strategist at UBS Global Asset Management since 2005 and is a Managing Director of UBS Global Asset Management. Prior to joining the firm, Mr. Bondurant had been in institutional equities for over 15 years including his role as Executive Director at Morgan Stanley for nine years, where he worked closely with the prime brokerage team to help managers with long-short strategies. Mr. Bondurant has been a portfolio manager of the Fund since its inception.

The Fund's SAI provides information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund, are presented in the following table as of the one month ended June 30, 2011. During the fiscal year ended June 30, 2011 the Fund paid the Advisor investment advisory fees as set forth in the Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) do not exceed the amounts listed in the footnote to the Fund's Expense Table. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

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The UBS Funds

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2011	Assets under management	Fee
UBS U.S. Equity Alpha Fund	1.00%	$0 – $500 million	1.000%
		On the next $500 million – $1 billion	0.900%
		Above $1 billion	0.850%

Administrator

UBS Global AM (Americas) is also the administrator of the Fund. The Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Fund will generally post on its Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. The Fund will generally post on the Web Site: (1) its ten largest long and five largest short positions; (2) the three long and the three short positions that were the top contributors to its performance; and (3) the three long and the three short positions that were the most significant detractors from its performance, all as of the most recent calendar quarter end, 30 days after the end of each calendar quarter. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by the Fund annually. Net realized capital gains, if any, are declared and distributed at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and

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The UBS Funds

local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain

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The UBS Funds

dividends. However, distributions from the Fund to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Fund or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Fund's independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2011 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2011 and the Report are incorporated by reference into the SAI.

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UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,				For the period ended
	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$7.01	$6.31	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	(0.01)	0.04	0.05	0.02
Net realized and unrealized gain (loss) from investment activities	1.91	0.71	(2.48)	(2.10)	1.55
Total income (loss) from investment operations	1.93	0.70	(2.44)	(2.05)	1.57
Less dividends/distributions:
From net investment income	—	—	(0.07)	(0.03)	(0.01)
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends/distributions	—	—	(0.07)	(0.68)	(0.02)
Net asset value, end of period	$8.94	$7.01	$6.31	$8.82	$11.55
Total investment return[2]	27.53%	11.09%	(27.52)%	(18.49)%	15.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.54%	2.44%	2.47%	1.93%	1.93%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.03%	2.24%	2.24%	1.93%	1.88%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%[4]
Net investment income (loss)	0.24%	(0.10)%	0.63%	0.47%	0.30%[4]
Supplemental data:
Net assets, end of period (000's)	$16,726	$22,938	$33,137	$93,344	$187,444
Portfolio turnover rate	85%	130%	154%	72%	81%

	Class Y
	Year ended June 30,				For the period ended
	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$7.01	$6.30	$8.82	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.04	0.01	0.00[5]	0.08	0.04
Net realized and unrealized gain (loss) from investment activities	1.92	0.70	(2.41)	(2.10)	1.54
Total income (loss) from investment operations	1.96	0.71	(2.41)	(2.02)	1.58
Less dividends/distributions:
From net investment income	(0.03)	—	(0.11)	(0.06)	(0.02)
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends/distributions	(0.03)	—	(0.11)	(0.71)	(0.03)
Net asset value, end of period	$8.94	$7.01	$6.30	$8.82	$11.55
Total investment return[2]	27.91%	11.27%	(27.22)%	(18.34)%	15.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.26%	2.16%	2.33%	1.70%	1.67%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.78%	2.00%	2.25%	1.70%	1.67%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%	1.25%[4]
Net investment income	0.48%	0.12%	0.07%	0.74%	0.43%[4]
Supplemental data:
Net assets, end of period (000's)	$10,764	$12,132	$95,804	$9,121	$5,405
Portfolio turnover rate	85%	130%	154%	72%	81%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period September 26, 2006 (commencement of operations) through June 30, 2007.

4  Annualized.

5  Amount represents less than $0.005 per share.

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	Class C
	Year ended June 30,				For the period ended
	2011	2010	2009	2008	June 30, 2007[3]
Net asset value, beginning of period	$6.93	$6.29	$8.74	$11.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.06)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.89	0.70	(2.44)	(2.08)	1.55
Total income (loss) from investment operations	1.85	0.64	(2.45)	(2.11)	1.51
Less dividends/distributions:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	(0.65)	(0.01)
Total dividends/distributions	—	—	—	(0.65)	(0.01)
Net asset value, end of period	$8.78	$6.93	$6.29	$8.74	$11.50
Total investment return[2]	26.70%	10.18%	(28.03)%	(19.11)%	15.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.36%	3.27%	3.30%	2.74%	2.72%[4]
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.78%	2.98%	2.99%	2.68%	2.64%[4]
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%	2.25%[4]
Net investment income (loss)	(0.52)%	(0.85)%	(0.12)%	(0.28)%	(0.44)%[4]
Supplemental data:
Net assets, end of period (000's)	$5,029	$6,810	$9,003	$22,823	$42,750
Portfolio turnover rate	85%	130%	154%	72%	81%

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

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If you want more information about the Fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your investment professional. You may obtain free copies of the Fund's annual and semiannual reports and the SAI by contacting the Fund directly at 1-800-647 1568. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund's Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1350

The UBS Funds

Prospectus

The UBS Funds

UBS U.S. Large Cap Value Equity Fund
Prospectus

October 28, 2011

Class A (BNVAX)

Class B (BNVBX)

Class C (BNVCX)

Class Y (BUSVX)

This prospectus offers Class A, Class C and Class Y shares in the UBS U.S. Large Cap Value Equity Fund (the "Fund"), a series of The UBS Funds (the "Trust"). This prospectus offers Class B shares only to existing shareholders of Class B shares with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Fund and other series of the UBS Family of Funds.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the fund

Fund summary	Page 3

More information about the fund

Investment objective, strategies, securities selection and risks	Page 7

Your investment

Information for managing your fund account

Managing your fund account	Page 9

—Flexible pricing	Page 9

—Buying shares	Page 14

—Selling shares	Page 17

—Exchanging shares	Page 18

—Pricing and valuation	Page 19

Additional information

Additional important information about the fund

Management	Page 21

Disclosure of portfolio holdings	Page 23

Dividends and taxes	Page 23

Supplemental investment advisor performance information	Page 25

Financial highlights	Page 29

Where to learn more about the fund	Back cover

Please find the UBS family of funds privacy notice on page 32 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 33 of this prospectus.

The fund is not a complete or balanced investment program.

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UBS U.S. Large Cap Value Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 9 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 50 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	5.00%	1.00%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses	0.66	0.78	0.70	0.78
Acquired fund fees and expenses	0.01	0.01	0.01	0.01
Total annual fund operating expenses[1]	1.62	2.49	2.41	1.49
Less management fee waiver/expense reimbursements	0.41	0.53	0.45	0.53
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	1.21	1.96	1.96	0.96

1  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

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The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$667	$995	$1,346	$2,334
Class B (assuming sale of all shares at end of period)	699	1,025	1,478	2,373
Class B (assuming no sale of shares)	199	725	1,278	2,373
Class C (assuming sale of all shares at end of period)	299	709	1,245	2,712
Class C (assuming no sale of shares)	199	709	1,245	2,712
Class Y	98	419	763	1,734

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Value Index but below $3 billion in market capitalization. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures on indices, which may be used for risk management purposes to manage or adjust the risk profile of the Fund. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of

UBS Global Asset Management
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losses and can result in losses to the Fund that exceed the amount originally invested.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (15.30)%
Best quarter during calendar years shown—2Q 2009: 19.76%
Worst quarter during calendar years shown—4Q 2008: (25.45)%

Average annual total returns

(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	Life of class
Class A (12/7/01)
Return before taxes	4.46%	(1.96)%	2.47%
Class B (11/8/01)
Return before taxes	4.74	(1.83)	2.96
Class C (12/12/01)[1]
Return before taxes	8.49	(1.58)	2.61
Class Y (6/29/01)
Return before taxes	10.92	(0.53)	3.19
Return after taxes on distributions	10.73	(1.72)	2.01
Return after taxes on distributions and sale of fund shares	7.34	(0.47)	2.68
Russell 1000 Value Index	15.51	1.28	*

*  Average annual total returns for the Russell 1000 Value Index for the life of each class were as follows: Class A—4.30%; Class B—4.65%; Class C—4.50%; Class Y—3.57%.

1  Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Thomas Cole, portfolio manager of the Fund since 2001.

•  John Leonard, portfolio manager of the Fund since its inception.

•  Thomas Digenan, portfolio manager of the Fund since 2001.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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The UBS Funds

More information about the fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Value Index but below $3 billion in market capitalization. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options and futures. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.

Securities selection

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

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The UBS Funds

More information about the fund

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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Managing your fund account

Flexible pricing

The Fund offers three classes of shares—Class A, Class C and Class Y. The Fund offers Class B shares to existing shareholders of Class B shares in limited circumstances as described in the section entitled "Class B shares" on page 10. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class Y shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A, Class B and Class C shares of the Fund under rule 12b-1 that allow the Fund to pay service and (for Class B and Class C shares) distribution fees for the sale of the Fund shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

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If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower on-going expenses.

Class B shares

The Fund has ceased offering Class B shares (with exceptions for existing shareholders for exchanges or reinvesting dividends). New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. Existing shareholders of Class B shares of the Fund may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:
If you sell shares within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4%	2%	2%	1%
3rd year since purchase	3%	2%	1%	None
4th year since purchase	2%	1%	None	None
5th year since purchase	2%	None	None	None
6th year since purchase	1%	None	None	None
7th year since purchase	None	None	None	None

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Fund after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold

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within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

•  First, Class B shares representing reinvested dividends, and

•  Second, Class B shares that you have owned the longest.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets. Class C shares of the Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

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7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

Class A, Class B and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares

Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/1/e/globalam/Americas/ globalamus/globalamusii/mutual_fund.html.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Fund, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

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•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of the Fund through the program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Fund's Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Fund's transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund's transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by

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the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A, Class B and Class C shares:

To open an account	$1,000
To add to an account	$100

The Fund may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

Market timers. The interests of the Fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase the Fund's transaction costs, administrative costs or taxes. These factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a

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delay may occur if the Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. The Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Fund's Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund's transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review

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of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Fund and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund's principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of the Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the Fund, not

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The UBS Funds

to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Fund that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in the Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Fund's transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Fund's principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

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The UBS Funds

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

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The UBS Funds

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Funds.

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The UBS Funds

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Fund is available in the Fund's most-recent annual report to shareholders for the period ended June 30.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of the Fund.

Thomas Cole, John Leonard and Thomas Digenan are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Cole as the head of the investment management team leads the portfolio construction process and reviews the overall

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The UBS Funds

composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard and Mr. Digenan work closely with Mr. Cole on portfolio construction and ensuring that Fund investment objectives are met.

Information about Messrs. Cole, Leonard and Digenan is provided below.

Thomas M. Cole is Head of North American Equities, Research Director for North American Equities, and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985 and a portfolio manager of the Fund since 2001.

John C. Leonard is Global Head of Equities and a Member of the UBS Group Managing Board. Mr. Leonard has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the Fund since its inception.

Thomas J. Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since 2001.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund, are presented in the following table as of the one month ended June 30, 2011. During the fiscal year ended June 30, 2011 the Fund paid the Advisor investment advisory fees as set forth in the Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses do not exceed the amounts listed in the footnote to the Fund's Expense Table. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2011	Assets under management	Fee
UBS U.S. Large Cap Value Equity Fund	0.70%	$0 - $500 million	0.700%
		On the next $500 million – $1 billion	0.650%
		On the next $1 billion – $1.5 billion	0.600%
		On the next $1.5 billion – $2 billion	0.575%
		Above $2 billion	0.550%

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Administrator

UBS Global AM (Americas) is also the administrator of the Fund. The Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Fund will generally post on its Web Site at http://www.ubs.com/1/e/globalam/Americas/ globalamus/globalamusii/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com/1/e/globalam/Americas/ globalamus/globalamusii/mutual_fund.html. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by the Fund annually. Net realized capital gains, if any, are declared and distributed at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary

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The UBS Funds

income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, distributions from the Fund to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Fund or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages the Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the Fund. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect the Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect the Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of an appropriate unmanaged benchmark index, not adjusted for any fees or expenses, is also provided for the composite.

Please note that the Account Composite Performance is not the Fund's own historical performance. The Account Composite Performance should not be considered a substitute for the Fund's performance, and the Account Composite Performance is not necessarily an indication of the Fund's future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Value Equity Fund

Composite performance: U.S. Large Cap Value Equity Composite ("LCVEC")
July 1, 1998 through December 31, 2010

Composite performance: U.S. Large Cap Value Equity Composite ("LCVEC")
For periods ended December 31, 2010

Year	LCVEC: net return after expenses and sales charge (%)[1]	LCVEC: net return after expenses (%)[2]	LCVEC: gross return before expenses and sales charge (%)	Russell 1000 Value Index (%)[3]
1 year	4.34%	10.42%	11.74%	15.51%
5 years	(1.96)%	(0.84)%	0.28%	1.28%
10 years	2.39%	2.97%	4.12%	3.26%
Since inception	3.28%	3.75%	4.90%	4.00%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Value Equity Fund

Composite Performance: U.S. Large Cap Value Equity Composite ("LCVEC")
July 1, 1998 through December 31, 2010

Year	LCVEC: net return after expenses and sales charge (%)[1]	LCVEC: net return after expenses (%)[2]	LCVEC: gross return before expenses and sales charge (%)	Russell 1000 Value Index (%)[3]
1998[4]	(2.76)%	2.90%	3.46%	3.10%
1999	(6.76)%	(1.33)%	(0.24)%	7.33%
2000	10.04%	16.44%	17.71%	7.01%
2001	(3.21)%	2.42%	3.55%	(5.59)%
2002	(20.05)%	(15.40)%	(14.45)%	(15.52)%
2003	22.65%	29.78%	31.18%	30.03%
2004	7.20%	13.44%	14.68%	16.49%
2005	3.58%	9.61%	10.81%	7.07%
2006	11.56%	18.05%	19.33%	22.25%
2007	(5.35)%	0.15%	1.26%	(0.17)%
2008	(43.26)%	(39.95)%	(39.27)%	(36.85)%
2009	15.57%	22.31%	23.70%	19.69%
2010	4.34%	10.42%	11.74%	15.51%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Performance is presented for July 1, 1998 through December 31, 1998.

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UBS Global Asset Management
28

The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Fund's independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2011 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2011 and the Report are incorporated by reference into the SAI.

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UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.33	$4.94	$8.42	$11.66	$10.54
Income (loss) from investment operations:
Net investment income[1]	0.06	0.05	0.11	0.14	0.13
Net realized and unrealized gain (loss) from investment activities	1.41	0.46	(2.66)	(2.25)	2.03
Total income (loss) from investment operations	1.47	0.51	(2.55)	(2.11)	2.16
Less dividends/distributions:
From net investment income	(0.06)	(0.12)	(0.06)	(0.14)	(0.11)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.06)	(0.12)	(0.93)	(1.13)	(1.04)
Net asset value, end of year	$6.74	$5.33	$4.94	$8.42	$11.66
Total investment return[2]	27.57%	10.16%	(29.74)%	(19.38)%	21.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.61%	1.61%	1.52%	1.32%	1.29%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.10%	1.10%	1.10%
Net investment income	0.88%	0.83%	1.89%	1.35%	1.12%
Supplemental data:
Net assets, end of year (000's)	$43,766	$41,012	$43,951	$78,989	$113,213
Portfolio turnover rate	85%	70%	67%	52%	27%
	Class B
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.29	$4.87	$8.33	$11.50	$10.39
Income (loss) from investment operations:
Net investment income[1]	0.00 [3]	0.00 [3]	0.06	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	1.42	0.45	(2.62)	(2.21)	2.00
Total income (loss) from investment operations	1.42	0.45	(2.56)	(2.15)	2.04
Less dividends/distributions:
From net investment income	—	(0.03)	(0.03)	(0.03)	—
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	—	(0.03)	(0.90)	(1.02)	(0.93)
Net asset value, end of year	$6.71	$5.29	$4.87	$8.33	$11.50
Total investment return[2]	26.84%	9.18%	(30.23)%	(19.92)%	20.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.48%	2.62%	2.48%	2.17%	2.19%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.85%	1.85%	1.85%
Net investment income	0.08%	0.09%	1.14%	0.59%	0.39%
Supplemental data:
Net assets, end of year (000's)	$35	$94	$247	$471	$1,061
Portfolio turnover rate	85%	70%	67%	52%	27%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

30

	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.20	$4.83	$8.26	$11.42	$10.34
Income (loss) from investment operations:
Net investment income[1]	0.01	0.00 [3]	0.06	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	1.39	0.45	(2.60)	(2.18)	1.99
Total income (loss) from investment operations	1.40	0.45	(2.54)	(2.12)	2.03
Less dividends/distributions:
From net investment income	(0.01)	(0.08)	(0.02)	(0.05)	(0.02)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.01)	(0.08)	(0.89)	(1.04)	(0.95)
Net asset value, end of year	$6.59	$5.20	$4.83	$8.26	$11.42
Total investment return[2]	26.87%	9.08%	(30.25)%	(19.83)%	20.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.40%	2.41%	2.33%	2.10%	2.06%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.85%	1.85%	1.85%
Net investment income	0.13%	0.08%	1.13%	0.60%	0.37%
Supplemental data:
Net assets, end of year (000's)	$4,992	$4,889	$5,429	$9,795	$15,919
Portfolio turnover rate	85%	70%	67%	52%	27%
	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.36	$4.97	$8.46	$11.71	$10.58
Income (loss) from investment operations:
Net investment income[1]	0.07	0.06	0.12	0.16	0.15
Net realized and unrealized gain (loss) from investment activities	1.43	0.47	(2.67)	(2.25)	2.05
Total income (loss) from investment operations	1.50	0.53	(2.55)	(2.09)	2.20
Less dividends/distributions:
From net investment income	(0.07)	(0.14)	(0.07)	(0.17)	(0.14)
From net realized gains	—	—	(0.87)	(0.99)	(0.93)
Total dividends/distributions	(0.07)	(0.14)	(0.94)	(1.16)	(1.07)
Net asset value, end of year	$6.79	$5.36	$4.97	$8.46	$11.71
Total investment return[2]	28.13%	10.39%	(29.53)%	(19.15)%	21.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.48%	1.50%	1.45%	1.13%	1.06%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.85%	0.85%	0.85%
Net investment income	1.13%	1.07%	2.08%	1.60%	1.36%
Supplemental data:
Net assets, end of year (000's)	$1,576	$1,515	$2,174	$5,694	$9,074
Portfolio turnover rate	85%	70%	67%	52%	27%

31

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Global Asset Management
32

UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures – Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures – Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site – Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen – The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

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If you want more information about the Fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your investment professional. You may obtain free copies of the Fund's annual and semiannual reports and the SAI by contacting the Fund directly at 1-800-647 1568. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund's Web Site at http://www.ubs.com/1/e/globalam/Americas/
globalamus/globalamusii/mutual_fund.html.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1343

The UBS Funds

Prospectus

The UBS Funds

UBS Absolute Return Bond Fund
Prospectus

October 28, 2011

Class A (BNRAX)

Class C (BNRCX)

Class Y (BNRYX)

This prospectus offers Class A, Class C and Class Y shares in the UBS Absolute Return Bond Fund (the "Fund"), a series of The UBS Funds (the "Trust").

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the fund

Fund summary	Page 3

More information about the fund

Investment objective, strategies, securities selection and risks	Page 8

Your investment

Information for managing your fund account

Managing your fund account	Page 12

—Flexible pricing	Page 12

—Buying shares	Page 16

—Selling shares	Page 18

—Exchanging shares	Page 20

—Pricing and valuation	Page 21

Additional information

Additional important information about the fund

Management	Page 23

Disclosure of portfolio holdings	Page 24

Dividends and taxes	Page 24

Financial highlights	Page 27

Where to learn more about the fund	Back cover

Please find the UBS family of funds privacy notice on page 30 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 31 of this prospectus.

The fund is not a complete or balanced investment program.

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UBS Absolute Return Bond Fund
Fund summary

Investment objective

The Fund seeks to achieve consistent absolute positive returns over time regardless of the market environment.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 12 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 68 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	0.50%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.15	0.50	None
Other expenses[1]	0.45	0.37	0.26
Total annual fund operating expenses	1.15	1.42	0.81
Less management fee waiver/expense reimbursements	0.15	0.07	—
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.00	1.35	0.81

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual

UBS Global Asset Management
3

costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$349	$592	$853	$1,600
Class C (assuming sale of all shares at end of period)	187	442	770	1,696
Class C (assuming no sale of shares)	137	442	770	1,696
Class Y	83	259	450	1,002

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund invests in securities and other investments to gain exposure to global bond markets and generate positive returns under a variety of market cycles. The Fund invests in fixed income securities of issuers located within and outside the United States. The Fund is a non-diversified fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds. Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation linked securities, convertible bonds, warrants, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. The Fund's investments in debt securities also may include both fixed rate and floating rate securities. In addition to investment in issuers in developed markets, the Fund also may invest up to 20% of its net assets in debt securities of emerging market issuers, regardless of credit rating.

The Fund generally will purchase investment grade fixed income securities. However, based on the Advisor's assessment of market conditions, the Fund also may invest up to 40% of its net assets in below investment grade securities (including but not limited to debt securities of corporations and supranationals, mortgage- and asset-backed securities and debt securities of emerging market issuers) at the time of purchase.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities; or to adjust the Fund's portfolio duration. In addition, the Fund may establish short positions in fixed income securities through the use of any of the derivatives listed above to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +3 years and –3 years depending on the level and expected future direction of interest rates.

Management process

In employing its investment strategies for the Fund, the Advisor attempts to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor actively manages portfolio duration along with credit quality, sector and individual security selection, including country and currency exposure.

With respect to the selection of securities to purchase for the Fund, the Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices.

In implementing this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

UBS Global Asset Management
4

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis.

The Fund actively manages its currency exposure and attempts to generate positive returns and manage risk through sophisticated currency management techniques, including hedging strategies. These decisions are integrated with analysis of global market and economic conditions.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the return on LIBOR (a short-term interest rate that banks charge one another and that is generally representative of short-term interest rates) by 0.70% to 0.80% per year, net of fees over full (credit and interest rate) fixed income market cycles. A typical fixed income market cycle is one to three years. The Advisor does not represent or guarantee that the Fund will meet this total return goal. In light of recent illiquidity and volatility in the fixed income markets, it will be increasingly difficult for the Fund to meet the total return goal for the near future.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified Fund, the Fund's share price may be more volatile

UBS Global Asset Management
5

and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The US LIBOR 3-Month Index allows you to compare the Fund's performance to a benchmark designed to track the interest rate earned on three month inter-bank US dollar denominated deposits with a coupon equal to the 3-month LIBOR (the London Interbank Offered Rate), a short-term interest rate that banks quote to each other and deemed generally representative of short-term interest rates. Indices reflect no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

Total Return

Total return January 1 - September 30, 2011: (2.46)%
Best quarter during calendar years shown—2Q 2009: 3.22%
Worst quarter during calendar years shown—1Q 2008: (8.28)%

Average annual total returns
(for the periods ended December 31, 2010)

Class (inception date)	1 year	5 years	Life of class
Class A (4/27/05)
Return before taxes	(1.53)%	(4.39)%	(3.61)%
Class C (4/27/05)
Return before taxes	0.20	(4.24)	(3.51)
Class Y (4/27/05)
Return before taxes	1.42	(3.71)	(2.97)
Return after taxes on distributions	0.34	(5.40)	(4.62)
Return after taxes on distributions and sale of fund shares	0.92	(4.01)	(3.36)
BofA Merrill Lynch US Treasury 1-3 Year Index	2.35	4.17	3.92
US LIBOR 3-Month Index	0.35	3.01	3.11

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Jonathan Gregory, portfolio manager of the Fund since January 1, 2011.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either

UBS Global Asset Management
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through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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The UBS Funds

More information about the fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to achieve consistent absolute positive returns over time regardless of the market environment.

Principal investment strategies

The Fund invests in securities and other investments to gain exposure to global bond markets and generate positive returns under a variety of market cycles. The Fund invests in fixed income securities of issuers located within and outside the United States. The Fund is a non-diversified fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds. Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation linked securities, convertible bonds, warrants, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. The Fund's investments in debt securities also may include both fixed rate and floating rate securities. In addition to investment in issuers in developed markets, the Fund also may invest up to 20% of its net assets in debt securities of emerging market issuers, regardless of credit rating.

The Fund generally will purchase investment grade fixed income securities. However, based on the Advisor's assessment of market conditions, the Fund also may invest up to 40% of its net assets in below investment grade securities (including but not limited to debt securities of corporations and supranationals, mortgage- and asset-backed securities and debt securities of emerging market issuers) at the time of purchase. Below investment grade securities are rated below BBB- by S&P or Baa3 by Moody's.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain markets. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

In addition, the Fund may establish short positions in fixed income securities through the use of derivatives to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +3 years and –3 years depending on the level and expected future direction of interest rates.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the return on LIBOR (a short-term interest rate that banks charge one another and that is generally representative of short-term interest rates) by 0.70% to 0.80% per year, net of fees over full (credit and interest rate) fixed income market cycles. A typical fixed income market cycle is one to three years. The Advisor does not represent or guarantee that the Fund will meet this total return goal. In light of the recent illiquidity and volatility in the fixed income markets, it will be increasingly difficult for the Fund to meet the total return goal for the near future.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds.

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The UBS Funds

More information about the fund

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that it believes are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

In employing its investment strategies for the Fund, the Advisor attempts to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor actively manages portfolio duration along with credit quality, sector and individual security selection, including country and currency exposure. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will decrease by approximately 3% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will increase by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will increase by approximately 3% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will decrease by approximately 3%. Price is a meaningful component of total return, but not the only component. Coupon or income is the other component, which is not materially impacted by changes in interest rate.

The Fund actively manages its currency exposure and attempts to generate positive returns and manage risk through sophisticated currency management techniques, including hedging strategies. These decisions are integrated with analysis of global market and economic conditions.

The Fund may invest in all types of fixed income securities of US and foreign issuers. The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in

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The UBS Funds

More information about the fund

cash equivalents, which may affect the Fund's ability to pursue its investment objective.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may,

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The UBS Funds

More information about the fund

therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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The UBS Funds

Managing your fund account

Flexible pricing

The Fund offers three classes of shares—Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class Y shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A and Class C shares of the Fund under rule 12b-1 that allow the Fund to pay service and (for Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund's Class A shares pay an annual service fee of 0.15% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A sales charges
	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	2.50%	2.56%	2.00%
$50,000 to $99,999	2.00	2.04	1.75
$100,000 to $249,999	1.00	1.01	0.90
$250,000 and over[1]	None	None	0.50

1  A contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower on-going expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.25% of average net assets. Class C shares of the Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 0.50%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.50% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

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The UBS Funds

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

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The UBS Funds

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares

Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Global AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund's Web Site, free of charge, at http://www.ubs.com/1/e/globalam/Americas/
globalamus/globalamusii/mutual_fund.html.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Fund, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of the Fund through the program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Fund's Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

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The UBS Funds

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Fund's transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund's transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.075% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments

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The UBS Funds

are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares:

To open an account	$1,000
To add to an account	$100

The Fund may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

Market timers. The interests of the Fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase the Fund's transaction costs, administrative costs or taxes. These factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if the Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Fund's Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund's transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has

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The UBS Funds

engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Fund and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund's principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer

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The UBS Funds

or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of the Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Fund that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in the Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Fund's transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Fund's principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

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The UBS Funds

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A or Class C shares of the Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Serving (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, BNY Mellon Investment Serving (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent,

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The UBS Funds

the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Serving (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio securities and other instruments may also

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The UBS Funds

result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Fund.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement

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The UBS Funds

of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Fund is available in the Fund's most-recent annual report to shareholders for the period ended June 30.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of the Fund.

Jonathan Gregory is the lead portfolio manager for the Fund. Mr. Gregory has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Gregory, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Gregory is provided below.

Jonathan Gregory has been the Head of Global Aggregate and Global Corporate Bonds at UBS Global Asset Management since January 1, 2011 and a Managing Director of UBS Global Asset Management since 2010. Prior to joining UBS Global Asset Management, Mr. Gregory was Head of Credit and a portfolio manager at Western Asset Management from 1998 to 2009. Mr. Gregory has been a portfolio manager of the Fund since January 1, 2011.

The Fund's SAI provides information about the Fund's portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio manager's ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund, are presented in the following table as of the one month ended June 30, 2011. During the fiscal year ended June 30, 2011 the Fund paid the Advisor investment advisory fees as set forth in the Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary

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The UBS Funds

operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, dividend expense and security loan fees for securities sold short) do not exceed the amounts listed in the footnote to the Fund's Expense Table. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2011	Assets under management	Fee
UBS Absolute Return Bond Fund	0.55%	$0 - $500 million	0.550%
		On the next $500 million – $1 billion	0.500%
		On the next $1 billion – $1.5 billion	0.475%
		On the next $1.5 billion – $2 billion	0.450%
		Above $2 billion	0.425%

Administrator

UBS Global AM (Americas) is also the administrator of the Fund. The Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by the Fund quarterly. Net realized capital gains, if any, are declared and distributed at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.

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The UBS Funds

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with

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25

The UBS Funds

respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, distributions from the Fund to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Fund or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Fund's independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2011 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2011 and the Report are incorporated by reference into the SAI.

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UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.30	$6.35	$7.81	$10.05	$10.14
Income (loss) from investment operations:
Net investment income[1]	0.17	0.15	0.13	0.34	0.35
Net realized and unrealized loss from investment activities	(0.01)	(0.02)	(0.88)	(2.13)	(0.06)
Total income (loss) from investment operations	0.16	0.13	(0.75)	(1.79)	0.29
Less dividends/distributions:
From net investment income	(0.09)	(0.16)	(0.71)	(0.45)	(0.30)
From return of capital	(0.11)	(0.02)	—	—	—
From net realized gains	—	—	—	—	(0.08)
Total dividends/distributions	(0.20)	(0.18)	(0.71)	(0.45)	(0.38)
Net asset value, end of year	$6.26	$6.30	$6.35	$7.81	$10.05
Total investment return[2]	2.47%	1.99%	(9.48)%	(18.07)%	2.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.15%	1.14%	1.12%	0.99%	0.95%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.00%	1.00%	1.00%	0.99%	0.95%
Net investment income	2.64%	2.36%	1.85%	3.68%	3.43%
Supplemental data:
Net assets, end of year (000's)	$7,791	$11,333	$17,850	$50,761	$257,180
Portfolio turnover rate	72%	37%	99%	33%	56%

	Class Y
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.30	$6.34	$7.81	$10.05	$10.15
Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.13	0.36	0.37
Net realized and unrealized loss from investment activities	(0.02)	(0.01)	(0.88)	(2.12)	(0.07)
Total income (loss) from investment operations	0.16	0.15	(0.75)	(1.76)	0.30
Less dividends/distributions:
From net investment income	(0.10)	(0.17)	(0.72)	(0.48)	(0.32)
From return of capital	(0.11)	(0.02)	—	—	—
From net realized gains	—	—	—	—	(0.08)
Total dividends/distributions	(0.21)	(0.19)	(0.72)	(0.48)	(0.40)
Net asset value, end of year	$6.25	$6.30	$6.34	$7.81	$10.05
Total investment return[2]	2.50%	2.34%	(9.32)%	(17.92)%	2.96%
Ratios to average net assets:
Expenses	0.81%	0.80%	0.83%	0.76%	0.75%
Net investment income	2.82%	2.56%	1.94%	3.92%	3.63%
Supplemental data:
Net assets, end of year (000's)	$137,301	$133,822	$130,933	$187,445	$259,089
Portfolio turnover rate	72%	37%	99%	33%	56%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

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	Class C
	Year ended June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.30	$6.35	$7.81	$10.04	$10.14
Income (loss) from investment operations:
Net investment income[1]	0.15	0.13	0.10	0.31	0.31
Net realized and unrealized loss from investment activities	(0.02)	(0.03)	(0.87)	(2.12)	(0.06)
Total income (loss) from investment operations	0.13	0.10	(0.77)	(1.81)	0.25
Less dividends/distributions:
From net investment income	(0.06)	(0.13)	(0.69)	(0.42)	(0.27)
From return of capital	(0.11)	(0.02)	—	—	—
From net realized gains	—	—	—	—	(0.08)
Total dividends/distributions	(0.17)	(0.15)	(0.69)	(0.42)	(0.35)
Net asset value, end of year	$6.26	$6.30	$6.35	$7.81	$10.04
Total investment return[2]	2.08%	1.61%	(9.81)%	(18.27)%	2.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.42%	1.42%	1.42%	1.32%	1.29%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.35%	1.35%	1.35%	1.32%	1.30%[3]
Net investment income	2.29%	2.01%	1.46%	3.35%	3.07%
Supplemental data:
Net assets, end of year (000's)	$2,038	$3,206	$5,147	$9,971	$37,548
Portfolio turnover rate	72%	37%	99%	33%	56%

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29

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

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If you want more information about the Fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your investment professional. You may obtain free copies of the Fund's annual and semiannual reports and the SAI by contacting the Fund directly at 1-800-647 1568. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund's Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1347

UBS Emerging
Markets Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2011

UBS Emerging Markets Equity Fund

Class: A, C, Y

UBS Emerging Markets Debt Fund

Class: A, C, Y

This prospectus offers Class A, Class C and Class Y shares in two of the nineteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds"). The Funds have not yet commenced operations and, therefore, are currently not offered for sale to or available for purchase by shareholders.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the funds

Fund summaries

UBS Emerging Markets Equity Fund	Page 3

UBS Emerging Markets Debt Fund	Page 7

More information about the funds

UBS Emerging Markets Equity Fund—Investment objective, strategies, securities selection and risks	Page 11

UBS Emerging Markets Debt Fund—Investment objective, strategies, securities selection and risks	Page 14

Your investment

Information for managing your fund account

Managing your fund account	Page 17

—Flexible pricing	Page 17

—Buying shares	Page 21

—Selling shares	Page 24

—Exchanging shares	Page 25

—Pricing and valuation	Page 26

Additional information

Additional important information about the funds

Management	Page 28

Disclosure of portfolio holdings	Page 30

Dividends and taxes	Page 30

Supplemental investment advisor performance information	Page 33

Financial highlights	Page 38

Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 39 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 40 of this prospectus.

The funds are not complete or balanced investment programs.

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UBS Emerging Markets Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 17 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 66 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	1.00%	None
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	1.10%	1.10%	1.10%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses[1]	0.64	0.64	0.64
Total annual fund operating expenses	1.99	2.74	1.74
Less management fee waiver/expense reimbursements	0.14	0.14	0.14
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.85	2.60	1.60

1  "Other expenses" are based on estimates for the current fiscal year.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.85% for Class A shares, 2.60% for Class C shares and 1.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual

UBS Global Asset Management
3

costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$728	$1,127
Class C (assuming sale of all shares at end of period)	363	836
Class C (assuming no sale of shares)	263	836
Class Y	163	534

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may invest in stocks of companies of any size. The Fund is a non-diversified fund.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. An emerging market is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities, or any country included in an "emerging markets" index. The countries included in this definition will change over time.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group ("S&P"). The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

Management process

The Fund's management process begins with an analysis of the fundamental economic and political elements that drive capital market risks and returns. The Advisor combines this "top-down" analysis with proven fundamental security research or "bottom-up" analysis. Investment decisions represent the synthesis of quantitative estimates and qualitative judgments of the portfolio management team.

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries. The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

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4

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

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5

Portfolio managers

•  Urs Antonioli, portfolio manager of the Fund since its inception.

•  Manish Modi, portfolio manager of the Fund since its inception.

•  Yit-Mee Cheah, portfolio manager of the Fund since its inception.

•  Gabriel Csendes, portfolio manager of the Fund since its inception.

•  Geoffrey Wong, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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6

UBS Emerging Markets Debt Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 17 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 66 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	0.75%	None
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses[1]	0.66	0.66	0.66
Total annual fund operating expenses	1.56	2.06	1.31
Less management fee waiver/expense reimbursements	0.16	0.16	0.16
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.40	1.90	1.15

1  "Other expenses" are based on estimates for the current fiscal year.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 1.90% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual

UBS Global Asset Management
7

costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$586	$906
Class C (assuming sale of all shares at end of period)	268	631
Class C (assuming no sale of shares)	193	631
Class Y	117	400

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging market countries. The Fund may invest in debt securities of any maturity, but generally invests in securities having an initial maturity of more than one year. The Fund is a non-diversified fund.

Such investments may include, but are not limited to, debt securities issued by governments, government-related entities (including participation in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets and instruments whose return is derived from any of the foregoing.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include options, futures, forward agreements, swap agreements (specifically, interest rate, total return, currency and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities (except with respect to credit-linked securities); or to adjust the Fund's portfolio duration.

The Fund intends to invest primarily in a portfolio of debt securities located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. An emerging market is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities, or any country included in an "emerging markets" index. The countries included in this definition will change over time.

A substantial amount of the Fund's assets may be invested in higher-yielding, lower-rated bonds. Lower-rated bonds are bonds rated in the lower rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), including securities rated Ba or lower by Moody's and BB or lower by S&P.

The Fund may also invest in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. Such investments may be used to satisfy the Fund's 80% investment policy. The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States.

Management process

The investment decision-making process can be divided up into two parts—country selection and security selection.

Country selection

The Advisor decides on country over- and under-weights relative to the Fund's custom benchmark, the Emerging Markets Debt Benchmark Index, which is comprised of 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified), by using a price/value framework. Subjective judgments, such as political risk assessment, also affect the final country decision.

Security selection

The Advisor searches for bonds that will outperform market expectations, given the Advisor's country and market views. The Advisor also seeks to identify potential sales in the Fund's portfolio when risk is not being compensated by expected return. Typically, the Fund invests in sovereign bonds, denominated in US dollars as well as in local currencies. The Advisor also examines local market bond and corporate bond opportunities.

The Advisor's analysis of emerging market bonds is enhanced by an advanced in-house emerging market bond analytics database. The database is specially

UBS Global Asset Management
8

designed to assimilate the characteristics of emerging market bonds; it allows the Advisor to perform detailed instrument-level analysis.

In addition to macroeconomic research, bottom-up input-such as liquidity considerations, volatility and company risk for specific bonds, to name a few, is also crucial in the Advisor's decision making process.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

UBS Global Asset Management
9

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities.

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment Advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Uwe Schillhorn, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Asset Management
10

The UBS Funds

More information about the funds—UBS Emerging Markets Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. An emerging market is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities, or any country included in an "emerging markets" index. The countries included in this definition will change over time.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Securities in these categories may also be called "high yield bonds" or "junk bonds." The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging markets countries.

Securities selection

The Fund's management process begins with an analysis of the fundamental economic and political elements that drive capital market risks and returns. The Advisor combines this "top-down" analysis with proven fundamental security research or "bottom-up" analysis. Investment decisions represent the synthesis of quantitative estimates and qualitative judgments of the portfolio management team.

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to

UBS Global Asset Management
11

The UBS Funds

More information about the funds—UBS Emerging Markets Equity Fund ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries.

The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. There is a continuous effort to identify non-consensus sources of information. Analysts are able to draw on the resources of the entire UBS Global Asset Management global research team. This is increasingly important as more companies operate in a global context. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the SAI for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Limited capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated

UBS Global Asset Management
12

The UBS Funds

More information about the funds—UBS Emerging Markets Equity Fund with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
13

The UBS Funds

More information about the funds—UBS Emerging Markets Debt Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging market countries. The Fund may invest in debt securities of any maturity, but generally invests in securities having an initial maturity of more than one year. The Fund is a non-diversified fund.

Such investments may include, but are not limited to, debt securities issued by governments, government-related entities (including participation in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets and instruments whose return is derived from any of the foregoing.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, currency and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund intends to invest primarily in a portfolio of debt securities located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. An emerging market is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities, or any country included in an "emerging markets" index. The countries included in this definition will change over time.

A substantial amount of the Fund's assets may be invested in higher-yielding, lower-rated bonds. Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may also invest in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. Such investments may be used to satisfy the Fund's 80% investment policy. The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging markets countries.

Securities selection

The investment decision-making process can be divided up into two parts—country selection and security selection.

Country selection

The Advisor decides on country over- and under-weights relative to the Fund's custom benchmark, the Emerging Markets Debt Benchmark Index, which is comprised of 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified), by using a price/value framework. Subjective judgments, such as political risk assessment, also affect the final country decision.

Security selection

The Advisor searches for bonds that will outperform market expectations, given the Advisor's country and market views. The Advisor also seeks to identify potential sales in the Fund's portfolio when risk is not being compensated by expected return. Typically, the Fund

UBS Global Asset Management
14

The UBS Funds

More information about the funds—UBS Emerging Markets Debt Fund invests in sovereign bonds, denominated in US dollars as well as in local currencies. The Advisor also examines local market bond and corporate bond opportunities.

The Advisor's analysis of emerging market bonds is enhanced by an advanced in-house emerging market bond analytics database. The database is specially designed to assimilate the characteristics of emerging market bonds; it allows the Advisor to perform detailed instrument-level analysis.

In addition to macroeconomic research, bottom-up input-such as liquidity considerations, volatility and company risk for specific bonds, to name a few, is also crucial in the Advisor's decision making process.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the SAI for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for transactions. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not

UBS Global Asset Management
15

The UBS Funds

More information about the funds—UBS Emerging Markets Debt Fund entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Currency risk—The risk that the changing value of a currency versus the US dollar may adversely affect the value of an investment. A depreciation in an invested currency versus the US dollar typically causes the value of the investment to fall, while an appreciation in an invested currency versus the US dollar may cause the market value of the investment to rise.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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Managing your fund account

Flexible pricing

Each Fund offers three classes of shares–Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for each Fund are described in the following tables:

Class A sales charges. UBS Emerging Markets Equity Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

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The UBS Funds

Class A sales charges. UBS Emerging Markets Debt Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million and 0.50% on the next $5 million.

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets for the UBS Emerging Markets Equity Fund and 0.50% of average net assets for the UBS Emerging Markets Debt Fund. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for the UBS Emerging Markets Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for the UBS Emerging Markets Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank

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The UBS Funds

or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Reinvestment of capital gains distributions and dividends.

8.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares
Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C, Class P and/or Class Y shares, as well as those Class A, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

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The UBS Funds

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust

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The UBS Funds

departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares:

To open an account	$1,000
To add to an account	$100

The Funds may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction

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The UBS Funds

costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

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The UBS Funds

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other

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The UBS Funds

action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

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The UBS Funds

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A

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The UBS Funds

matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that

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The UBS Funds

may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

The Funds have not yet commenced operations as of the date of this prospectus. A discussion regarding the basis for the Board of Trustees' annual approval of the investment advisory agreements between the Trust and Advisor on behalf of each Fund will be available in future annual or semiannual reports to shareholders of the Fund.

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The UBS Funds

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS Emerging Markets Equity Fund

Urs Antonioli, Manish Modi, Yit-Mee Cheah, Gabriel Csendes and Geoffrey Wong are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Decisions with respect to the management of the Fund's portfolio are made on the recommendation of individual members of the Emerging Markets Equity Committee, and are approved by the Committee of which Messrs. Antonioli, Modi, Csendes and Wong and Ms. Cheah are the sole members. The Emerging Markets Equity Committee provides direct involvement and accountability for the specific researcher involved in decisions, tempered by the seasoned judgment of senior equity management. The Committee members meet formally on a bi-weekly basis to discuss and review research and client portfolios and have responsibility for allocating the portfolio among the various managers and analysts and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Antonioli is responsible for implementing the decisions made by the Emerging Markets Equity Committee. Information about Messrs. Antonioli, Modi, Csendes and Wong and Ms. Cheah is provided below.

Urs Antonioli is Research Director at UBS Global Asset Management. He is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS AG since 1994. Mr. Antonioli has been a portfolio manager of the Fund since its inception.

Manish Modi is an Asia (ex-Japan) portfolio manager at UBS Global Asset Management. He is also an Executive Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 2004. Mr. Modi has been a portfolio manager of the Fund since its inception.

Gabriel Csendes is an Executive Director at UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1999. Mr. Csendes has been a portfolio manager of the Fund since its inception.

Geoffrey Wong is Head of Global Emerging Markets and Head of Asia Pacific Equities at UBS Global Asset Management. He is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1997. Mr. Wong has been a portfolio manager of the Fund since its inception.

Yit-Mee Cheah is a member of the Global Emerging Markets Strategy Committee. She is also a Managing Director at UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1997. Ms. Cheah has been a portfolio manager of the Fund since its inception.

UBS Emerging Markets Debt Fund

Uwe Schillhorn is the lead portfolio manager for the Fund. Mr. Schillhorn has access to certain members of the Emerging Market Debt investment management team, each of whom is allocated specific responsibilities for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Schillhorn, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Schillhorn is provided below.

Uwe Schillhorn is a Managing Director and the Head of Emerging Markets Debt at UBS Global Asset Management. Mr. Schillhorn has been an investment professional with UBS Global Asset Management since 1995. Mr. Schillhorn has been the portfolio manager of the Fund since its inception.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts

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The UBS Funds

managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses ) do not exceed the amounts listed in the footnotes to the Expense Tables.

The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

Fund	Advisory Fee as of June 30, 2011
UBS Emerging Markets Equity Fund	1.10%
UBS Emerging Markets Debt Fund	0.65%

Disclosure of portfolio holdings

Administrator

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

The Funds will generally post on their Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q will be able to be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you will be able to obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be filed with the SEC on Form N-CSR and will appear in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by the UBS Emerging Markets Debt Fund monthly and by the UBS Emerging Markets Equity Fund annually. Net realized capital gains, if any, are declared and distributed at

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The UBS Funds

least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met. Because the income of the UBS Emerging Markets Debt Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Funds shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds to use a different calculation

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The UBS Funds

method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, distributions from the Funds to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Funds or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages the Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS Emerging Markets Equity Fund

Composite performance: Emerging Markets Equity Composite ("EMEC")
August 1, 1995 through December 31, 2010

Composite performance: Emerging Markets Equity Composite ("EMEC")
For periods ended December 31, 2010

Year	EMEC: net return after expenses and sales charge (%)[1]	EMEC: net return after expenses (%)[2]	EMEC: gross return before expenses and sales charge (%)	MSCI Emerging Markets Index (%)[3]	MSCI Emerging Markets Index (net) (%)[4]
1 year	9.19%	15.54%	17.66%	19.20%	18.88%
5 years	9.54%	10.79%	12.83%	13.11%	12.78%
10 years	14.37%	15.02%	17.13%	16.23%	15.89%
Since inception	7.28%	7.67%	9.66%	8.44%	N/A

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses. The MSCI Emerging Markets Index (net)'s inception date is December 31, 1998.

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The UBS Funds

Supplemental performance information for UBS Emerging Markets Equity Fund

Composite performance: Emerging Markets Equity Composite ("EMEC")
August 1, 1995 through December 31, 2010

Year	EMEC: net return after expenses and sales charge (%)[1]	EMEC: net return after expenses (%)[2]	EMEC: gross return before expenses and sales charge (%)	MSCI Emerging Markets Index (%)[3]	MSCI Emerging Markets Index (net) (%)[4]
1995[5]	(11.98)%	(6.86)%	(6.14)%	(4.13)%	N/A
1996	1.92%	7.85%	9.83%	6.03%	N/A
1997	(16.32)%	(11.44)%	(9.79)%	(11.59)%	N/A
1998	(28.88)%	(24.74)%	(23.31)%	(25.34)%	N/A
1999	54.61%	63.60%	66.51%	66.41%	66.49%
2000	(33.44)%	(29.56)%	(28.22)%	(30.61)%	(30.83)%
2001	(7.10)%	(1.70)%	0.13%	(2.37)%	(2.61)%
2002	(10.36)%	(5.15)%	(3.38)%	(6.00)%	(6.17)%
2003	44.86%	53.29%	56.03%	56.28%	55.81%
2004	19.42%	26.37%	28.66%	25.95%	25.55%
2005	27.01%	34.40%	36.83%	34.54%	34.00%
2006	20.65%	27.68%	29.99%	32.59%	32.17%
2007	32.60%	40.32%	42.85%	39.78%	39.39%
2008	(58.21)%	(55.78)%	(54.89)%	(53.18)%	(53.33)%
2009	72.32%	82.36%	85.58%	79.02%	78.51%
2010	9.19%	15.54%	17.66%	19.20%	18.88%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses. The MSCI Emerging Markets Index (net)'s inception date is December 31, 1998.

5  Performance is presented for August 1, 1995 through December 31, 1995.

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The UBS Funds

Supplemental performance information for the advisor of UBS Emerging Markets Debt Fund

Composite performance: Emerging Markets Debt Composite ("EMDC")
August 1, 1995 through December 31, 2010

Composite performance: Emerging Markets Debt Composite ("EMDC")
For periods ended December 31, 2010

Year	EMDC: net return after expenses and sales charge (%)[1]	EMDC: net return after expenses (%)[2]	EMDC: gross return before expenses and sales charge (%)	J.P. Morgan (EMBI Global) (%)[3]	Emerging Markets Debt Benchmark Index (%)[4]
1 year	9.56%	14.73%	16.32%	12.04%	13.91%
5 years	7.72%	8.72%	10.23%	8.36%	9.91%
10 years	11.47%	11.98%	13.54%	10.29%	11.11%
Since inception	14.03%	14.38%	15.96%	12.20%	12.99%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 03/31/08—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); and from 04/01/08 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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The UBS Funds

Supplemental performance information for the advisor of UBS Emerging Markets Debt Fund

Composite performance: Emerging Markets Debt Composite ("EMDC")
August 1, 1995 through December 31, 2010

Year	EMDC: net return after expenses and sales charge (%)[1]	EMDC: net return after expenses (%)[2]	EMDC: gross return before expenses and sales charge (%)	J.P. Morgan (EMBI Global) (%)[3]	Emerging Markets Debt Benchmark Index (%)[4]
1995[5]	11.94%	17.21%	17.87%	16.42%	16.69%
1996	36.88%	43.33%	45.28%	35.23%	39.31%
1997	13.01%	18.34%	19.97%	11.95%	13.02%
1998	(18.30)%	(14.45)%	(13.23)%	(11.54)%	(14.35)%
1999	24.27%	30.13%	31.91%	24.18%	25.97%
2000	10.34%	15.55%	17.14%	14.40%	15.63%
2001	4.53%	9.46%	10.98%	1.36%	1.36%
2002	6.36%	11.37%	12.92%	13.12%	13.12%
2003	21.44%	27.17%	28.91%	25.66%	25.66%
2004	10.78%	16.00%	17.61%	11.73%	11.73%
2005	8.46%	13.57%	15.14%	10.73%	11.03%
2006	7.65%	12.72%	14.28%	9.88%	11.43%
2007	3.70%	8.58%	10.09%	6.28%	9.63%
2008	(25.19)%	(21.67)%	(20.55)%	(10.91)%	(7.93)%
2009	31.86%	38.07%	39.96%	28.18%	25.18%
2010	9.56%	14.73%	16.32%	12.04%	13.91%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 03/31/08—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); and from 04/01/08 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  Performance is presented for August 1, 1995 through December 31, 1995.

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The UBS Funds

Financial highlights

No financial information is presented for the Funds as they have not commenced operations as of the date of this prospectus.

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures – Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures – Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site – Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen –The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. As of the date of this prospectus, the annual and semiannual reports are not yet available because the Funds have not yet commenced operations.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

The UBS Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2011

UBS U.S. Real Estate Equity Fund

Class: A, C, Y

UBS U.S. Small Cap Equity Fund

Class: A, C, Y

This prospectus offers Class A, Class C and Class Y shares in two of the nineteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds"). The Funds have not yet commenced operations and, therefore, are currently not offered for sale to or available for purchase by shareholders.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the funds

Fund summaries

UBS U.S. Real Estate Equity Fund	Page 3

UBS U.S. Small Cap Equity Fund	Page 6

More information about the funds

UBS U.S. Real Estate Equity Fund—Investment objective, strategies, securities selection and risks	Page 9

UBS U.S. Small Cap Equity Fund—Investment objective, strategies, securities selection and risks	Page 11

Your investment

Information for managing your fund account

Managing your fund account	Page 13

—Flexible pricing	Page 13

—Buying shares	Page 17

—Selling shares	Page 19

—Exchanging shares	Page 21

—Pricing and valuation	Page 22

Additional information

Additional important information about the funds

Management	Page 24

Disclosure of portfolio holdings	Page 25

Dividends and taxes	Page 26

Supplemental investment advisor performance information	Page 28

Financial highlights	Page 33

Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 34 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 35 of this prospectus.

The funds are not complete or balanced investment programs.

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UBS U.S. Real Estate Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 13 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 57 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	1.00%	None
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.90%	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses[1]	0.49	0.49	0.49
Total annual fund operating expenses	1.64	2.39	1.39
Less management fee waiver/expense reimbursements	0.34	0.34	0.34
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.30	2.05	1.05

1  "Other expenses" are based on estimates for the current fiscal year.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses(excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.30% for Class A shares, 2.05% for Class C shares and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual

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costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$675	$1,007
Class C (assuming sale of all shares at end of period)	308	713
Class C (assuming no sale of shares)	208	713
Class Y	107	407

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers. These may include real estate investment trusts ("REITs") that own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, and derive 50% of their assets, gross income or net profits from the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. REITs and other real estate securities may be of any market capitalization, including small capitalization (below $3 billion). Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund is a non-diversified fund.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures on indices, which may be used for risk management purposes to manage or adjust the risk profile of the Fund. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

The Fund is a sector fund, a category of funds created in response to changing market conditions and for the varied and dynamic needs of shareholders. The Fund focuses on the real estate sector, generally a narrower market segment than many other funds, and may be considered a complement to a diversified investment program. In selecting securities, the Advisor focuses on securities offering the most compelling combination of quality, growth and relative valuation. For each security under analysis, the Advisor bases its assessment of value upon economic, industry and company analysis, as well as upon a company's management team, property portfolio and core competencies.

The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Industry concentration risk: The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry or sector in which the Fund's investments are concentrated. The Fund invests principally in the real estate sector by purchasing securities issued by REITs. There is, therefore, a risk that changes in real estate values or interest rates, along with economic downturns, can have a substantial impact on the Fund's investments. The Fund's portfolio may be more volatile than a Fund with a broader range of investments.

Prepayment or call risk: As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Mark Thorpe-Apps, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS U.S. Small Cap Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 13 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 57 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None	1.00%	None
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses[1]	0.60	0.60	0.60
Total annual fund operating expenses	1.85	2.60	1.60
Less management fee waiver/expense reimbursements	0.45	0.45	0.45
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	1.40	2.15	1.15

1  "Other expenses" are based on estimates for the current fiscal year.

2  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual

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costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$685	$1,058
Class C (assuming sale of all shares at end of period)	318	766
Class C (assuming no sale of shares)	218	766
Class Y	117	461

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of less than $3 billion. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock. The Fund is a non-diversified fund.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. The derivatives in which the Fund may invest include futures on indices, which may be used for risk management purposes to manage or adjust the risk profile of the Fund. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The Advisor looks for companies with strong and innovative management, good financial controls, increasing market share, diversified product/service offerings and low market-to-sales ratios relative to similar companies. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment advisor

UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Wilfred Talbot, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Asset Management
8

The UBS Funds

More information about the funds—UBS U.S. Real Estate Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers. These may include REITs that own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, and derive 50% of their assets, gross income or net profits from the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. REITs and other real estate securities may be of any market capitalization, including small capitalization (below $3 billion).

For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States. Investments in equity securities may include, but are not limited to, common stock and preferred stock.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options and futures. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers.

Securities selection

The Fund is a sector fund, a category of funds created in response to changing market conditions and for the varied and dynamic needs of shareholders. The Fund focuses on the real estate sector, generally a narrower market segment than many other funds, and may be considered a complement to a diversified investment program. In selecting securities, the Advisor focuses on securities offering the most compelling combination of quality, growth and relative valuation. For each security under analysis, the Advisor bases its assessment of value upon economic, industry and company analysis, as well as upon a company's management team, property portfolio and core competencies.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Industry concentration risk—The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry or sector in which the Fund's investments are concentrated. The Fund invests principally in the real estate sector by purchasing securities issued by REITs. There is, therefore, a risk that changes in real estate values or interest rates, along with economic

UBS Global Asset Management
9

The UBS Funds

More information about the funds—UBS U.S. Real Estate Equity Fund downturns, can have a substantial impact on the Fund's investments. The Fund's portfolio may be more volatile than a Fund with a broader range of investments.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

•  Limited capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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The UBS Funds

More information about the funds—UBS U.S. Small Cap Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of less than $3 billion. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options and futures. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

Securities selection

The Advisor looks for companies with strong and innovative management, good financial controls, increasing market share, diversified product/service offerings and low market-to-sales ratios relative to similar companies. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a

UBS Global Asset Management
11

The UBS Funds

More information about the funds—UBS U.S. Small Cap Equity Fund single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  IPOs risk—Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
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The UBS Funds

Managing your fund account

Flexible pricing

Each Fund offers three classes of shares–Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for each Fund are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million and 0.50% on the next $5 million.

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

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The UBS Funds

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets for each Fund. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for each Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Reinvestment of capital gains distributions and dividends.

8.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

UBS Global Asset Management
14

The UBS Funds

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares
Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C, Class P and/or Class Y shares, as well as those Class A, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

UBS Global Asset Management
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The UBS Funds

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

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The UBS Funds

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

Additional compensation to financial institution(s)

UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees

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The UBS Funds

payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares:

To open an account	$1,000
To add to an account	$100

The Funds may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas)

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The UBS Funds

determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has

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The UBS Funds

received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

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The UBS Funds

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares

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The UBS Funds

directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS Global AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or

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The UBS Funds

suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are

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The UBS Funds

valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2011, the Advisor had approximately $151 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

The Funds have not yet commenced operations as of the date of this prospectus. A discussion regarding the basis for the Board of Trustees' annual approval of the investment advisory agreements between the Trust and Advisor on behalf of each Fund will be available in future annual or semiannual reports to shareholders of the Fund.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS U.S. Real Estate Equity Fund

Mark Thorpe-Apps is the lead portfolio manager for the UBS U.S. Real Estate Equity Fund. Mr. Thorpe-Apps has access to certain members of the Global Real Estate Securities investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various sectors and markets in which the Fund invests. Mr. Thorpe-Apps, as coordinator, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Thorpe-Apps is provided below.

Mr. Thorpe-Apps is Head of Global Real Estate Securities at UBS Global Asset Management. Mr. Thorpe-Apps has been an Executive Director and Chief Investment Officer of the Global Real Estate Securities team at UBS Global Asset Management since 2010. Prior to joining UBS Global Asset Management, Mr. Thorpe-Apps was the executive director of funds management at AIMS Financial Group from May 2009 to September 2010 and head of property securities at Pengana Capital from March 2004 to February 2009. Mr. Thorpe-Apps has been a portfolio manager of the Fund since its inception.

UBS U.S. Small Cap Equity Fund

Wilfred Talbot is the lead portfolio manager for the UBS U.S. Small Cap Equity Fund. He and his team of analysts work exclusively on small cap core and small cap value investing. Each small cap analyst is assigned a set of industries. The analyst is then responsible for stock selection in those industries. Mr. Talbot oversees the research, conducts research on industries assigned to

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The UBS Funds

him, and constructs the small cap portfolios. Mr. Talbot reviews the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Talbot is provided below.

Wilfred Talbot is a Managing Director and Head of U.S. Small Cap Core and Value Equities and has been with UBS Global Asset Management since 1997. Mr. Talbot also has been the portfolio manager of the Fund since its inception.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses ) do not exceed the amounts listed in the footnotes to the Expense Tables.

The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2012. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

Fund	Advisory fee as of June 30, 2011
UBS U.S. Real Estate Equity Fund	0.90%
UBS U.S. Small Cap Equity Fund	1.00%

Disclosure of portfolio holdings

Administrator

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

The Funds will generally post on their Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q will be able to be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you will be able to obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be filed with the SEC on Form N-CSR and will appear in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/mutual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

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The UBS Funds

Dividends and taxes

Dividends and distributions

Income dividends are normally declared and paid by UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund annually. Net realized capital gains, if any, are declared and distributed at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met. Because the income of the UBS U.S. Real Estate Equity Fund primarily is derived from investments in US REITs, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. The UBS U.S. Real Estate Equity Fund may derive "excess inclusion income" from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

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The UBS Funds

The UBS U.S. Real Estate Equity Fund may invest in REITs. Because of "noncash" expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

Sale or redemption of Funds shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. Beginning with the 2012 calendar year, the Funds will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, distributions from the Funds to non-US investors from qualified net interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption that might otherwise apply is not maintained by the Funds or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

UBS Global Asset Management
27

The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages the Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

UBS Global Asset Management
28

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Real Estate Equity Fund

Composite performance: U.S. Real Estate Investment Trusts Composite ("REITC")
October 1, 1996 through December 31, 2010

Composite performance: U.S. Real Estate Investment Trusts Composite ("REITC")
For periods ended December 31, 2010

Year	REITC: net return after expenses and sales charge (%)[1]	REITC: net return after expenses (%)[2]	REITC: gross return before expenses and sales charge (%)	S&P 500 Index (%)[3]	MSCI US REIT Index (%)[4]
1 year	20.37%	27.38%	29.00%	15.06%	28.48%
5 years	(0.33)%	0.81%	2.12%	2.29%	2.99%
10 years	8.88%	9.50%	10.92%	1.41%	10.57%
Since inception	9.07%	9.51%	10.93%	6.19%	10.04%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS Global Asset Management
29

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Real Estate Equity Fund

Composite performance: U.S. Real Estate Investment Trusts Composite ("REITC")
October 1, 1996 through December 31, 2010

Year	REITC: net return after expenses and sales charge (%)[1]	REITC: net return after expenses (%)[2]	REITC: gross return before expenses and sales charge (%)	S&P 500 Index (%)[3]	MSCI US REIT Index (%)[4]
1996[5]	13.35%	19.94%	20.31%	8.34%	19.97%
1997	21.47%	28.54%	30.17%	33.36%	18.58%
1998	(26.75)%	(22.49)%	(21.46)%	28.58%	(16.90)%
1999	(8.22)%	(2.88)%	(1.61)%	21.04%	(4.55)%
2000	19.90%	26.88%	28.50%	(9.10)%	26.81%
2001	4.19%	10.25%	11.68%	(11.88)%	12.83%
2002	(1.21)%	4.54%	5.89%	(22.10)%	3.64%
2003	29.87%	37.43%	39.17%	28.68%	36.74%
2004	25.03%	32.31%	33.99%	10.88%	31.49%
2005	7.34%	13.58%	15.04%	4.91%	12.13%
2006	24.23%	31.47%	33.14%	15.80%	35.92%
2007	(22.81)%	(18.32)%	(17.24)%	5.49%	(16.82)%
2008	(43.55)%	(40.26)%	(39.44)%	(37.00)%	(37.97)%
2009	20.40%	27.41%	29.05%	26.46%	28.61%
2010	20.37%	27.38%	29.00%	15.06%	28.48%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  Performance is presented for October 1, 1996 through December 31, 1996.

UBS Global Asset Management
30

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Small Cap Equity Fund

Composite performance: U.S. Small Cap Equity Composite ("SCEC")4
January 1, 1987 through December 31, 2010

Composite performance: U.S. Small Cap Equity Composite ("SCEC")4
For periods ended December 31, 2010

Year	SCEC: net return after expenses and sales charge (%)[1]	SCEC: net return after expenses (%)[2]	SCEC: gross return before expenses and sales charge (%)	Russell 2000 Index (%)[3]
1 year	29.25%	36.79%	38.65%	26.85%
5 years	3.68%	4.85%	6.32%	4.47%
10 years	7.90%	8.51%	10.02%	6.33%
Since inception	12.17%	12.44%	14.00%	9.24%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

UBS Global Asset Management
31

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Small Cap Equity Fund

Composite performance: U.S. Small Cap Equity Composite ("SCEC")4
January 1, 1987 through December 31, 2010

Year	SCEC: net return after expenses and sales charge (%)[1]	SCEC: net return after expenses (%)[2]	SCEC: gross return before expenses and sales charge (%)	Russell 2000 Index (%)[3]
1987	(4.08)%	1.51%	2.94%	(8.77)%
1988	35.26%	43.13%	45.07%	24.89%
1989	16.69%	23.48%	25.18%	16.25%
1990	(8.05)%	(2.70)%	(1.33)%	(19.51)%
1991	36.87%	44.83%	46.80%	46.06%
1992	15.50%	22.22%	23.91%	18.41%
1993	4.85%	10.95%	12.49%	18.91%
1994	(6.27)%	(0.81)%	0.58%	(1.82)%
1995	23.03%	30.20%	31.98%	28.44%
1996	18.44%	25.34%	27.06%	16.50%
1997	22.58%	29.72%	31.49%	22.36%
1998	(11.95)%	(6.83)%	(5.51)%	(2.55)%
1999	(4.14)%	1.44%	2.86%	21.26%
2000	2.30%	8.25%	9.76%	(3.02)%
2001	8.79%	15.13%	16.72%	2.49%
2002	(10.75)%	(5.56)%	(4.23)%	(20.48)%
2003	28.63%	36.12%	37.98%	47.25%
2004	10.94%	17.39%	19.01%	18.33%
2005	(2.85)%	2.80%	4.24%	4.55%
2006	6.42%	12.60%	14.17%	18.37%
2007	(7.41)%	(2.01)%	(0.64)%	(1.57)%
2008	(45.56)%	(42.39)%	(41.54)%	(33.79)%
2009	37.76%	45.78%	47.76%	27.17%
2010	29.25%	36.79%	38.65%	26.85%

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

UBS Global Asset Management
32

The UBS Funds

Financial highlights

No financial information is presented for the Funds as they have not commenced operations as of the date of this prospectus.

UBS Global Asset Management
33

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Global Asset Management
34

UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility

UBS Global Asset Management
35

If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. As of the date of this prospectus, the annual and semiannual reports are not yet available because the Funds have not yet commenced operations.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

Investment Company Act File No. 811-6637

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information
October 28, 2011

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class B	Class C	Class Y
UBS Dynamic Alpha Fund	BNAAX	BNABX	BNACX	BNAYX
UBS Global Allocation Fund	BNGLX	BNPBX	BNPCX	BPGLX
UBS Global Frontier Fund	BGFAX		BGFCX	BGFYX
UBS Global Equity Fund	BNGEX	BNEBX	BNECX	BPGEX
UBS International Equity Fund	BNIEX	BNIBX	BNICX	BNUEX
UBS Market Neutral Multi-Strategy Fund	BMNAX		BMNCX	BMNYX
UBS U.S. Large Cap Equity Fund	BNEQX	BNQBX	BNQCX	BPEQX
UBS U.S. Small Cap Growth Fund	BNSCX	BNMBX	BNMCX	BISCX
UBS Core Plus Bond Fund	BNBDX	BNOBX	BNOCX	BPBDX
UBS Fixed Income Opportunities Fund	FNOAX		FNOCX	FNOYX
UBS Global Bond Fund	BNGBX	BNDBX	BNDCX	BPGBX
UBS High Yield Fund	BNHYX	BNHBX	BNHCX	BIHYX

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2011. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Reverse repurchase agreements	7

Borrowing	8

Loans of portfolio securities	8

Swaps	9

Futures	12

Options	13

Index options	16

Special risks of options on indices	16

Rule 144A and illiquid securities	17

Non-publicly traded securities, private placements and restricted securities	17

Investment company securities and investments in affiliated investment companies	18

Exchange-traded funds (ETFs)	18

Real estate investment trusts (REITs)	19

Issuer location	20

Other investments	20

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund	20

Equity securities	20

Special purpose acquisition companies	21

Investments relating to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund	21

Eurodollar securities	21

Foreign securities	21

Forward foreign currency contracts	22

Non-deliverable forwards	22

Options on foreign currencies	23

Short sales	24

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund	25

Municipal securities	25

Lower-rated debt securities	26

Inflation linked securities	27

Pay-in-kind bonds	28

Convertible securities	28

Trust-preferred securities	28

When-issued securities	29

Mortgage-backed securities and mortgage pass-through securities	29

Collateralized mortgage obligations and real estate mortgage investment conduits	31

Dollar rolls	32

To-be-announced securities	32

Other mortgage-backed securities	33

Asset-backed securities	33

Equipment trust certificates and enhanced equipment trust certificates	34

Zero coupon and delayed interest securities	35

Structured notes	36

Equity participation notes	36

Credit-linked securities	37

Loan participations and assignments	38

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund	40

Emerging markets investments	40

Risks of investing in emerging markets	42

Investments in Russian securities	44

UBS Global Allocation Fund—Asset allocation	45

UBS Global Frontier Fund—Asset allocation and leveraging mechanisms	45

UBS Market Neutral Multi-Strategy Fund—Multiple strategies	45

Summary of risks	46

Investment restrictions	46

Management of the Trust	49

Independent trustees	52

Officers	55

Information about Independent trustee ownership of securities issued by UBS Global AM	59

Information about trustee ownership of Fund shares	59

Compensation table	60

Principal holders of securities	60

Investment advisory, principal underwriting and other service arrangements	67

Advisor	67

Portfolio managers	71

Administrative, accounting and custody services	76

Principal underwriting arrangements	78

Transfer agency services	90

Independent registered public accounting firm	90

Legal counsel	90

Personal trading policies	90

Proxy voting policies	91

Portfolio holdings disclosure policies and procedures	92

Bank line of credit	95

Portfolio transactions and brokerage commissions	96

Portfolio turnover	100

Shares of beneficial interest	102

Reduced sales charges, additional purchase, exchange and redemption information and other services	103

Sales charge reductions and waivers	103

Additional information regarding purchases through letter of intent	105

Automatic cash withdrawal plan	107

Individual retirement accounts	108

Transfer of securities	108

Conversion of Class B shares	108

Valuation of shares	109

Taxes	110

Taxation of the Fund	110

Taxation of Fund distributions	114

Sales, exchanges and redemption of Fund shares	116

Tax treatment of portfolio transactions	119

Backup withholding	123

Non-US investors	124

Effect of future legislation; local tax considerations	126

Potential conflicts of interest	126

Performance calculations	135

Financial statements and report of independent registered public accounting firm	136

Appendix A—Corporate debt ratings	A-1

General information about the Trust

The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. Each Fund currently offers four classes of shares for each Fund: the Class A shares, the Class B shares, the Class C shares and the Class Y shares, except the UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS Absolute Return Bond Fund and UBS Fixed Income Opportunities Fund, which offer Class A shares, Class C shares and Class Y shares. New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. The UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Value Equity Fund, UBS Absolute Return Bond Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund are offered in separate Prospectuses and Statements of Additional Information, and are not included in this SAI. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% or 0.15% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.25%, 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

Each of the UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS High Yield Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the UBS Dynamic Alpha Fund and UBS Global Bond Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to all Funds

Cash and cash equivalents

Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Non-US dollar-denominated cash equivalent holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code. When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, each Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, to-be-announced securities, dollar rolls, short sales, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Borrowing

The Funds may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund and UBS Fixed Income Opportunities Fund may also borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

When the UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund or UBS Fixed Income Opportunities Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 of the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Funds (except for the UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund) may engage in swaps, including, but not limited to, interest rate (except for the UBS Market Neutral Multi-Strategy Fund), currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Bond Fund may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible. The UBS Global Frontier Fund may invest a substantial portion of its assets in total return swaps to attempt to meet its investment objective.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

For example, the UBS Global Frontier Fund may seek to employ leverage to gain additional exposure to the Advisor's global securities strategy (the "Global Securities (Allocation) Strategy") by investing in total return swap contracts based on the total return of the UBS Global Securities Relationship Fund, a series of UBS Relationship Funds (the "GSR Fund"), which currently employs the Global Securities (Allocation) Strategy. In a typical total return swap contract, the Fund will receive the price appreciation or depreciation of the GSR Fund from the counterparty to the swap contract in exchange for a payment from the Fund based on LIBOR plus a spread. At the expiration of the contract, the Fund will pay or receive, as applicable, the difference between LIBOR plus the spread and the price appreciation of the GSR Fund (or pay Libor plus the spread and the depreciation of the GSR Fund) over the specified period. The UBS Global Frontier Fund may enter into multiple total return swap contracts based on the total return of the GSR Fund with a number of different counterparties. It is possible that the Advisor may encounter resistance contracting with multiple counterparties to enter into total return swap contracts based on the total return of the GSR Fund. If the Advisor is not able to contract with numerous counterparties in order to achieve the preferred amount of additional exposure to the Global Securities (Allocation) Strategy, the UBS Global Frontier Fund may not be able to meet its investment objective.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund also may enter into credit default swap agreements. A Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities and indices. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums on all outstanding call options paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund in writing calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, each of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Funds' custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Fund is an equity or bond Fund and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Funds' custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds (ETFs) (not for UBS International Equity Fund)

Subject to the limitations on investments in investment company securities and their own investment objectives, the Funds may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

In addition, each of the UBS Global Allocation Fund and UBS Global Frontier Fund may invest up to 5% of its total assets in private equity ETFs, which primarily invest in US or foreign publicly traded companies listed on a private equity market index whose primary business is private equity investing. An investment in a private equity ETF provides a Fund with exposure to a group of leading public companies in the private equity business in which the Fund would not otherwise easily be able to invest. In addition to the risks of ETFs set forth above, an investment in a private equity ETF is subject to the additional risks of a direct investment in the underlying private equity firms, including the risk that the companies in which a private equity firm invests its capital do not survive (which would decrease the value of the private equity firm and, consequently, the value of the private equity ETF). In addition, an investment in a private equity ETF could present the risk that as private equity investing opens up to more people, it could become harder for private equity firms to locate good investment opportunities, thereby decreasing the revenues of the firm and, consequently, the private equity ETF.

Real estate investment trusts (REITs)

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may invest in debt obligations issued by REITs. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund may each invest up to 5% of its total assets in equity interests issued by REITs and non-U.S. REIT-like entities (collectively, "REITs"). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund

Equity securities

The Funds may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Funds, except for the UBS U.S. Small Cap Growth Fund, expect their US equity investments to emphasize large and mid capitalization companies. The UBS U.S. Small Cap Growth Fund expects its US equity investments to emphasize small capitalization companies. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Market Neutral Multi-Strategy Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund and UBS Market Neutral Multi-Strategy Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Market Neutral Multi-Strategy Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Dynamic Alpha Fund, UBS Market Neutral Multi-Strategy Fund and UBS U.S. Small Cap Growth Fund also may invest in the initial public offerings (IPOs) of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies

The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Investments relating to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund

Eurodollar securities

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the IMF, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Funds' custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Options on foreign currencies

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a

Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The UBS Dynamic Alpha Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Small Cap Growth Fund, UBS Fixed Income Opportunities Fund and UBS High Yield Fund may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Market Neutral Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box").

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until a Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by a Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions. A Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund

The following discussion applies to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund except as otherwise noted.

Municipal securities

The Funds may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations.

The Funds' investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Funds may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Funds do not expect to receive (or pass-through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds were discontinued on December 31, 2010.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of a Fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a Fund and lower investment performance.

Lower-rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk. The UBS High Yield Fund does not intend to limit investments in lower-rated securities.

Inflation linked securities (UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund only)

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Convertible securities (also for UBS Market Neutral Multi-Strategy Fund and UBS U.S. Small Cap Growth Fund)

The Funds may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Trust-preferred securities

The Funds may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Funds, to sell its holdings.

When-issued securities (also for UBS Market Neutral Multi-Strategy Fund and UBS U.S. Small Cap Growth Fund)

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

Mortgage-backed securities and mortgage pass-through securities

The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than subprime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

Dollar rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities (also for UBS U.S. Small Cap Growth Fund)

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities (also for UBS U.S. Small Cap Growth Fund)

The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The UBS High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs")

The Funds may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities

The Funds may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes (UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opprtunities Fund, UBS Global Bond Fund and UBS High Yield Fund only)

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, a Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Equity participation notes or equity linked notes (collectively "EPNs") (UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Market Neutral Multi-Strategy Fund only). The Funds may invest up to 10% of their total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, a Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. A Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Funds invest in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Funds may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to a Fund at maturity. In addition, the Funds may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moodys. EPNs are not considered equity securities for purposes of a Fund's policy to invest 80% of its net assets in equity securities.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if a Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Funds, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. Each Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Credit-linked securities (UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund only). The Funds may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

A Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

Loan participations and assignments

Each Fund (other than the UBS High Yield Fund) may invest up to 5% of its net assets, and the UBS High Yield Fund may invest up to 20% of its net assets, in the Loan Fund to gain exposure to the global loan market. The Loan Fund primarily invests in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships typically through loan assignments, but also through participations in loans. The Loan Fund primarily invests in senior secured loans, but may also purchase senior unsecured, subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing including credit, prepayment, extension and, to a lesser extent, interest rate risks. The possible fluctuations in the Loan Fund's value would directly affect the value of a Fund to the extent that the Fund is invested in the Loan Fund and, therefore, the Funds are subject to the same risks as the Loan Fund.

A senior loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors. The Agent typically administers and enforces the loan on behalf of the other loan investors and typically holds any collateral on behalf of the loan investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior loans typically hold the most senior position in the capital structure of a business entity, and therefore have priority over the claims of most or all other creditors on the borrower's cash flow in the event of default. Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior unsecured loans are not supported by collateral and, in such cases, the Loan Fund would not have a claim on any specific asset or stock of the borrower, which results in a greater risk of loss. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities.

Junior loans or second lien loans are subject to the same general risks inherent to any loan investment, but due to their lower place in a borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior loan or it may be secured by a separate set of assets, such as property, plants, or equipment.

The Loan Fund purchases loans primarily through assignments, but may also purchase participation interests in loans. The agent and the original lenders of a loan typically have the right to sell interests ("participations") in their share of the loan to other participants or to assign all or a portion of their interests ("assignments") in the loan to other parties. When the Loan Fund purchases an assignment, it typically has a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning loan investor and becomes a loan investor under the loan agreement with the same rights and obligations as the assigning loan investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

When the Loan Fund acquires a participation in a loan, it typically has a contractual relationship only with the lender, not with the borrower, and, therefore, the Loan Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Loan Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing participations, the Loan Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, the Loan Fund assumes the credit risk of both the borrower and the loan investor selling the participation. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation may be impaired. The Loan Fund will acquire participations only if the lender interpositioned between the Loan Fund and the borrower is determined by the Advisor to be creditworthy. In the event of the insolvency of the loan investor selling a participation, the Loan Fund may be treated as a general creditor of such loan investor. The selling loan investors and other persons interpositioned between such loan investors and the Loan Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate, such as the London Inter-Bank Offered Rate (LIBOR), plus a specified margin (typically between 2% to 4%). The Advisor believes that such spreads significantly reduce the impact of interest rate movements as compared to other debt securities. The interest rate on LIBOR-based loans and securities is reset periodically, typically at regular intervals ranging between 30 and 90 days. In the alternative, a portion of the Loan Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investments with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Loan Fund's share price as a result of changes in interest rates.

Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Loan Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Loan Fund to realize full value and thus cause a decline in its net asset value.

The Advisor has chosen to remain on the public side of all loan transactions by refusing access to non-public information about a borrower that may otherwise be available to the portfolio manager or his team as a consequence of typical loan terms requiring borrowers to provide non-public information periodically to lenders. The Advisor refuses such non-public information as the receipt of such information would require the portfolio manager and his team to be "walled off" from other portfolio managers, traders and research staff, which would inhibit the Loan Fund's opportunity to leverage research and analysis from other portfolio management teams and may increase the costs of the Loan Fund. However, by not receiving the non-public information about a borrower, the portfolio manager and credit analysts may not receive certain information to which the Loan Fund would otherwise have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances, however, the Advisor may seek access to non-public information with respect to a particular loan currently held by the Loan Fund if the loan has defaulted or is in danger of default or if the Fund is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund

Emerging markets investments

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund and UBS Market Neutral Multi-Strategy Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and the UBS Dynamic Alpha Fund and UBS Global Frontier Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Global Allocation Fund may invest up to 10% of its total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and up to 10% of its total assets in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Global Equity Fund and UBS International Equity Fund may each invest up to 25% of their total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Fixed Income Opportunities Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The Fund also may invest in debt securities of corporate issuers in developing countries. The UBS Core Plus Bond Fund and UBS Global Bond Fund may invest in debt securities of foreign issuers, which may include securities of issuers in emerging markets. The UBS High Yield Fund may invest up to 25%

of its total assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The UBS Fixed Income Opportunities Fund and UBS High Yield Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers.

The Funds' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Except as noted, the Funds' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

Each of the UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Funds in Structured Securities will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the

Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Funds (except the UBS Market Neutral Multi-Strategy Fund) also may invest in securities that neither are listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Funds' investments in emerging market securities will, at all times, be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities or any country included in an "emerging markets" index. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Russian securities

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds'

sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds would otherwise make.

UBS Global Allocation Fund—Asset allocation

As set forth in the Fund's Prospectus, under normal market conditions, the Fund expects to allocate assets between fixed income securities and equity securities. The Fund is a multi-asset fund, and may invest in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), and international equities (including emerging markets), based upon the Advisor's assessment of prevailing market conditions in the United States and abroad.

UBS Global Frontier Fund—Asset allocation and leveraging mechanisms

As set forth in the Fund's Prospectus, under normal market conditions, to achieve the Fund's investment objective the Advisor employs its Global Securities (Allocation) Strategy, which utilizes active asset allocation strategies across various asset classes based on the Advisor's assessment of prevailing market conditions in the US and abroad. The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage to achieve higher returns than the Global Securities (Allocation) Strategy with equity-like risk. The Global Securities (Allocation) Strategy is currently utilized by other funds and products managed by the Advisor, including the UBS Global Allocation Fund and the GSR Fund.

In order to pursue its investment objective, the Fund may invest directly in securities and financial instruments and/or indirectly in such investments by investing in (i) shares of open-end investment companies advised by the Advisor (to the extent permitted by an exemptive order received by the Fund); (ii) other open-end investment companies; (iii) exchange-traded funds; and (iv) similarly structured pooled investment vehicles. Such investment companies advised by the Advisor in which the Fund may invest have similar risks and limitations as the Fund described above.

Under normal market conditions, the Advisor expects to increase the Fund's exposure to the global markets through the use of leverage, which may include investments in total return swaps; borrowing from banks to the extent permitted by the Act to purchase additional investments to achieve the Fund's investment objective; and engaging in futures contracts with respect to securities or indices. The range of leverage applied may be between 0% and 50% of the Fund's total assets, but will typically be between 25% and 40% of the total assets of the Fund.

UBS Market Neutral Multi-Strategy Fund—Multiple strategies

Due to the independence of portfolio management teams that manage the various Fund components, it is possible that the Fund will, at times, hold the same security both long and short, which is not in the Advisor's view a conflict in portfolio management, but may result in increased costs to the Fund. The Advisor believes that the benefits of independent decision making by each portfolio management team and the benefits of quantitative trading, outweigh any additional Fund costs this practice may incur. Thus, while one portfolio management team may take a long term positive view on a security, another team could take a short term negative view on the same security and/or the quantitative model may dictate the short selling of the same position. Given the Advisor's view regarding independent decision making, the Advisor does not maintain a trading system that nets the long and short positions. Because these positions are not netted within the investment portfolio, the Fund may incur increased security lending and prime brokerage fees, although these fees are not expected to be material. This issue may be exacerbated when dealing in emerging market securities or securities with small floats.

Summary of risks

The principal risks of investing in each of the Funds are described in the "Principal Risks" section of the Prospectus.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund (except for UBS International Equity Fund) may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations (this limitation does not apply to the UBS Dynamic Alpha Fund and UBS Global Bond Fund);

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Small Cap Growth Fund, UBS Fixed Income Opportunities Fund and UBS High Yield Fund);

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to UBS U.S. Small Cap Growth Fund and UBS High Yield Fund, (A) for purposes of (b), the Funds' restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with each Fund's investment objectives and policies; and, with respect to such Funds, the UBS Global Frontier Fund and UBS Market Neutral Multi-Strategy Fund (B) each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to UBS U.S. Small Cap Growth Fund and UBS High Yield Fund);

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to UBS U.S. Small Cap Growth Fund and UBS High Yield Fund).

In addition, pursuant to a fundamental investment policy, the UBS Core Plus Bond Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities, with an initial maturity of more than one year.

UBS U.S. Small Cap Growth Fund and UBS High Yield Fund may not:

(i)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(ii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Equity Fund and UBS U.S. Large Cap Equity Fund may not:

As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the US government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer;

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund and UBS Fixed Income Opportunities Fund may not:

Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Equity Fund may not:

(i)  Invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

(ii)  Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

(iii)  Make investments in securities for the purpose of exercising control over or management of the issuer;

(iv)  Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

(v)  Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

(vi)  Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

(vii)  Issue senior securities or borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

(viii)  Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the US government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries;

(ix)  Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

(x)  Invest in securities of any open-end investment company, except that (i) the Fund may purchase securities of money market mutual funds, and (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Funds or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

(xi)  Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus; and

(xii)  Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

Management of the Trust

Organization of the Board

The Board of Trustees of the Trust is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board of Trustees elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board of Trustees of the Trust is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Funds' Chief Compliance Officer and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Trust's Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2011.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2011.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM, are listed below.

Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 53 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndam International, Inc. (from 2004 to 2006).

John J. Murphy; 67 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	None.

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting in The University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2000) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

J. Mikesell Thomas; 60 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp (since 2008); and CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested trustee

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Shawn Lytle* Age: 41	Interested Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2005)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski* Age: 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios)

Mark E. Carver* Age: 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook* Age: 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) (from 2005 to 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper** Age: 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee* Age: 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill* Age: 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn* Age: 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup* Age: 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) (from 2003 to 2006). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller* Age: 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Information about Independent trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2010, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Independent trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	UBS Dynamic Alpha Fund — $50,001 - $100,000	$50,001 - $100,000

Frank K. Reilly	UBS Global Allocation Fund — over $100,000 UBS Small Cap Growth Fund — over $100,000	over $100,000

Edward M. Roob	UBS Dynamic Alpha Fund — $50,001 - $100,000 UBS Global Allocation Fund — over $100,000 UBS Market Neutral Multi-Strategy Fund — $10,001 - $50,000	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

Interested trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Shawn Lytle	UBS Dynamic Alpha Fund — $1 - $10,000 UBS Market Neutral Multi-Strategy Fund — $1 - $10,000	Over $100,000

1  Information regarding ownership is as of December 31, 2010.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table
Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$107,115	N/A	$160,604
John J. Murphy, Trustee	$104,845	N/A	$156,000
Frank K. Reilly, Trustee	$120,225	N/A	$180,000
Edward M. Roob, Trustee	$106,867	N/A	$160,000
Abbie J. Smith, Trustee	$104,845	N/A	$156,000
J. Mikesell Thomas, Trustee	$116,885	N/A	$175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2011.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Murphy and Ms. Smith) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2011.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

To the extent that UBS Global AM (Americas) maintains a greater than 24.99% interest in the UBS Market Neutral Multi-Strategy Fund and/or the UBS Fixed Income Opportunities Fund, UBS Global AM (Americas) will be deemed to "control" the Funds for purposes of the U.S. Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the UBS Market Neutral Multi-Strategy Fund and/or the UBS Fixed Income Opportunities Fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM (Americas) reduces its percentage interest in the UBS Market Neutral Multi-Strategy Fund and/or the UBS Fixed Income Opportunities Fund through redemptions.

As of September 30, 2011, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class B, Class C and/or Class Y shares of one or more Funds as set forth below:

Fund	Name & address*	Percent held
UBS Dynamic Alpha Fund—Class B	Stifel Nicholaus & Co Inc	6.32%

UBS Dynamic Alpha Fund—Class Y	Esselte Corporation Ttee Esselte Group US Retirement Income Plan dated 04/19/04	46.68%

	Pershing LLC	17.76%

	Brown Brothers Harriman & Co as custodian	16.65%

	UBS Financial Services Inc. FBO PHI MU Foundation	13.93%

UBS Global Allocation Fund—Class B	Stifel Nicholaus & Co Inc	6.43%

UBS Global Allocation Fund—Class Y	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	23.72%

	Pershing LLC	19.67%

	Stratevest Co Omnibus Account	7.12%

	Wilmington Trust Co Ttee Brinson Partners Inc. Supp Inc Comp PL UA 2/20/97	6.91%

	Gary P. Brinson	5.87%

	Brown Brothers Harriman & Co as custodian	5.73%

	Charles Schwab & Co Inc.	5.7%

UBS Global Frontier Fund—Class Y	Trust Company of America FBO 32	52.43%

	Pershing LLC	46.6%

UBS Global Equity Fund—Class B	Merrill Lynch Financial Data SCVS	78.39%

UBS Global Equity Fund—Class Y	Wilmington Trust Co Ttee Brinson Partners Inc. Supp Inc Comp PL UA 2/20/97	48.89%

	Swiss Bank Corporation Omnibus Reinvest Account	15.34%

	Pershing LLC	10.73%

	Brown Brothers Harriman & Co as custodian	7.78%

Fund	Name & address*	Percent held
UBS International Equity Fund—Class A	UBS Financial Services Inc. FBO Regina A. Dolan	10.92%

	Pershing LLC	9.88%

UBS International Equity Fund—Class B	First Clearing, LLC First Clearing, LLC	49.67% 25.41%

	UBS Financial Services CUST Caroline Travis	8.58%

	UBS Financial Services CUST James Travis	8.58%

	Ameritrade Inc	7.1%

UBS International Equity Fund—Class C	UBS Financial Services Inc. FBO George Milum Testerman, MD Living Trust	27.42%

	UBS Financial Services Inc. CUST Jeanne G. Pramaggiore Rollover IRA	10.91%

	UBS Financial Services Inc. FBO Kurt W. Quade	7.66%

	UBS Financial Services Inc. FBO Mark Quade	7.66%

UBS International Equity Fund—Class Y	Pershing LLC	31.43%

	Brown Brothers Harriman & Co. as custodian	12.89%

	TDAmeritrade Inc. For the exclusive benefit of our clients	11.53%

	Charles Schwab & Co Inc.	10.93%

	SEI Private Trust Company	8.9%

	Wilmington Trust Co TRSTE FBO Brinson Prtns Inc. D/C/P DTD	5.31%

UBS Market Neutral Multi-Strategy Fund—Class A	UBS Financial Services Inc. FBO Bruno Rumore Foundation	19.6%

	UBS Financial Services Inc. FBO Kevin G. Dorman	5.84%

Fund	Name & address*	Percent held
UBS Market Neutral Multi-Strategy Fund—Class C	UBS Financial Services Inc. FBO Robert Hertzka	15.43%

	UBS Financial Services Inc. FBO Linda Lockhurt	11.57%

	UBS Financial Services Inc. FBO Fischer Irrevocable Trust #1 DTD 12/11/1995	7.78%

	UBS Financial Services Inc. FBO Michael Gersh	7.71%

	UBS Financial Services Inc. FBO Wilensky Family Limited Partnership	7.71%

	UBS Financial Services Inc. FBO Ruth E. Broyan TTEE of the Broyan Family	7.66%

	UBS Financial Services Inc. FBO Barbara J Sharpe	7.61%

	UBS Financial Services Inc. CUST Timothy William O'Day Traditional IRA	7.33%

	UBS Financial Services Inc. CUST Barbara Zucker Traditional IRA	6.53%

UBS Market Neutral Multi-Strategy Fund—Class Y	UBS AG London Branch	99.16%

UBS U.S. Large Cap Equity Fund—Class A	Fidelity Invest Inst Operations Co Inc Agnt Certain Employee Benefit Plans Fidelity Invest-Financial Oper	30.83%

UBS U.S. Large Cap Equity Fund—Class B	UBS Financial Services Inc. FBO Elliott B. Schneider	31.37%

	LPL Financial Services	26.57%

	First Clearing LLC	11.53%

	First Clearing LLC	6.66%

	Pershing LLC	5.14%

UBS U.S. Large Cap Equity Fund—Class C	DCGT as Ttee and/or CUST FBO Principal Financial Group Qualified Prin Advtg Omnibus	17.41%

	UBS Financial Services FBO Robert Purcell Roche	5.45%

Fund	Name & address*	Percent held
UBS U.S. Large Cap Equity Fund—Class Y	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	39.85%

	JP Morgan Chase CUST FBO Pearson Retirement Plan	27.93%

	Wells Fargo Bank FBO Various Retirement Plans	12.67%

	JP Morgan Chase Bank Ttee FBO United Business Media 401(K) PL	6.16%

UBS U.S. Small Cap Growth Fund—Class A	ING Life Insurance & Annuity Co	31.78%

	Merrill Lynch Financial Data SCVS	14.03%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting	12.33%

	Hartford Life Insurance Company	5.93%

UBS U.S. Small Cap Growth Fund—Class B	Merrill Lynch Financial Data SCVS	60.12%

	First Clearing, LLC	17.14%

	UBS Financial Services Inc. CUST Stephan Russell Richford Traditional IRA	7.48%

	UBS Financial Services Inc. FBO James H Bellows Leslie A Mertz JTTEN	6.27%

UBS U.S. Small Cap Growth Fund—Class Y	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	33.95%

	ING National Trust as Trustee or custodian for Core Market Retirement Plans	30.64%

	UBS Omnibus Reinvest Account	13.52%

UBS Core Plus Bond Fund—Class A	Merrill Lynch Pierce Fenner & Smith	34.49%

Fund	Name & address*	Percent held
UBS Core Plus Bond Fund—Class B	UBS Financial Services Inc. FBO Patricia C. Rossi	51.53%

	UBS Financial Services Inc. FBO Barry P. Vahaly	18.56%

	UBS Financial Services Inc. FBO Karen A. Vahaly	18.56%

	Stifel Nicholaus & Co Inc Exclusive benefit of customers	11.33%

UBS Core Plus Bond Fund—Class C	LPL Financial	7.06%

	UBS Financial Services Inc. FBO Ashley F. Ward	5.86%

	UBS Financial Services Inc. CUST Margaret Ruth Brown	5.38%

	UBS Financial Services Inc. FBO Mario Cavino Family Trust	5.15%

UBS Core Plus Bond Fund—Class Y	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	86.19%

UBS Fixed Income Opportunities Fund—Class A	UBS Financial Services Inc. FBO John Joe Ricketts	23.22%

	UBS Financial Services Inc. FBO NC Holding Company	5.08%

UBS Fixed Income Opportunities Fund—Class Y	UBS Global Asset Management Americas Inc.	99.84%

UBS Global Bond Fund—Class A	UBS Financial Services Inc. FBO P. Jyoti Chaudhry	8.57%

	UBS Financial Services Inc. CUST Hans Veli Surber	5.44%

UBS Global Bond Fund—Class B	UBS Financial Services Inc. CUST Lisa Anderson	60.18%

	UBS Financial Services Inc. CUST Arlene L. Greenspan	18.29%

	Vanguard Brokerage Services	10.86%

	LPL Financial Services	9.56%

Fund	Name & address*	Percent held
UBS Global Bond Fund—Class C	UBS Financial Services Inc. FBO Trager International Bequest Fund	8.96%

	UBS Financial Services Inc. CUST James W. Fallon	7.61%

UBS Global Bond Fund—Class Y	UBS AG Omnibus Reinvest Account UBST	33.49%

	Pershing LLC	20.56%

	Wilmington Trust Co Ttee Brinson Partners Inc. Supp Inc Comp PL UA 2/20/97	11.7%

	Brown Brothers Harriman & Co as custodian	10.56%

UBS High Yield Fund—Class A	UBS Financial Services Inc. FBO Jim and Gloria Woodson TTEES Woodson Family Trust	13.47%

UBS High Yield Fund—Class B	UBS Financial Services Inc. FBO Billy J. Scott Patricia Scott JTWROS	9.07%

	UBS Financial Services Inc. CUST Sylvan Toombs Rollover IRA	8.31%

	UBS Financial Services Inc. CUST Irma Jean Wilkins Traditional IRA	6.92%

	UBS Financial Services Inc. CUST Charles Wilkins Traditional IRA	5.71%

UBS High Yield Fund—Class Y	UBS Omnibus Reinvest Account	64.61%

	Pershing LLC	17.65%

*  The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

As of September 30, 2011, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $151 billion, as of June 30, 2011, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of June 30, 2011, the Advisor also serves as the investment advisor or sub-advisor to 31 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Large Cap Equity Portfolio; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Large Cap Trust; Laudus Growth Investors US Large Cap Growth Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Northern Multi-Manager International Equity Fund; PacificLife Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Russell Investment Company Emerging Markets Fund; Russell Investment Company International Developed Markets Fund; SEI International Fixed Income Fund; Strategic Global Income Fund Inc.; Transamerica UBS Large Cap Value Portfolio; SMA Relationship Trust; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; USAA Growth & Income Fund; and Wilshire Large Cap Core 130/30 Fund.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. For purposes of calculating the UBS Global Frontier Fund's fee, the Fund's average daily net assets will be deemed to be the average daily value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate amount of any borrowing). The Advisor is responsible for paying its own expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS Dynamic Alpha Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion On the next $2 billion-$4 billion Above $4 billion	0.850% 0.800% 0.750% 0.725% 0.700% 0.680%
UBS Global Allocation Fund	$0-$500 million
On the next $500 million-$1 billion
On the next $1 billion-$1.5 billion
On the next $1.5 billion-$2 billion
On the next $2 billion-$3 billion
On the next $3 billion-$6 billion
	Above $6 billion	0.800% 0.750% 0.700% 0.675% 0.650% 0.630% 0.610%
UBS Global Frontier Fund	N/A	0.950%
UBS Global Equity Fund	$0-$250 million On the next $250 million-$500 million On the next $500 million-$1 billion Above $1 billion	0.750% 0.700% 0.680% 0.650%
UBS International Equity Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.800% 0.750% 0.700% 0.675% 0.650%
UBS Market Neutral Multi-Strategy Fund	N/A	1.25%
UBS U.S. Large Cap Equity Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.700% 0.650% 0.600% 0.575% 0.550%
UBS U.S. Small Cap Growth Fund	$0-$1 billion Above $1 billion	0.850% 0.825%

Fund	Assets under management	Fee
UBS Core Plus Bond Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.500% 0.475% 0.450% 0.425% 0.400%
UBS Fixed Income Opportunities Fund	N/A	0.650%
UBS Global Bond Fund	$0-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.650% 0.600% 0.550%
UBS High Yield Fund	$0-$500 million On the next $500 million-$1 billion Above $1 billion	0.600% 0.550% 0.525%

Each Fund (other than UBS International Equity Fund) is subject to a contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class B	Class C	Class Y
UBS Global Allocation Fund	1.35%	2.10%	2.10%	1.10%
UBS Global Equity Fund	1.50%	2.25%	2.25%	1.25%
UBS U.S. Large Cap Equity Fund	1.20%	1.95%	1.95%	0.95%
UBS Core Plus Bond Fund	0.64%	1.39%	1.14%	0.39%
UBS Global Bond Fund	1.15%	1.90%	1.65%	0.90%

The following Funds are subject to a contractual expense limit at the following rates of the respective Fund's average daily net assets that exclude dividend expense and security loan fees for securities sold short along with the previously mentioned exclusions:

Fund	Class A	Class B	Class C	Class Y
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%
UBS Global Frontier Fund	1.40%	—	2.15%	1.15%
UBS U.S. Small Cap Growth Fund	1.40%	2.15%	2.15%	1.15%
UBS Fixed Income Opportunities Fund	0.95%	—	1.45%	0.70%
UBS High Yield Fund	1.20%	1.95%	1.70%	0.95%
UBS Market Neutral Multi-Strategy Fund	1.75%	—	2.50%	1.50%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2012. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses do not exceed 1.25% of Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses that relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2011

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS Dynamic Alpha Fund	$4,034,333	$3,915,200	$119,133
UBS Global Allocation Fund	10,558,731	10,558,731	—
UBS Global Frontier Fund	660,372	491,989	168,383
UBS Global Equity Fund	916,647	881,112	35,535
UBS International Equity Fund	228,833	5,116	223,717
UBS Market Neutral Multi-Strategy Fund	309,726	54,456	255,270
UBS U.S. Large Cap Equity Fund	1,671,255	1,685,756	(14,501)
UBS U.S. Small Cap Growth Fund	1,245,999	1,208,891	37,108
UBS Core Plus Bond Fund	222,539	0	332,908
UBS Fixed Income Opportunities Fund	265,727	61,217	204,510
UBS Global Bond Fund	110,115	0	211,853
UBS High Yield Fund	536,168	422,018	114,150

B. Fiscal year ended June 30, 2010

Fund*	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Dynamic Alpha Fund	$5,224,551	$5,131,607	$92,944
UBS Global Allocation Fund	12,585,415	12,585,415	—
UBS Global Frontier Fund	684,758	522,372	162,386
UBS Global Equity Fund	1,119,538	1,061,622	57,916
UBS International Equity Fund	433,125	139,435	293,690
UBS U.S. Large Cap Equity Fund	1,779,024	1,651,360	127,664
UBS U.S. Small Cap Growth Fund	1,430,014	1,266,198	163,816
UBS Core Plus Bond Fund	275,836	0	389,752
UBS Global Bond Fund	170,529	0	225,386
UBS High Yield Fund	531,920	405,958	125,962

C. Fiscal year ended June 30, 2009

Fund*	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Dynamic Alpha Fund	$8,466,664	$8,464,010	$2,654
UBS Global Allocation Fund	16,641,614	16,641,614	—
UBS Global Frontier Fund	677,168	483,780	193,388
UBS Global Equity Fund	1,518,441	1,182,647	335,794
UBS International Equity Fund	751,990	364,371	387,619
UBS U.S. Large Cap Equity Fund	3,099,936	3,099,936	—
UBS U.S. Small Cap Growth Fund	1,877,775	1,286,804	590,971
UBS Core Plus Bond Fund	430,712	113,360	317,352
UBS Global Bond Fund	335,172	58,656	276,516
UBS High Yield Fund	673,196	539,110	134,086

*  The UBS Market Neutral Multi-Strategy Fund and UBS Fixed Income Opportunities Fund had not commenced operations as of the time period indicated.

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2011:

	Registered investment companies		Other pooled investment vehicles			Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number		Assets managed (in millions)	Number		Assets managed (in millions)
Jonathan Davies
(UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund)	6	$2,941	17		$9,293	11	[1]	$5,801
Andreas Koester
(UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund)	7	$3,238	18		$9,317	11	[2]	$5,892
Curt Custard
(UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund)	7	$3,238	18		$9,317	11		$5,892
Phillip A. Torres
(UBS Dynamic Alpha Fund)	3	$495	4		$594	5		$0	[3]
Nicholas Melhuish
(UBS Global Equity Fund)	2	$112	5		$157	2		$508
Nicholas Irish
(UBS International Equity Fund)	2	$78	7		$882	9		$1,575
Vincent Willyard
(UBS International Equity Fund)	7	$2,246	4		$664	19	[4]	$1,606
Arthur Gresh
(UBS Market Neutral Multi-Strategy Fund)	1	$20	231	[5]*	$33,011	81	[6]*	$49,753
Ian Paczek
(UBS Market Neutral Multi-Strategy Fund)	1	$20	1	[7]	$533	7	[3]	$0
Scott Bondurant
(UBS Market Neutral Multi-Strategy Fund)	4	$328	2	[8]	$456	7		$3
John C. Leonard
(UBS U.S. Large Cap Equity Fund)	13	$2,597	42	[9]	$8,849	26		$2,332
Thomas M. Cole
(UBS U.S. Large Cap Equity Fund)	13	$2,597	42	[9]	$8,849	26		$2,332

	Registered investment companies			Other pooled investment vehicles			Other accounts
Portfolio manager (Funds managed)	Number		Assets managed (in millions)	Number		Assets managed (in millions)	Number		Assets managed (in millions)
Thomas Digenan
(UBS U.S. Large Cap Equity Fund)	13		$2,597	42	[9]	$8,849	30		$2,331
Paul Graham
(UBS U.S. Small Cap Growth Fund)	1		$153	1		$179	11	[10]	$176
David Wabnik
(UBS U.S. Small Cap Growth Fund)	1		$153	1		$179	27	[10]	$172
Samuel Kim
(UBS U.S. Small Cap Growth Fund)	1		$153	1		$179	4	[10]	$172
Jonathan Gregory[12]
(UBS Global Bond Fund)	3		$294	13	[7]	$9,612	7	[11]	$221
Michael Dow
(UBS Core Plus Bond Fund)	7	**	$2,048	12	[7]	$3,066	29	[13,14]	$7,923
Brian Fehrenbach
(UBS Fixed Income Opportunities Fund)	1		$101	3	[7]	$288	9		$4
Scott Dolan
(UBS Fixed Income Opportunities Fund)	1		$101	1		$9,589	4	[3]	$0
Hongbing Hsu
(UBS Fixed Income Opportunities Fund)	1		$101	0		$0	3	[3]	$0
Branimir Petranovic
(UBS Fixed Income Opportunities Fund)	1		$101	0		$0	6	[3]	$0
Craig G. Ellinger
(UBS High Yield Fund)	5		$491	8	[7]	$2,707	4	[3]	$0
Matthew Iannucci
(UBS High Yield Fund)	5		$491	8	[7]	$2,707	5	[3]	$0

1  Two accounts were calculated using the June 30, 2011 exchange rate of 1.4496.

2  One account was calculated using the June 30, 2011 exchange rate of 1.4496.

3  Total assets in these accounts total less then $1 million.

4  One account with a total of approximately $561 million has an advisory fee based upon the performance of the account.

5  Fifteen accounts with approximately $2 billion has an advisory fee based upon the performance of the accounts.

6  One account with a total of approximately $138 million has an advisory fee based upon the performance of the account.

7  All accounts were calculated at an exchange rate of 1.1881 as of June 30, 2011.

8  Two accounts with a total of approximately $456 million has an advisory fee based upon the performance of the accounts.

9  Four accounts with a total of approximately $844 million have an advisory fee based upon the performance of the accounts.

10  One account with a total of approximately $141 million has an advisory fee based upon the performance of the account.

11  Two accounts were calculated at an exchange rate of 1.1881 and five accounts were calculated at an exchange rate of 1.6044 as of June 30, 2011.

12  Mr. Gregory became a portfolio manager of the UBS Global Bond Fund on January 1, 2011.

13  One account with a total of approximately $523 million has an advisory fee based upon the performance of the account.

14  Twenty four accounts were calculated using the June 30, 2011 exchange rate of 1.1881.

*  This number includes vehicles/accounts that are partially or wholly run by teams within Structured Equities of which Mr. Gresh is the lead member.

**  This number includes assets managed for Fund/vehicles/accounts that are partially invested in other Funds/vehicles/accounts.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Funds' portfolio managers, has up to three basic components—a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•  Variable deferred—employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total annual variable compensation pool available for distribution is generally dependent upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fund versus its benchmark and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Portfolio Manager/Fund*	Range of shares owned**
Curt Custard UBS Dynamic Alpha Fund UBS Global Allocation Fund UBS Global Frontier Fund	None None None
Andreas Koester UBS Dynamic Alpha Fund UBS Global Allocation Fund UBS Global Frontier Fund	None None None
Jonathan Davies UBS Dynamic Alpha Fund UBS Global Allocation Fund UBS Global Frontier Fund	None $10,001-$50,000 None
Phillip A. Torres UBS Dynamic Alpha Fund	None
Nicholas Melhuish UBS Global Equity Fund	None
Nicholas Irish UBS International Equity Fund	None
Vincent Willyard UBS International Equity Fund	None
Arthur Gresh UBS Market Neutral Multi-Strategy Fund	None
Ian Paczek UBS Market Neutral Multi-Strategy Fund	None
Scott Bondurant UBS Market Neutral Multi-Strategy Fund	$100,001-$500,000
John C. Leonard UBS U.S. Large Cap Equity Fund	over $1,000,000
Thomas M. Cole UBS U.S. Large Cap Equity Fund	$500,001-$1,000,000

Portfolio Manager/Fund*	Range of shares owned**
Thomas Digenan UBS U.S. Large Cap Equity Fund	$100,001-$500,000
Paul Graham UBS U.S. Small Cap Growth Fund	$100,001-$500,000
David Wabnik UBS U.S. Small Cap Growth Fund	$1-$10,000
Samuel Kim UBS U.S. Small Cap Growth Fund	$1-$10,000
Jonathan Gregory UBS Global Bond Fund	None
Michael Dow UBS Core Plus Bond Fund	None
Brian Fehrenbach UBS Fixed Income Opportunities Fund	$100,001-$500,000
Scott Dolan UBS Fixed Income Opportunities Fund	$1-$10,000
Hongbing Hsu UBS Fixed Income Opportunities Fund	$50,001-$100,001
Branimir Petranovic UBS Fixed Income Opportunities Fund	$1-$10,000
Craig G. Ellinger UBS High Yield Fund	None
Matthew Iannucci UBS High Yield Fund	None

*  As of June 30, 2011

**  The Portfolio Managers may participate in a deferred compensation plan that invests in the Funds. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG. As administrator, UBS Global AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the

Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 70 Fargo Street, Boston, Massachusetts 02210 and is a corporate affiliate of JPMorgan Chase.

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to UBS Global AM (Americas) and JPMorgan Chase Bank and accrued by the Funds for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2011	2010	2009
UBS Dynamic Alpha Fund	$555,811	$738,452	$1,167,430
UBS Global Allocation Fund	1,518,758	1,838,953	2,494,484
UBS Global Frontier Fund	102,231	105,250	122,583
UBS Global Equity Fund	155,380	197,992	273,303
UBS International Equity Fund	72,904	113,905	215,117
UBS Market Neutral Multi-Strategy Fund	90,661	N/A	N/A
UBS U.S. Large Cap Equity Fund	267,914	288,057	500,430
UBS U.S. Small Cap Growth Fund	167,746	191,163	255,675
UBS Core Plus Bond Fund	84,078	93,355	137,531
UBS Fixed Income Opportunities Fund	66,782	N/A	N/A
UBS Global Bond Fund	63,639	72,155	112,845
UBS High Yield Fund	108,167	109,532	143,135

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Funds for transfer agency services are set forth in the table below.

Fund	2011	2010	2009
UBS Dynamic Alpha Fund	$324,532	$475,549	$793,081
UBS Global Allocation Fund	836,082	1,257,266	1,804,686
UBS Global Frontier Fund	30,711	39,397	47,554
UBS Global Equity Fund	161,436	234,155	321,055
UBS International Equity Fund	17,957	83,145	168,886
UBS Market Neutral Multi-Strategy Fund	7,800	N/A	N/A
UBS U.S. Large Cap Equity Fund	104,087	231,983	459,851
UBS U.S. Small Cap Growth Fund	112,411	259,254	498,208
UBS Core Plus Bond Fund	18,002	44,080	91,105
UBS Fixed Income Opportunities Fund	8,535	N/A	N/A
UBS Global Bond Fund	13,685	29,971	89,759
UBS High Yield Fund	63,855	106,890	185,748

Custody services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% (for UBS Global Bond Fund, UBS High Yield Fund and UBS Core Plus Bond Fund) or 0.75% (for all other Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.

The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each Fund's Class B and Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial

Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended June 30, 2011:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	$731,372	$35,196	$873,592
UBS Global Allocation Fund	2,068,864	115,322	3,812,862
UBS Global Frontier Fund	133,786	—	151,648
UBS Global Equity Fund	178,090	6,915	224,780
UBS International Equity Fund	21,161	1,024	11,198
UBS Market Neutral Multi-Strategy Fund	10,670	—	7,718
UBS U.S. Large Cap Equity Fund	58,801	1,559	36,739
UBS U.S. Small Cap Growth Fund	86,377	511	28,110
UBS Core Plus Bond Fund	21,860	472	17,709
UBS Fixed Income Opportunities Fund	56,706	—	22,961
UBS Global Bond Fund	17,451	1,069	18,152
UBS High Yield Fund	94,901	7,423	69,603

Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS Dynamic Alpha Fund

Marketing and advertising	$5,060,687
Payments to broker-dealers	37,787
Printing of prospectuses and SAIs	1,155
Service fees paid to financial advisors and interest expense	107

UBS Global Allocation Fund

Marketing and advertising	$9,350,548
Payments to broker-dealers	59,449
Printing of prospectuses and SAIs	2,606
Service fees paid to financial advisors and interest expense	140

UBS Global Frontier Fund

Marketing and advertising	$507,359
Payments to broker-dealers	2,004
Printing of prospectuses and SAIs	112
Service fees paid to financial advisors and interest expense	4

UBS Global Equity Fund

Marketing and advertising	$598,893
Payments to broker-dealers	80
Printing of prospectuses and SAIs	592
Service fees paid to financial advisors and interest expense	—

UBS International Equity Fund

Marketing and advertising	$164,159
Payments to broker-dealers	—
Printing of prospectuses and SAIs	35
Service fees paid to financial advisors and interest expense	—

UBS Market Neutral Multi-Strategy Fund

Marketing and advertising	$774,033
Payments to broker-dealers	967
Printing of prospectuses and SAIs	13
Service fees paid to financial advisors and interest expense	3

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$589,650
Payments to broker-dealers	14
Printing of prospectuses and SAIs	98
Service fees paid to financial advisors and interest expense	—

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$510,768
Payments to broker-dealers	89
Printing of prospectuses and SAIs	143
Service fees paid to financial advisors and interest expense	—

UBS Core Plus Bond Fund

Marketing and advertising	$99,898
Payments to broker-dealers	—
Printing of prospectuses and SAIs	25
Service fees paid to financial advisors and interest expense	—

UBS Fixed Income Opportunities Fund

Marketing and advertising	$—
Payments to broker-dealers	22,449
Printing of prospectuses and SAIs	—
Service fees paid to financial advisors and interest expense	284

UBS Global Bond Fund

Marketing and advertising	$98,806
Payments to broker-dealers	1,741
Printing of prospectuses and SAIs	35
Service fees paid to financial advisors and interest expense	1

UBS High Yield Fund

Marketing and advertising	$238,146
Payments to broker-dealers	20,791
Printing of prospectuses and SAIs	214
Service fees paid to financial advisors and interest expense	122

Amounts spent on behalf of each Fund's Class B shares pursuant to the Class B Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS Dynamic Alpha Fund

Marketing and advertising	$61,572
Payments to broker-dealers	39,497
Printing of prospectuses and SAIs	14
Service fees paid to financial advisors and interest expense	261

UBS Global Allocation Fund

Marketing and advertising	$132,010
Payments to broker-dealers	122,257
Printing of prospectuses and SAIs	36
Service fees paid to financial advisors and interest expense	780

UBS Global Equity Fund

Marketing and advertising	$5,837
Payments to broker-dealers	1,622
Printing of prospectuses and SAIs	6
Service fees paid to financial advisors and interest expense	13

UBS International Equity Fund

Marketing and advertising	$2,341
Payments to broker-dealers	3,371
Printing of prospectuses and SAIs	0
Service fees paid to financial advisors and interest expense	17

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$3,922
Payments to broker-dealers	1,821
Printing of prospectuses and SAIs	1
Service fees paid to financial advisors and interest expense	13

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$766
Payments to broker-dealers	398
Printing of prospectuses and SAIs	0
Service fees paid to financial advisors and interest expense	—

UBS Core Plus Bond Fund

Marketing and advertising	$565
Payments to broker-dealers	361
Printing of prospectuses and SAIs	0
Service fees paid to financial advisors and interest expense	—

UBS Global Bond Fund

Marketing and advertising	$1,504
Payments to broker-dealers	666
Printing of prospectuses and SAIs	1
Service fees paid to financial advisors and interest expense	—

UBS High Yield Fund

Marketing and advertising	$4,583
Payments to broker-dealers	10,081
Printing of prospectuses and SAIs	4
Service fees paid to financial advisors and interest expense	57

Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS Dynamic Alpha Fund

Marketing and advertising	$1,517,598
Payments to broker-dealers	277,699
Printing of prospectuses and SAIs	345
Service fees paid to financial advisors and interest expense	69

UBS Global Allocation Fund

Marketing and advertising	$4,310,974
Payments to broker-dealers	1,180,951
Printing of prospectuses and SAIs	1,201
Service fees paid to financial advisors and interest expense	187

UBS Global Frontier Fund

Marketing and advertising	$146,748
Payments to broker-dealers	45,138
Printing of prospectuses and SAIs	32
Service fees paid to financial advisors and interest expense	23

UBS Global Equity Fund

Marketing and advertising	$188,984
Payments to broker-dealers	71,929
Printing of prospectuses and SAIs	187
Service fees paid to financial advisors and interest expense	—

UBS International Equity Fund

Marketing and advertising	$21,464
Payments to broker-dealers	16,953
Printing of prospectuses and SAIs	5
Service fees paid to financial advisors and interest expense	—

UBS Market Neutral Multi-Strategy Fund

Marketing and advertising	$137,952
Payments to broker-dealers	7,172
Printing of prospectuses and SAIs	2
Service fees paid to financial advisors and interest expense	31

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$91,566
Payments to broker-dealers	11,655
Printing of prospectuses and SAIs	15
Service fees paid to financial advisors and interest expense	—

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$41,569
Payments to broker-dealers	9,176
Printing of prospectuses and SAIs	12
Service fees paid to financial advisors and interest expense	6

UBS Core Plus Bond Fund

Marketing and advertising	$27,491
Payments to broker-dealers	5,074
Printing of prospectuses and SAIs	7
Service fees paid to financial advisors and interest expense	—

UBS Fixed Income Opportunities Fund

Marketing and advertising	$—
Payments to broker-dealers	20,472
Printing of prospectuses and SAIs	—
Service fees paid to financial advisors and interest expense	131

UBS Global Bond Fund

Marketing and advertising	$34,389
Payments to broker-dealers	21,055
Printing of prospectuses and SAIs	12
Service fees paid to financial advisors and interest expense	—

UBS High Yield Fund

Marketing and advertising	$58,259
Payments to broker-dealers	113,728
Printing of prospectuses and SAIs	52
Service fees paid to financial advisors and interest expense	19

In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS Global AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS Dynamic Alpha Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	$67,584	$108,428	$138,554
Amount Retained by UBS Global AM (US)	4,848	11,890	16,628
CDSC revenue
Amount Paid to UBS Global AM (US)	23,941	2,307	39,997
Amount Retained by UBS Global AM (US)	23,941	2,307	39,997
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	7,246	22,304	45,420
Amount Retained by UBS Global AM (US)	7,246	22,304	45,420
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	7,528	2,987	17,070
Amount Retained by UBS Global AM (US)	7,528	2,987	17,070
UBS Global Allocation Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	161,467	392,409	804,166
Amount Retained by UBS Global AM (US)	18,466	45,386	78,424
CDSC revenue
Amount Paid to UBS Global AM (US)	1,606	148	169,334
Amount Retained by UBS Global AM (US)	1,606	148	169,334
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	22,932	78,517	192,231
Amount Retained by UBS Global AM (US)	22,932	78,517	192,231

	Fiscal year ended June 30,
Fund	2011	2010	2009
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	$5,863	$13,766	$82,007
Amount Retained by UBS Global AM (US)	5,863	13,766	82,007
UBS Global Frontier Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	22,300	64,465	93,331
Amount Retained by UBS Global AM (US)	2,507	6,434	8,717
CDSC revenue
Amount Paid to UBS Global AM (US)	535	—	13,131
Amount Retained by UBS Global AM (US)	535	—	13,131
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	373	564	9,110
Amount Retained by UBS Global AM (US)	373	564	9,110
UBS Global Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	18,851	12,139	3,227
Amount Retained by UBS Global AM (US)	2,898	1,224	345
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	315	361	3,435
Amount Retained by UBS Global AM (US)	315	361	3,435
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	64	106	138
Amount Retained by UBS Global AM (US)	64	106	138
UBS International Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	1,477	2,068	2,735
Amount Retained by UBS Global AM (US)	190	197	369

	Fiscal year ended June 30,
Fund	2011	2010	2009
CDSC revenue
Amount Paid to UBS Global AM (US)	$—	$—	$65
Amount Retained by UBS Global AM (US)	—	—	65
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	1,501	482	17
Amount Retained by UBS Global AM (US)	1,501	482	17
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	18	24	382
Amount Retained by UBS Global AM (US)	18	24	382
UBS Market Neutral Multi-Strategy Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	19,548	N/A	N/A
Amount Retained by UBS Global AM (US)	2,352	N/A	N/A
CDSC revenue
Amount Paid to UBS Global AM (US)	410	N/A	N/A
Amount Retained by UBS Global AM (US)	410	N/A	N/A
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	590	N/A	N/A
Amount Retained by UBS Global AM (US)	590	N/A	N/A
UBS U.S. Large Cap Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	485	934	6,237
Amount Retained by UBS Global AM (US)	42	78	449
CDSC revenue
Amount Paid to UBS Global AM (US)	14	—	1,225
Amount Retained by UBS Global AM (US)	14	—	1,225
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	681	794	2,322
Amount Retained by UBS Global AM (US)	681	794	2,322

	Fiscal year ended June 30,
Fund	2011	2010	2009
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	$52	$135	$746
Amount Retained by UBS Global AM (US)	52	135	746
UBS U.S. Small Cap Growth Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	3,203	430	1,187
Amount Retained by UBS Global AM (US)	461	39	123
CDSC revenue
Amount Paid to UBS Global AM (US)	—	—	25
Amount Retained by UBS Global AM (US)	—	—	25
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	119	234	765
Amount Retained by UBS Global AM (US)	119	234	765
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	9	118	105
Amount Retained by UBS Global AM (US)	9	118	105
UBS Core Plus Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	4,856	5,856	5,512
Amount Retained by UBS Global AM (US)	636	592	423
CDSC revenue
Amount Paid to UBS Global AM (US)	—	—	—
Amount Retained by UBS Global AM (US)	—	—	—
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	167	—	311
Amount Retained by UBS Global AM (US)	167	—	311
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	97	—	35
Amount Retained by UBS Global AM (US)	97	—	35

UBS Fixed Income Opportunities Fund

	Fiscal year ended June 30,
Fund	2011	2010		2009
UBS Fixed Income Opportunities Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	$167,204	$	N/A	$	N/A
Amount Retained by UBS Global AM (US)	20,942		N/A		N/A
CDSC revenue
Amount Paid to UBS Global AM (US)	—		N/A		N/A
Amount Retained by UBS Global AM (US)	—		N/A		N/A
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	809		N/A		N/A
Amount Retained by UBS Global AM (US)	809		N/A		N/A
UBS Global Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	232		6,556		1,309
Amount Retained by UBS Global AM (US)	32		686		126
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	119		70		—
Amount Retained by UBS Global AM (US)	119		70		—
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	12		11		139
Amount Retained by UBS Global AM (US)	12		11		139
UBS High Yield Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	12,076		54,977		7,099
Amount Retained by UBS Global AM (US)	1,408		2,989		732
CDSC revenue
Amount Paid to UBS Global AM (US)	—		22,700		—
Amount Retained by UBS Global AM (US)	—		22,700		—

	Fiscal year ended June 30,
Fund	2011	2010	2009
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	$4,384	$2,499	$5,874
Amount Retained by UBS Global AM (US)	4,384	2,499	5,874
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	150	—	442
Amount Retained by UBS Global AM (US)	150	—	442

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian and securities lending agent, and JP Morgan Investor Services Co., the Funds' accounting agent, receive portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services they provide to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Funds use a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data company, Bloomberg L.P., receive portfolio holdings information on a quarterly basis so that the Funds may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Funds participate with other funds managed by UBS Global AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to each Fund at rates based on prevailing market rates at the time of borrowings.

Set forth in the table below are the combined average daily borrowings, combined number of days outstanding of loans, and the combined interest amounts paid for the Funds that utilized the Credit Facility for the fiscal period ended June 30, 2011.

Fund	Average daily borrowings	Number of days outstanding	Interest expense
UBS International Equity Fund	$1,013,000	5	$141
UBS U.S. Large Cap Equity Fund	11,371,015	4	1,138

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS Dynamic Alpha Fund	$907,087	$1,539,344[1]	$2,822,555
UBS Global Allocation Fund	1,282,108	1,529,401[1]	3,702,203
UBS Global Frontier Fund	21,243	21,296	24,318
UBS Global Equity Fund	272,208	327,072	423,637
UBS International Equity Fund	59,832	120,354[1]	204,752
UBS Market Neutral Multi-Strategy Fund	154,564	N/A	N/A
UBS U.S. Large Cap Equity Fund	307,228	325,581[1]	980,894
UBS U.S. Small Cap Growth Fund	206,247	375,863[1]	544,234
UBS Core Plus Bond Fund	1,147	3,007[1]	10,568
UBS Fixed Income Opportunities Fund	108,430	N/A	N/A
UBS Global Bond Fund	200	256	0
UBS High Yield Fund	0	1,535[2]	0

1  The decrease in brokerage commissions paid from 2009 to 2010 was due to a decrease in Fund assets

2  The increase in brokerage commissions paid from 2009 to 2010 was due to corporate action related activity.

During the fiscal year ended June 30, 2011, the Funds' commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
UBS Global Allocation Fund	$1,037,812,091	$1,045,753
UBS Global Equity Fund	203,841,224	247,757
UBS International Equity Fund	20,776,593	24,481
UBS U.S. Large Cap Equity Fund	257,974,307	231,770
UBS U.S. Small Cap Growth Fund	174,726,044	206,247
UBS Market Neutral Multi-Strategy Fund	358,445,191	146,908

For the fiscal year ended June 30, 2011, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS Dynamic Alpha Fund	$18,307	2.02%	0.10%
UBS Global Allocation Fund	9,202	0.72	0.10
UBS International Equity Fund	434	0.73	0.07
UBS Market Neutral Multi-Strategy Fund	11,371	7.27	0.03
UBS U.S. Large Cap Equity Fund	2,648	0.86	0.09
UBS U.S. Small Cap Growth Fund	326	0.16	0.02

For the fiscal year ended June 30, 2010, the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS Dynamic Alpha Fund	$9,339	0.61%	0.06%
UBS Global Allocation Fund	14,601	0.95	0.13
UBS International Equity Fund	686	0.57	0.04
UBS U.S. Large Cap Equity Fund	3,255	1.00	0.06
UBS U.S. Small Cap Growth Fund	3,241	0.86	0.05

For the fiscal year ended June 30, 2009, the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS Dynamic Alpha Fund	$68,807	2.44%	0.04%
UBS Global Allocation Fund	138,484	3.74	0.07
UBS Global Frontier Fund	3,257	13.39	0.06
UBS International Equity Fund	104	0.05	0.04
UBS U.S. Large Cap Equity Fund	27,332	2.79	0.11
UBS U.S. Small Cap Growth Fund	11,259	2.07	0.08

As of June 30, 2011, the following Funds owned securities issued by the following companies which are regular broker-dealers for such Funds:

UBS Dynamic Alpha Fund

Issuer	Value
Barclays PLC	$1,926,780
Barclays Bank PLC	260,814
Citigroup Commercial Mortgage Trust, Inc.	634,663
Citigroup, Inc.	1,489,196
Credit Suisse Mortgage Capital Certificates	22,614
Goldman Sachs Group, Inc.	874,257
GS Mortgage Securities Corp	402,600
GSC European CDO SA	348,036
GSR Mortgage Loan Trust	3,891
JP Morgan Chase Commercial Mortgage Securities Corp.	298,458
JP Morgan Chase Capital XXVII	399,504
JPMorgan Chase & Co.	241,546
Banc of America Commercial Mortgage, Inc.	426,070
Merrill Lynch & Co., Inc.	764,106
Morgan Stanley	680,416
Morgan Stanley Re-REMIC Trust	498,700

UBS Global Allocation Fund

Issuer	Value
Barclays Bank PLC	$176,557
Barclays PLC	3,812,583
Citigroup, Inc.	6,723,747
Credit Suisse Group AG	2,589,289
Credit Suisse/London	148,574
Goldman Sachs Group, Inc.	4,991,452
JPMorgan Chase & Co.	7,442,892
Morgan Stanley	4,210,347

UBS Global Equity Fund

Issuer	Value
Bank of New York Mellon Corp.	$1,414,224
Citigroup, Inc.	2,669,124
Goldman Sachs Group, Inc.	984,866

UBS International Equity Fund

Issuer	Value
Barclays PLC	$294,568

UBS U.S. Large Cap Equity Fund

Issuer	Value
Citigroup, Inc.	$5,114,641
Goldman Sachs Group, Inc.	3,952,773
JPMorgan Chase & Co.	5,543,276
Morgan Stanley	3,124,758

UBS Global Bond Fund

Issuer	Value
Bank of America Corp.	$199,829
Barclays Bank PLC	113,547
Bear Steams Cos. LLC	165,671
Citigroup, Inc.	139,853
Goldman Sachs Group, Inc.	232,709
Merrill Lynch Mortgage Investors, Inc.	19,994
Morgan Stanley	264,381

UBS High Yield Fund

Issuer	Value
Bank of America Corp.	$78,323
BankAmerica Capital II	386,650
Citigroup Capital XXI	715,750

UBS Core Plus Bond Fund

Issuer	Value
Banc of America Merrill Lynch Commercial Mortgage, Inc.	$435,679
Banc of America Corp.	186,284
Citigroup, Inc.	251,279
Goldman Sachs Group, Inc.	282,969
GS Mortgage Securities Corp. II	214,720
JP Morgan Chase Capital XXII	226,705
JP Morgan Chase Commercial Mortgage Securities Corp.	991,737
JPMorgan Chase & Co.	142,052
Morgan Stanley	293,110
Morgan Stanley Dean Witter Capital I	76,981
Morgan Stanley Re-REMIC Trust	374,025

UBS Fixed Income Opportunities Fund

Issuer	Value
Banc of America Commercial Mortgage, Inc.	$473,411
Barclays Bank PLC	948,413
Citigroup Mortgage Loan Trust, Inc.	525,106
Citigroup, Inc.	2,787,713
Goldman Sachs Group, Inc.	854,764
GS Mortgage Securities Corp. II	832,040
GSC Partners CDO Fund Ltd.	475,000
JP Morgan Chase Capital XXVII	998,760
JP Morgan Chase Commercial Mortgage Securities Corp.	889,893
Merrill Lynch & Co., Inc.	3,052,697
Morgan Stanley	2,174,798
Morgan Stanley Capital I	383,538
Morgan Stanley Re-REMIC Trust	698,180

UBS Market Neutral Multi-Strategy Fund

Issuer	Value
Citigroup, Inc.	$22,486
Credit Suisse Group AG	(20,173)[1]
Deutsche Bank AG	(72,974)[1]
Goldman Sachs Group, Inc.	26,618
JPMorgan Chase & Co.	20,470
Morgan Stanley	(17,004)[1]

1  These figures include securities sold short on the issuer.

Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the UBS International Equity Fund and UBS U.S. Large Cap Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund and UBS High Yield Fund, may exceed 100%, and in some years, 200%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%, and for the UBS Market Neutral Multi-Strategy Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund, the portfolio turnover rate may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2011, 2010 and 2009 was as follows:

	Fiscal year ended June 30,
Fund	2011		2010	2009
UBS Dynamic Alpha Fund	65%		58%	139%
UBS Global Allocation Fund	68		90	122
UBS Global Frontier Fund	33		54	148
UBS Global Equity Fund	83		83	76
UBS International Equity Fund	76		71	124
UBS Market Neutral Multi-Strategy Fund	460	**	N/A	N/A
UBS U.S. Large Cap Equity Fund	60		50	62
UBS U.S. Small Cap Growth Fund	55		72	73
UBS Core Plus Bond Fund	400[1]		283	247
UBS Fixed Income Opportunities Fund	48	*	N/A	N/A
UBS Global Bond Fund	63		61[2]	116
UBS High Yield Fund	55		61	92

*  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

**  For the period July 1, 2010 (commencement of operations) through June 30, 2011.

1  The increase in the portfolio turnover of the UBS Core Plus Bond Fund for the fiscal year ended June 30, 2011 was the result of shifts in allocations to reflect changes in investment views across the US interest rate and credit markets.

2  The decrease in the portfolio turnover of the UBS Global Bond Fund for the fiscal year ended June 30, 2010 was the result of reduced client/trading activity.

Shares of beneficial interest

The Trust currently offers four classes of shares for each Fund included in this SAI (except for UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund and UBS Fixed Income Opportunities Fund which do not issue Class B shares): the UBS Fund—Class A (the Class A shares), UBS Fund—Class B (the Class B shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. The Funds have ceased offering Class B shares (including all Sub-Classes) for new or additional investments, including investments through an automatic investment plan. Existing shareholders of Class B shares may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges after September 28, 2007, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program. Shareholders who owned Class Y shares of a Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program.

Payments by UBS Global AM (US)—Class B shares. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund (0.0875% for the UBS Market Neutral Multi-Strategy Fund) and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS Global AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.13% (13 basis points) of the average daily value of all Qualifying Shares of the Funds or (ii) a minimum of $125,000.00 per year. Qualifying Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.35% (12 to 35 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class Y qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of Funds on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $5 billion. With respect to Class B qualifying shares, UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.07% (7 basis points) of the average daily value of all qualifying shares of Funds on assets less than $500 million, (ii) 0.06% (6 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $500 million but less than $1 billion, (iii) 0.05% (5 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $1 billion but less than $5 billion and (iv) 0.04% (4 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any Fund or Funds held by Wells Fargo's customers or (ii) $50,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

The automatic investment plan for Class B shares is no longer available to Class B shareholders as of October 1, 2007 because the Funds are no longer offering Class B shares to new or additional investments.

Automatic cash withdrawal plan—Class A, Class B, and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

•  Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, semiannual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Conversion of Class B shares

Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

Valuation of shares

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•  Distribution Requirement—A Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

Each Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-

term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund's shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund's control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—For taxable years of a Fund beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

(ii)  the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of

(a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence. For taxable years of a Fund beginning on or before December 22, 2010, a Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds—If a Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, "Taxation of Fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to pass-through shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, "Taxation of Fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). For taxable years of a Fund beginning after December 22, 2010, a qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, (a) is eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is eligible to pass-through shareholders exempt-interest dividends from an underlying fund.

Federal excise tax—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—With respect to taxable years of a Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of a Fund's (or if the Fund is a qualified fund of funds as described above under the heading "Taxation of the Fund—Fund of funds," an underlying fund's) total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund (or underlying fund) reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund (or underlying fund).

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, "Taxation of the Fund—Fund of funds" above.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as "covered shares")

and which are disposed of after that date. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds' default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds ("noncovered shares") you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Funds, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Special rule for Class A shareholders—If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of a Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of Class B Shares—A shareholder will recognize no gain or loss as a result of a conversion from Class B to Class A shares.

Tax shelter reporting—Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of a Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the

REIT's residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—(Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income

Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US Investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by a Fund. Exemptions from this US withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains and, with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, the Funds do not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. Notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on dispositions of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—A Fund may invest in equity securities of corporations that invest in US real property, including US REITs. The sale of a US real property interest ("USRPI") by a Fund or by a US REIT or US real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund's non-US shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-US persons subject to US tax on disposition of a USRPI as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a US REIT or another RIC classified as a US real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled US REIT or RIC that is classified as a qualified investment entity) as follows:

•  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a US REIT if, in general, 50% or more of the RIC's assets consists of interests in US REITs and US real property holding corporations, and

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident US income tax return.

•  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2012 (unless such sunset date is extended, or made permanent), except that after such sunset date, Fund distributions from a US REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. For decedents dying after 2010, an individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Tax Compliance Act—Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its US accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the US tax certification rules described above.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global AM is a large asset management firm with approximately $638 billion in assets under management worldwide as of June 30, 2011.1 UBS Global AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global AM has around 3,800 employees located in 25 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners,

1  UBS Global Asset Management (Americas) Inc. manages approximately $151 billion as of June 30, 2011.

officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS Global AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Funds and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Funds by UBS Global AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other Funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for a Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part 2A of UBS Global AM (Americas)'s Form ADV is available upon request.

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Capital Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Funds' financial statements for the fiscal year ended June 30, 2011 and the report thereon of Ernst & Young LLP, dated August 29, 2011, which are contained in the Funds' Annual Report dated June 30, 2011 (as filed with the SEC on September 8, 2011, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-11-050822)), are incorporated herein by reference.

Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

A-1

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (–): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Service describes international long-term credit ratings as follows:

Investment grade

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-2

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

•  For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•  For individual obligations, 'B' ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•  For issuers and performing obligations, 'CCC' ratings indicate that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•  For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

•  For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

•  For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•  For issuers and performing obligations, 'C' ratings indicate that default is imminent.

•  For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

A-3

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

— failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

— the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

— the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-4

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.
S058

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information
October 28, 2011

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following fund (the "Fund"), which is a series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class C	Class Y
UBS U.S. Equity Alpha Fund	BEAAX	BEACX	BEAYX

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Fund. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Fund. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

Portions of the Fund's Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Fund's Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated October 28, 2011. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

Non-publicly traded securities, private placements and restricted securities	15

Investment company securities and investments in affiliated investment companies	15

Exchange-traded funds (ETFs)	16

Real estate investment trusts (REITs)	16

Issuer location	17

Other investments	17

Equity securities	17

Special purpose acquisition companies	17

Foreign securities	18

Forward foreign currency contracts	18

Non-deliverable forwards	19

Options on foreign currencies	19

Short sales	20

Convertible securities	21

Summary of risks	21

Investment restrictions	22

Management of the Trust	23

Independent trustees	26

Officers	29

Information about Independent trustee ownership of securities issued by UBS Global AM	33

Information about trustee ownership of Fund shares	33

Compensation table	33

Principal holders of securities	34

Investment advisory, principal underwriting and other service arrangements	35

Advisor	35

Portfolio managers	36

Administrative, accounting and custody services	38

Principal underwriting arrangements	39

Transfer agency services	42

Independent registered public accounting firm	42

Legal counsel	42

Personal trading policies	43

Proxy voting policies	43

Portfolio holdings disclosure policies and procedures	44

Bank line of credit	48

Portfolio transactions and brokerage commissions	48

Portfolio turnover	50

Shares of beneficial interest	50

Reduced sales charges, additional purchase, exchange and redemption information and other services	51

Sales charge reductions and waivers	51

Additional information regarding purchases through letter of intent	54

Automatic cash withdrawal plan	55

Individual retirement accounts	56

Transfer of securities	56

Valuation of shares	56

Taxes	58

Taxation of the Fund	58

Taxation of Fund distributions	61

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Sales, exchanges and redemption of Fund shares	64

Tax treatment of portfolio transactions	66

Backup withholding	70

Non-US investors	71

Effect of future legislation; local tax considerations	73

Potential conflicts of interest	73

Performance calculations	82

Financial statements and report of independent registered public accounting firm	83

3

General information about the Trust

The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. This SAI relates to the UBS U.S. Equity Alpha Fund (the "Fund") only. The Fund currently offers three classes of shares: the Class A shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

The Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act").

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund's administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" shall mean the UBS U.S. Equity Alpha Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

4

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Fund

Cash and cash equivalents

The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Fund may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Non-US dollar-denominated cash equivalent holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code. When the Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, the Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days

5

remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, to-be-announced securities, dollar rolls, short sales, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.

Borrowing

The Fund may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The Fund may also borrow money for investment purposes. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

When the Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

6

Loans of portfolio securities

The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 of the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Fund may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

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The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the

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Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund's borrowing or senior securities restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities and indices. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When the Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a

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market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, the Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

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Options

The Fund may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Fund may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to the Fund in writing calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

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Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, the Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

Purchasing put options—The Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on

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whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell put options purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Fund may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Fund may purchase exchange-listed call options on stock indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Fund may purchase put options on stock indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock indices may also be used to protect the Fund's investments in the case of a major redemption.

The Fund may also write (sell) put and call options on stock indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

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Special risks of options on indices

The Fund's purchases of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the

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Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities, private placements and restricted securities will be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund's investment objective and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly

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in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds (ETFs)

Subject to the limitations on investments in investment company securities and its own investment objective, the Fund may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Fund may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent the Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Real estate investment trusts (REITs)

The Fund may invest up to 5% of its total assets in equity interests issued by REITs and non-U.S. REIT-like entities (collectively, "REITs"). A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

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In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Equity securities

The Fund may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Fund expects its US equity investments to emphasize large and mid capitalization companies. The Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Fund will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Fund also may invest in the initial public offerings (IPOs) of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund's Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts, futures and options in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the IMF, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Forward foreign currency contracts

The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking-to-market each day at current forward contract values.

The Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

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Non-deliverable forwards

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Options on foreign currencies

The Fund also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

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Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may also engage in options transactions for non-hedging purposes. The Fund may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

With respect to writing put options, at the time the put is written, the Fund's custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The Fund may, from time to time, sell securities short. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security

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borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, the Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until the Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Fund believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by the Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to the Fund's borrowing restrictions. The Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Convertible securities

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Summary of risks

The principal risks of investing in the Fund are described in the "Principal Risks" section of the Prospectus.

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Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) the Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

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Management of the Trust

Organization of the Board

The Board of Trustees of the Trust is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board of Trustees elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board of Trustees of the Trust is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Fund's Chief Compliance Officer and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Trust's Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2011.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2011.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and

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performance of the Fund's service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total

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outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 53 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndam International, Inc. (from 2004 to 2006).

John J. Murphy; 67 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting in The University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2000) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

J. Mikesell Thomas; 60 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp (since 2008); and CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Shawn Lytle* Age: 41	Interested Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2005)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski* Age: 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios)

Mark E. Carver* Age: 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook* Age: 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) (from 2005 to 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper** Age: 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee* Age: 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill* Age: 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn* Age: 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup* Age: 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) (from 2003 to 2006). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller* Age: 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2010, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Independent trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	None	None

Frank K. Reilly	None	over $100,000

Edward M. Roob	None	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

Interested trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Shawn Lytle	UBS U.S. Equity Alpha Fund — $1 - $10,000	Over $100,000

1  Information regarding ownership is as of December 31, 2010.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table
Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$107,115	N/A	$160,604
John J. Murphy, Trustee	$104,845	N/A	$156,000
Frank K. Reilly, Trustee	$120,225	N/A	$180,000
Edward M. Roob, Trustee	$106,867	N/A	$160,000
Abbie J. Smith, Trustee	$104,845	N/A	$156,000
J. Mikesell Thomas, Trustee	$116,885	N/A	$175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2011.

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2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Murphy and Ms. Smith) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2011.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of September 30, 2011, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A and Class Y shares of the Fund as set forth below:

Fund	Name & address*	Percent held
UBS U.S. Equity Alpha Fund—Class A	UBS Financial Services Inc. CUST Howard C. Michaelsen Jr.	12.44%

UBS U.S. Equity Alpha Fund—Class Y	US Bank FBO	47.9%

	Pershing LLC	23.16%

	TDAmeritrade Inc. For the exclusive benefit of our clients	15.01%

	Trust Company of America FBO	5.66%

*  The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

As of September 30, 2011, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or the Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $151 billion, as of June 30, 2011, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.

As of June 30, 2011, the Advisor also serves as the investment advisor or sub-advisor to 31 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Large Cap Equity Portfolio; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Large Cap Trust; Laudus Growth Investors US Large Cap Growth Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Northern Multi-Manager International Equity Fund; PacificLife Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Russell Investment Company Emerging Markets Fund; Russell Investment Company International Developed Markets Fund; SEI International Fixed Income Fund; Strategic Global Income Fund Inc.; Transamerica UBS Large Cap Value Portfolio; SMA Relationship Trust; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; USAA Growth & Income Fund; and Wilshire Large Cap Core 130/30 Fund.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor receives from the Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of the Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

Under the Agreement, the Advisor is entitled to a monthly fee of the Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS U.S. Equity Alpha Fund	$0-$500 million	1.000%
	On the next $500 million-$1 billion	0.900%
	Above $1 billion	0.850%

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The Fund is subject to a contractual expense limit at the following rates of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, securities loan fees, dividend expense for securities sold short and extraordinary expenses:

Fund	Class A	Class C	Class Y
UBS U.S. Equity Alpha Fund	1.50%	2.25%	1.25%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2012. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated to the Fund in proportion to its relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2011

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ recouped by Advisor
UBS U.S. Equity Alpha Fund	$383,898	$186,137	$197,761

B. Fiscal year ended June 30, 2010

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS U.S. Equity Alpha Fund	$880,763	$713,774	$166,989

C. Fiscal year ended June 30, 2009

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS U.S. Equity Alpha Fund	$927,626	$745,883	$181,743

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Fund in the Fund's Prospectus.

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The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2011:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Scott Bondurant	4	$328	2[1]	$456	7	$3
John C. Leonard	13	$2,597	42[2]	$8,849	26	$2,332
Thomas M. Cole	13	$2,597	42[2]	$8,849	26	$2,332
Thomas Digenan	13	$2,597	42[2]	$8,849	30	$2,331

1  Two accounts with assets totaling approximately $456 million are based on performance fees.

2  Four accounts with a total of approximately $844 million have an advisory fee based upon the performance of the accounts.

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Fund's portfolio managers, has up to three basic components—a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

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•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•  Variable deferred—employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total annual variable compensation pool available for distribution generally dependent upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fund versus its benchmark and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Portfolio Manager*	Range of shares owned**
Scott Bondurant	None
John C. Leonard	None
Thomas M. Cole	$100,001-$500,000
Thomas Digenan	None

*  As of June 30, 2011

**  The Portfolio Managers may participate in a deferred compensation plan that invests in the Fund. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS Global AM (Americas) also serves as the Fund's administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG. As administrator, UBS Global AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the

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Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Fund under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 70 Fargo Street, Boston, Massachusetts 02210 and is a corporate affiliate of JPMorgan Chase.

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to UBS Global AM (Americas) and JPMorgan Chase Bank and accrued by the Fund for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2011	2010	2009
UBS U.S. Equity Alpha Fund	$93,908	$132,814	$142,572

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Fund for transfer agency services are set forth in the table below.

Fund	2011	2010	2009
UBS U.S. Equity Alpha Fund	$27,858	$69,737	$58,237

Custody services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Fund. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Fund pays the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's Class Y shares and the Fund pays no service or distribution fees with respect to its Class Y shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for

39

shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling the Fund's Class C shares and to offset the Fund's marketing costs attributable to such Class, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Fund, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Fund's transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Fund's prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in

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excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Fund. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of both classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Fund paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A and Class C Plans during the fiscal year ended June 30, 2011:

Fund	Class A	Class C
UBS U.S. Equity Alpha Fund	$51,348	$61,137

Amounts spent on behalf of the Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS U.S. Equity Alpha Fund

Marketing and advertising	$678,399
Payments to broker-dealers	9,406
Printing of prospectuses and SAIs	89
Service fees paid to financial advisors and interest expense	12

Amounts spent on behalf of the Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS U.S. Equity Alpha Fund

Marketing and advertising	$201,985
Payments to broker-dealers	18,855
Printing of prospectuses and SAIs	27
Service fees paid to financial advisors and interest expense	—

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Fund and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders

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by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS Global AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS U.S. Equity Alpha Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	$1,886	$12,665	$15,008
Amount Retained by UBS Global AM (US)	272	877	1,476
CDSC revenue
Amount Paid to UBS Global AM (US)	—	5,100	2,602
Amount Retained by UBS Global AM (US)	—	5,100	2,602
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	26	29	1,490
Amount Retained by UBS Global AM (US)	26	29	1,490

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

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Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which the Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

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When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund's portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund's Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

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The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Fund's complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund's shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

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The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

•  JP Morgan Chase Bank, the Fund's Custodian and securities lending agent, and JP Morgan Investor Services Co., the Fund's accounting agent, receive portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services they provide to the Fund.

•  Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Fund uses a limited number of financial printers to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data company, Bloomberg L.P., receive portfolio holdings information on a quarterly basis so that the Fund may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose

46

portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM (Americas), the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

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Bank line of credit

The Fund participates with other funds managed by UBS Global AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to the Fund at rates based on prevailing market rates at the time of borrowings.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreement with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments

48

generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS U.S. Equity Alpha Fund	$81,177[1]	$306,113	$395,915

1  The decrease in brokerage commissions paid from 2010 to 2011 was due to a decrease in Fund assets.

During the fiscal year ended June 30, 2011, the Fund's commissions for securities transactions to brokers which provided research services to the Fund were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
UBS U.S. Equity Alpha Fund	$95,199,701	$63,335

For the fiscal year ended June 30, 2011, the Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS U.S. Equity Alpha Fund	$237	0.29%	0.05%

For the fiscal year ended June 30, 2010, the Fund paid brokerage commissions to UBS AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS U.S. Equity Alpha Fund	$781	0.26%	0.03%

For the fiscal year ended June 30, 2009, the Fund paid brokerage commissions to UBS AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS U.S. Equity Alpha Fund	$6,087	1.54%	0.07%

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As of June 30, 2011, the Fund owned securities issued by the following companies which are regular broker-dealers for the Fund:

UBS U.S. Equity Alpha Fund

Issuer	Value
Citigroup, Inc.	$821,099
Goldman Sachs Group, Inc.	558,978
JPMorgan Chase & Co.	826,988
Morgan Stanley	441,792

The Fund maintains a commission recapture program with certain brokers for the Fund. Under the program, a percentage of commissions generated by portfolio transactions for the Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rate for the Fund may exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of the Fund for the fiscal years ended June 30, 2011, 2010 and 2009 was as follows:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS U.S. Equity Alpha Fund	85%	130%	154%

Shares of beneficial interest

The Trust currently offers three classes of shares for the Fund: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares).

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and

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liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of the Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series of the Trust or class, only the shareholders of that series or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a series or class, the matter shall have been effectively acted upon with respect to any series or class if a majority of the outstanding voting securities of that series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

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Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program. Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of the Fund through the program.

Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Fund, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS Global AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.13% (13 basis points) of the average daily value

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of all Qualifying Shares of the Fund or (ii) a minimum of $125,000.00 per year. Qualifying Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.35% (12 to 35 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Fund's records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Fund for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class Y qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

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Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the Fund held by Wells Fargo's customers or (ii) $50,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Fund and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the

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Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Fund may authorize financial institutions, or their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

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An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the

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day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

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Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•  Distribution Requirement—The Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

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•  Asset Diversification Test—The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below.

Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the

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Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

(ii)  the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence. For taxable

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years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign income tax—Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at

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reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares

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are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds

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$250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund's default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

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•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund ("noncovered shares") you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

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Special rule for Class A shareholders—If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Tax shelter reporting—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other

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related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of

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the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions.), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such

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taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—(Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset

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Diversification Test. See, "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount ("OID") principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

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•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US Investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund. Exemptions from this US withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains and, with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, the Fund does not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. Notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on dispositions of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Fund may invest in equity securities of corporations that invest in US real property, including US REITs. The sale of a US real property interest ("USRPI") by the Fund or by a US REIT or US real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund's non-US shareholders.

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The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a USRPI as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a US REIT or another RIC classified as a US real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled US REIT or RIC that is classified as a qualified investment entity) as follows:

•  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a US REIT if, in general, 50% or more of the RIC's assets consists of interests in US REITs and US real property holding corporations, and

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident US income tax return.

•  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended, or made permanent), except that after such sunset date, Fund distributions from a US REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. For decedents dying after 2010, an individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

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US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Tax Compliance Act—Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its US accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the US tax certification rules described above.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global AM is a large asset management firm with approximately $638 billion in assets under management worldwide as of June 30, 2011.1 UBS Global AM offers investment capabilities and investment

1  UBS Global Asset Management (Americas) Inc. manages approximately $151 billion as of June 30, 2011.

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styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global AM has around 3,800 employees located in 25 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Fund. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Fund. UBS Global AM (Americas) makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Fund's investment objective and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or

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receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Fund. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from UBS or the Fund in connection with the distribution of shares in the Fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective

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trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Fund. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and each of the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.

Other potential conflicts relating to the management of the Fund by UBS Global AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates

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(including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, the Fund, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for the Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

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Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

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UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by

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applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a

80

result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, the Fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for the Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

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Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part 2A of UBS Global AM (Americas)'s Form ADV is available upon request.

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Capital Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial

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publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Fund's financial statements for the fiscal year ended June 30, 2011 and the report thereon of Ernst & Young LLP, dated August 29, 2011, which are contained in the Fund's Annual Report dated June 30, 2011 (as filed with the SEC on September 8, 2011, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-11-050822)), are incorporated herein by reference.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or its principal underwriter may not lawfully sell those shares.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1349

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information

October 28, 2011

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following fund (the "Fund"), which is a series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class B	Class C	Class Y
UBS U.S. Large Cap Value Equity Fund	BNVAX	BNVBX	BNVCX	BUSVX

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Fund. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Fund. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

Portions of the Fund's Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Fund's Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated October 28, 2011. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

Non-publicly traded securities, private placements and restricted securities	14

Investment company securities and investments in affiliated investment companies	15

Exchange-traded funds (ETFs)	15

Real estate investment trusts (REITs)	15

Issuer location	16

Other investments	16

Equity securities	16

Special purpose acquisition companies	17

Convertible securities	17

Summary of risks	17

Investment restrictions	17

Management of the Trust	19

Independent trustees	22

Officers	25

Information about Independent trustee ownership of securities issued by UBS Global AM	30

Information about trustee ownership of Fund shares	30

Compensation table	31

Principal holders of securities	31

Investment advisory, principal underwriting and other service arrangements	33

Advisor	33

Portfolio managers	35

Administrative, accounting and custody services	36

Principal underwriting arrangements	37

Transfer agency services	41

Independent registered public accounting firm	41

Legal counsel	41

Personal trading policies	41

Proxy voting policies	42

Portfolio holdings disclosure policies and procedures	43

Bank line of credit	46

Portfolio transactions and brokerage commissions	46

Portfolio turnover	48

Shares of beneficial interest	49

Reduced sales charges, additional purchase, exchange and redemption information and other services	50

Sales charge reductions and waivers	50

Additional information regarding purchases through letter of intent	53

Automatic cash withdrawal plan	54

Individual retirement accounts	55

Transfer of securities	55

Conversion of Class B shares	56

Valuation of shares	56

Taxes	57

Taxation of the Fund	58

Taxation of Fund distributions	61

Sales, exchanges and redemption of Fund shares	63

Tax treatment of portfolio transactions	65

Backup withholding	70

Non-US investors	70

Effect of future legislation; local tax considerations	73

2

Potential conflicts of interest	73

Performance calculations	82

Financial statements and report of independent registered public accounting firm	82

3

General information about the Trust

The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. This SAI relates to the UBS U.S. Large Cap Value Equity Fund (the "Fund") only. The Fund currently offers four classes of shares: the Class A shares, the Class B shares, the Class C shares and the Class Y shares. New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the Fund. Class B shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

The Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act").

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund's administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" shall mean the UBS U.S. Large Cap Value Equity Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

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"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Fund

Cash and cash equivalents

The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which are US dollar denominated. The Fund may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. When the Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, the Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to

5

be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, options, futures, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.

Borrowing

The Fund may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

Loans of portfolio securities

The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned

6

securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 of the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Fund may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined

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interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund's borrowing or senior securities

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restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities and indices.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When the Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, the Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a

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futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Fund may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Fund may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets.

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When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to the Fund in writing calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

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If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

Purchasing put options—The Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell put options purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Fund may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

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Index options

The Fund may purchase exchange-listed call options on stock indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Fund may purchase put options on stock indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock indices may also be used to protect a Fund's investments in the case of a major redemption.

The Fund may also write (sell) put and call options on stock indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Fund's purchases of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the

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index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be

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required to bear the expense of registration. Investments by the Fund in non-publicly traded securities, private placements and restricted securities will be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds (ETFs)

Subject to the limitations on investments in investment company securities and its own investment objectives, the Fund may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Fund may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent the Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Real estate investment trusts (REITs)

The Fund may invest up to 5% of its total assets in equity interests issued by REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and

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capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Equity securities

The Fund may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Fund expects its US equity investments to emphasize large and mid

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capitalization companies. The equity markets in the non-US component of the Fund will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country.

Special purpose acquisition companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Convertible securities

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Summary of risks

The principal risks of investing in the Fund are described in the "Principal Risks" section of the Prospectus.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of

17

the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof;

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) the Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

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Management of the Trust

Organization of the Board

The Board of Trustees of the Trust is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board of Trustees elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board of Trustees of the Trust is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Fund's Chief Compliance Officer and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Trust's Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2011.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2011.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Fund's service providers, while also providing the Board with the invaluable insight of an

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Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating

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Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 53 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndam International, Inc. (from 2004 to 2006).

John J. Murphy; 67 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting in The University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2000) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

J. Mikesell Thomas; 60 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp (since 2008); and CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Shawn Lytle* Age: 41[2]	Interested Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2005)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski* Age: 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios).

25

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark E. Carver* Age: 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow* Age: 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook* Age: 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) (from 2005 to 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

26

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark F. Kemper** Age: 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary* Age: 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee* Age: 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill* Age: 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

27

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Nancy D. Osborn* Age: 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup* Age: 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) (from 2003 to 2006). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Keith A. Weller* Age: 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2010, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Independent trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager[1]
Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	None	None

Frank K. Reilly	None	over $100,000

Edward M. Roob	None	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

Interested trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager[1]
Shawn Lytle	None	over $100,000

1  Information regarding ownership is as of December 31, 2010.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

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Compensation table
Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$107,115	N/A	$160,604
John J. Murphy, Trustee	$104,845	N/A	$156,000
Frank K. Reilly, Trustee	$120,225	N/A	$180,000
Edward M. Roob, Trustee	$106,867	N/A	$160,000
Abbie J. Smith, Trustee	$104,845	N/A	$156,000
J. Mikesell Thomas, Trustee	$116,885	N/A	$175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2011.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Murphy and Ms. Smith) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2011.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

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As of September 30, 2011, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class B, Class C and/or Class Y shares of the Fund as set forth below:

Fund	Name & address*	Percent held
UBS U.S. Large Cap Value Equity Fund—Class B	Merrill Lynch Financial Data SCVS	35.15%

	RBC Capital Markets Corp FBO John H Kelleher IRA	29.23%

	UBS Financial Services Inc. CUST Sandra Chu Rollover IRA	13.08%

	UBS Financial Services Inc. FBO Byran G. Boehm C/F Claire Elizabeth Boehm	12.24%

	MSSB C/F Michael Ross IRA Standard	10.28%

UBS U.S. Large Cap Value Equity Fund—Class Y	Pershing LLC	55.23%

	Wilmington Trust Co FBO Brinson Partners Inc. Def Comp PL	20.17%

	Wilmington Trust Co FBO Brinson Partners Inc.	15.82%

*  The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

As of September 30, 2011, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or the Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $151 billion, as of June 30, 2011, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.

As of June 30, 2011, the Advisor also serves as the investment advisor or sub-advisor to 31 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Large Cap Equity Portfolio; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Large Cap Trust; Laudus Growth Investors US Large Cap Growth Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Northern Multi-Manager International Equity Fund; PacificLife Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Russell Investment Company Emerging Markets Fund; Russell Investment Company International Developed Markets Fund; SEI International Fixed Income Fund; Strategic Global Income Fund Inc.; Transamerica UBS Large Cap Value Portfolio; SMA Relationship Trust; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; USAA Growth & Income Fund; and Wilshire Large Cap Core 130/30 Fund.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor receives from the Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of the Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreement, the Advisor is entitled to a monthly fee of the Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS U.S. Large Cap Value Equity Fund	$0-$500 million	0.700%
	On the next $500 million-$1 billion	0.650%
	On the next $1 billion-$1.5 billion	0.600%
	On the next $1.5 billion-$2 billion	0.575%
	Above $2 billion	0.550%

The Fund is subject to a contractual expense limit at the following rates of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class B	Class C	Class Y
UBS U.S. Large Cap Value Equity Fund	1.20%	1.95%	1.95%	0.95%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2012. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated to the Fund in proportion to its relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2011

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS U.S. Large Cap Value Equity Fund	$361,600	$145,067	$216,533

B. Fiscal year ended June 30, 2010

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS U.S. Large Cap Value Equity Fund	$391,721	$155,529	$236,192

C. Fiscal year ended June 30, 2009

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS U.S. Large Cap Value Equity Fund	$438,779	$164,471	$274,308

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Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Fund in the Fund's Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2011:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
John C. Leonard	13	$2,597	42[1]	$8,849	26	$2,332
Thomas M. Cole	13	$2,597	42[1]	$8,849	26	$2,332
Thomas Digenan	13	$2,597	42[1]	$8,849	30	$2,331

1  Four accounts with a total of approximately $844 million have an advisory fee based upon the performance of the accounts.

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Fund's portfolio managers, has up to three basic components—a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain

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so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•  Variable deferred—employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total annual variable compensation pool available for distribution is generally dependent upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fund versus its benchmark and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Portfolio Manager*	Range of shares owned**
John C. Leonard	None
Thomas M. Cole	None
Thomas Digenan	None

*  As of June 30, 2011

**  The Portfolio Managers may participate in a deferred compensation plan that invests in the Fund. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS Global AM (Americas) also serves as the Fund's administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG. As administrator, UBS Global AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that

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such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Fund under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 70 Fargo Street, Boston, Massachusetts 02210 and is a corporate affiliate of JPMorgan Chase.

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to UBS Global AM (Americas) and JPMorgan Chase Bank and accrued by the Fund for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2011	2010	2009
UBS U.S. Large Cap Value Equity Fund	$78,849	$82,654	$94,939

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Fund for transfer agency services are set forth in the table below.

Fund	2011	2010	2009
UBS U.S. Large Cap Value Equity Fund	$60,359	$81,559	$99,757

Custody services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Fund. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A, Class B and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the Fund pays the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Fund pays the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's Class Y shares and the Fund pays no service or distribution fees with respect to its Class Y shares.

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The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling the Fund's Class B and Class C shares, respectively, and to offset the Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Fund, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Fund's transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Fund's prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for

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specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Fund. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Fund paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended June 30, 2011:

Fund	Class A	Class B	Class C
UBS U.S. Large Cap Value Equity Fund	$111,444	$782	$53,055

Amounts spent on behalf of the Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS U.S. Large Cap Value Equity Fund

Marketing and advertising	$237,948
Payments to broker-dealers	—
Printing of prospectuses and SAIs	261
Service fees paid to financial advisors and interest expense	—

Amounts spent on behalf of the Fund's Class B shares pursuant to the Class B Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS U.S. Large Cap Value Equity Fund

Marketing and advertising	$428
Payments to broker-dealers	648
Printing of prospectuses and SAIs	0
Service fees paid to financial advisors and interest expense	—

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Amounts spent on behalf of the Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS U.S. Large Cap Value Equity Fund

Marketing and advertising	$24,681
Payments to broker-dealers	15,736
Printing of prospectuses and SAIs	31
Service fees paid to financial advisors and interest expense	—

In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Fund and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS Global AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS U.S. Large Cap Value Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	$712	$2,826	$2,112
Amount Retained by UBS Global AM (US)	64	256	75
CDSC revenue
Amount Paid to UBS Global AM (US)	—	—	4
Amount Retained by UBS Global AM (US)	—	—	4
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	59	417	1,500
Amount Retained by UBS Global AM (US)	59	417	1,500

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	Fiscal year ended June 30,
Fund	2011	2010	2009
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	$—	$100	$50
Amount Retained by UBS Global AM (US)	—	100	50

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which the Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange-traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

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Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

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Portfolio holdings disclosure policies and procedures

Introduction. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund's portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund's Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Fund's complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund's shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service

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Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

•  JP Morgan Chase Bank, the Fund's Custodian and securities lending agent, and JP Morgan Investor Services Co., the Fund's accounting agent, receive portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services they provide to the Fund.

•  Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

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•  The Fund uses a limited number of financial printers to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data company, Bloomberg L.P., receive portfolio holdings information on a quarterly basis so that the Fund may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An

45

Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM (Americas), the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Fund participates with other funds managed by UBS Global AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to the Fund at rates based on prevailing market rates at the time of borrowings.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreement with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.

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The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS U.S. Large Cap Value Equity Fund	$93,414	$96,101	$116,991

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During the fiscal year ended June 30, 2011, the Fund's commissions for securities transactions to brokers which provided research services to the Fund were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
UBS U.S. Large Cap Value Equity Fund	$76,778,486	$69,129

For the fiscal year ended June 30, 2011, the Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS U.S. Large Cap Value Equity Fund	$361	0.39%	0.04%

For the fiscal year ended June 30, 2010, the Fund paid brokerage commissions to UBS AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS U.S. Large Cap Value Equity Fund	$639	0.66%	0.10%

For the fiscal year ended June 30, 2009, the Fund paid brokerage commissions to UBS AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS AG	% of aggregate commissions paid to UBS AG	% of aggregate dollar amount paid to UBS AG
UBS U.S. Large Cap Value Equity Fund	$3,471	2.97%	0.08%

As of June 30, 2011, the Fund owned securities issued by the following companies which are regular broker-dealers for the Fund:

UBS U.S. Large Cap Value Equity Fund

Issuer	Value
Citigroup, Inc.	$1,451,987
Goldman Sachs Group, Inc.	958,248
JPMorgan Chase & Co.	1,783,756
Morgan Stanley	906,594

The Fund maintains a commission recapture program with certain brokers for the Fund. Under the program, a percentage of commissions generated by portfolio transactions for the Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's

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respective investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Fund is not expected to exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of the Fund for the fiscal years ended June 30, 2011, 2010 and 2009 was as follows:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS U.S. Large Cap Value Equity Fund	85%	70%	67%

Shares of beneficial interest

The Trust currently offers four classes of shares for the Fund: the UBS Fund—Class A (the Class A shares), UBS Fund—Class B (the Class B shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. The Fund has ceased offering Class B shares (including all Sub-Classes) for new or additional investments, including investments through an automatic investment plan. Existing shareholders of Class B shares may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges after September 28, 2007, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of the Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for

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fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series or class, only the shareholders of that series or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a series or class, the matter shall have been effectively acted upon with respect to any series or class if a majority of the outstanding voting securities of that series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is

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exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program. Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of the Fund through the program.

Payments by UBS Global AM (US)—Class B shares. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS Global AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.13% (13 basis points) of the average daily value

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of all Qualifying Shares of the Fund or (ii) a minimum of $125,000.00 per year. Qualifying Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.35% (12 to 35 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Fund's records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Fund for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class Y qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion. With respect to Class B qualifying shares, UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.06% (6 basis points) of the average daily value of all qualifying shares of the Fund on assets greater

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than $500 million but less than $1 billion, (iii) 0.05% (5 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.04% (4 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the Fund held by Wells Fargo's customers or (ii) $50,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Fund and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if

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that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Fund may authorize financial institutions, or their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

The automatic investment plan for Class B shares is no longer available to Class B shareholders as of October 1, 2007 because the Fund is no longer offering Class B shares to new or additional investments.

Automatic cash withdrawal plan—Class A, Class B, and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

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•  Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, semiannual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other

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securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Conversion of Class B shares

Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

Valuation of shares

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the

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Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

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This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•  Distribution Requirement—The Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its

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income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below.

Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has

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not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

(ii)  the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryover) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

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Foreign income tax—Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported

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by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their

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proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

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The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund's default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund ("noncovered shares") you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

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With the exception of the specific lot identification method, The UBS Funds depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Special rule for Class A shareholders—If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of Class B Shares—A shareholder will recognize no gain or loss as a result of a conversion from Class B to Class A shares.

Tax shelter reporting—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in

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conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity

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indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even

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though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the

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case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—(Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

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Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount ("OID") principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US Investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund. Exemptions from this

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US withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, the Funds does not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. Notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on dispositions of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Fund may invest in equity securities of corporations that invest in US real property, including US REITs. The sale of a US real property interest ("USRPI") by the Fund or by a US REIT or US real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund's non-US shareholders.

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a USRPI as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a US REIT or another RIC classified as a US real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled US REIT or RIC that is classified as a qualified investment entity) as follows:

•  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a US REIT if, in general, 50% or more of the RIC's assets consists of interests in US REITs and US real property holding corporations, and

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident US income tax return.

•  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

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These rules apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended, or made permanent), except that after such sunset date, Fund distributions from a US REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. For decedents dying after 2010, an individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Tax Compliance Act—Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its US accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified

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requirements. These requirements are different from, and in addition to, the US tax certification rules described above.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global AM is a large asset management firm with approximately $638 billion in assets under management worldwide as of June 30, 2011.1 UBS Global AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global AM has around 3,800 employees located in 25 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Fund. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

1  UBS Global Asset Management (Americas) Inc. manages approximately $151 billion as of June 30, 2011.

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Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Fund. UBS Global AM (Americas) makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Fund's investment objective and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

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UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Fund. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from UBS or the Fund in connection with the distribution of shares in the Fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Fund. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such

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products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global AM (Americas) nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.

Other potential conflicts relating to the management of the Fund by UBS Global AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by

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the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, each of the Fund, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM

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and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

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Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may

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be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, the Fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund.

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At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for the Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee

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arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part 2A of UBS Global AM (Americas)'s Form ADV is available upon request.

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Capital Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Fund's financial statements for the fiscal year ended June 30, 2011 and the report thereon of Ernst & Young LLP, dated August 29, 2011, which are contained in the Fund's Annual Report dated June 30, 2011 (as filed with the SEC on September 8, 2011, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-11-050822))) are incorporated herein by reference.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or its principal underwriter may not lawfully sell those shares.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

S1344

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information
October 28, 2011

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following fund (the "Fund"), which is a series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class C	Class Y
UBS Absolute Return Bond Fund	BNRAX	BNRCX	BNRYX

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Fund. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Fund. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

Portions of the Fund's Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Fund's Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated October 28, 2011. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

Non-publicly traded securities, private placements and restricted securities	15

Investment company securities and investments in affiliated investment companies	16

Exchange-traded funds (ETFs)	16

Issuer location	16

Other investments	17

Eurodollar securities	17

Foreign securities	17

Forward foreign currency contracts	17

Non-deliverable forwards	18

Options on foreign currencies	19

Short sales	20

Municipal securities	20

Lower-rated debt securities	21

Inflation linked securities	22

Pay-in-kind bonds	23

Convertible securities	23

Trust-preferred securities	23

Real estate investment trusts (REITs)	24

When-issued securities	25

Mortgage-backed securities and mortgage pass-through securities	25

Collateralized mortgage obligations and real estate mortgage investment conduits	27

Dollar rolls	28

To-be-announced securities	28

Other mortgage-backed securities	28

Asset-backed securities	29

Equipment trust certificates and enhanced equipment trust certificates	30

Zero coupon and delayed interest securities	30

Structured notes	31

Credit-linked securities	32

Loan participations and assignments	33

Emerging markets investments	35

Risks of investing in emerging markets	37

Investments in Russian securities	38

Summary of risks	39

Investment restrictions	39

Management of the Trust	40

Independent trustees	43

Officers	46

Information about Independent trustee ownership of securities issued by UBS Global AM	50

Information about trustee ownership of Fund shares	50

Compensation table	50

Principal holders of securities	51

Investment advisory, principal underwriting and other service arrangements	52

Advisor	52

Portfolio manager	54

Administrative, accounting and custody services	55

Principal underwriting arrangements	56

Transfer agency services	59

Independent registered public accounting firm	59

2

Legal counsel	59

Personal trading policies	60

Proxy voting policies	60

Portfolio holdings disclosure policies and procedures	61

Bank line of credit	65

Portfolio transactions and brokerage commissions	65

Portfolio turnover	66

Shares of beneficial interest	67

Reduced sales charges, additional purchase, exchange and redemption information and other services	68

Sales charge reductions and waivers	68

Additional information regarding purchases through letter of intent	70

Automatic cash withdrawal plan	72

Individual retirement accounts	72

Transfer of securities	72

Valuation of shares	73

Taxes	74

Taxation of the Fund	75

Taxation of Fund distributions	78

Sales, exchanges and redemption of Fund shares	80

Tax treatment of portfolio transactions	82

Backup withholding	87

Non-US investors	87

Effect of future legislation; local tax considerations	90

Potential conflicts of interest	90

Performance calculations	99

Financial statements and report of independent registered public accounting firm	100

Appendix A—Corporate debt ratings	A-1

3

General information about the Trust

Effective October 20, 2011, the Fund is closed to all new investments, including new investors, additional purchases from existing investors (including reinvestments of dividends and distributions) and purchases for exchange from other funds. The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. This SAI relates to the UBS Absolute Return Bond Fund (the "Fund") only. The Fund currently offers three classes of shares: the Class A shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.15% of average daily net assets of the Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.25% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "Act"), which means that the Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that the Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund's administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" shall mean the UBS Absolute Return Bond Fund.

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"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Fund

Cash and cash equivalents

The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Fund may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Non-US dollar-denominated cash equivalent holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code. When the Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, the Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby

5

determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, to-be-announced securities, dollar rolls, short sales, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.

Borrowing

The Fund may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The Fund may also borrow money for investment purposes. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

6

When the Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

Loans of portfolio securities

The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 of the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Fund may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund may also engage in credit default swaps. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the

7

price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which

8

a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Fund also may enter into credit default swap agreements. The Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or the seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund's borrowing or senior securities restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an

9

aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities and indices. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When the Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, the Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net

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obligation under cash-settled future contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Fund may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Fund may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The

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Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to the Fund in writing calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

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A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, the Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

Purchasing put options—The Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell put options purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Fund may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

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Index options

The Fund may purchase exchange-listed call options on fixed income indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Fund may purchase put options on fixed income indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on fixed income indices may also be used to protect the Fund's investments in the case of a major redemption.

The Fund may also write (sell) put and call options on fixed income indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Fund's purchases of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the

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index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be

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required to bear the expense of registration. Investments by the Fund in non-publicly traded securities, private placements and restricted securities will be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund's investment objective and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds (ETFs)

Subject to the limitations on investments in investment company securities and its own investment objective, the Fund may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Fund may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent the Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

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Other investments

The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Eurodollar securities

The Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund's Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the IMF, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Forward foreign currency contracts

The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking-to-market each day at current forward contract values.

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The Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Non-deliverable forwards

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

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Options on foreign currencies

The Fund also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may also engage in options transactions for non-hedging purposes. The Fund may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of

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the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

With respect to writing put options, at the time the put is written, the Fund's custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The Fund may, from time to time, sell securities short. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, the Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until the Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Fund believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by the Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to the Fund's borrowing restrictions. The Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Municipal securities

The Fund may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other

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specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations.

The Fund's investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds were discontinued on December 31, 2010.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of the Fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for the Fund and lower investment performance.

Lower-rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

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In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Inflation linked securities

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than

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typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds

The Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Convertible securities

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Trust-preferred securities

The Fund may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend

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payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Fund, to sell its holdings.

Real estate investment trusts (REITs)

The Fund may invest in debt obligations issued by REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

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In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

When-issued securities

The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

Mortgage-backed securities and mortgage pass-through securities

The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the

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increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a

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government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than subprime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

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REMICs are entities that own mortgages and elect REMIC status under the Code. The Fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax purposes, the Fund will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

Dollar rolls

The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe the Fund's obligations under dollar rolls are senior securities and accordingly, the Fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of

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mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities

The Fund may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Fund will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is

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experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Fund may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs")

The Fund may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities

The Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in

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interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively

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indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Credit-linked securities The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in

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significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

Loan participations and assignments

The Fund may invest up to 5% of its net assets in the Loan Fund to gain exposure to the global loan market. The Loan Fund primarily invests in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships typically through loan assignments, but also through participations in loans. The Loan Fund primarily invests in senior secured loans, but may also purchase senior unsecured, subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing including credit, prepayment, extension and, to a lesser extent, interest rate risks. The possible fluctuations in the Loan Fund's value would directly affect the value of the Fund to the extent that the Fund is invested in the Loan Fund and, therefore, the Fund is subject to the same risks as the Loan Fund.

A senior loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors. The Agent typically administers and enforces the loan on behalf of the other loan investors and typically holds any collateral on behalf of the loan investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior loans typically hold the most senior position in the capital structure of a business entity, and therefore have priority over the claims of most or all other creditors on the borrower's cash flow in the event of default. Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior unsecured loans are not supported by collateral and, in such cases, the Loan Fund would not have a claim on any specific asset or stock of the borrower, which results in a greater risk of loss. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities.

Junior loans or second lien loans are subject to the same general risks inherent to any loan investment, but due to their lower place in a borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior loan or it may be secured by a separate set of assets, such as property, plants, or equipment.

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The Loan Fund purchases loans primarily through assignments, but may also purchase participation interests in loans. The agent and the original lenders of a loan typically have the right to sell interests ("participations") in their share of the loan to other participants or to assign all or a portion of their interests ("assignments") in the loan to other parties. When the Loan Fund purchases an assignment, it typically has a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning loan investor and becomes a loan investor under the loan agreement with the same rights and obligations as the assigning loan investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

When the Loan Fund acquires a participation in a loan, it typically has a contractual relationship only with the lender, not with the borrower, and, therefore, the Loan Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Loan Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing participations, the Loan Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, the Loan Fund assumes the credit risk of both the borrower and the loan investor selling the participation. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation may be impaired. The Loan Fund will acquire participations only if the lender interpositioned between the Loan Fund and the borrower is determined by the Advisor to be creditworthy. In the event of the insolvency of the loan investor selling a participation, the Loan Fund may be treated as a general creditor of such loan investor. The selling loan investors and other persons interpositioned between such loan investors and the Loan Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate, such as the London Inter-Bank Offered Rate (LIBOR), plus a specified margin (typically between 2% to 4%). The Advisor believes that such spreads significantly reduce the impact of interest rate movements as compared to other debt securities. The interest rate on LIBOR-based loans and securities is reset periodically, typically at regular intervals ranging between 30 and 90 days. In the alternative, a portion of the Loan Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investments with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Loan Fund's share price as a result of changes in interest rates.

Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Loan Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Loan Fund to realize full value and thus cause a decline in its net asset value.

The Advisor has chosen to remain on the public side of all loan transactions by refusing access to non-public information about a borrower that may otherwise be available to the portfolio manager or his team as a

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consequence of typical loan terms requiring borrowers to provide non-public information periodically to lenders. The Advisor refuses such non-public information as the receipt of such information would require the portfolio manager and his team to be "walled off" from other portfolio managers, traders and research staff, which would inhibit the Loan Fund's opportunity to leverage research and analysis from other portfolio management teams and may increase the costs of the Loan Fund. However, by not receiving the non-public information about a borrower, the portfolio manager and credit analysts may not receive certain information to which the Loan Fund would otherwise have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances, however, the Advisor may seek access to non-public information with respect to a particular loan currently held by the Loan Fund if the loan has defaulted or is in danger of default or if the Fund is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

Emerging markets investments

The Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The Fund also may invest in debt securities of corporate issuers in developing countries.

The Fund's investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Except as noted, the Fund's investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

The Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Fund in Structured Securities will be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's

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investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire the Participations only if the Lender interpositioned between the Fund and a borrower is determined by the Advisor to be creditworthy.

When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Fund also may invest in securities that neither are listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Fund's investments in emerging market securities will, at all times, be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

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Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities or any country included in an "emerging markets" index. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

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As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Russian securities

The Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in

38

the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

Summary of risks

The principal risks of investing in the Fund are described in the "Principal Risks" section of the Prospectus.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:

(i)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(ii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(iv)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(v)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(vi)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(vii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

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Management of the Trust

Organization of the Board

The Board of Trustees of the Trust is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board of Trustees elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board of Trustees of the Trust is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Fund's Chief Compliance Officer and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Trust's Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2011.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2011.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and

40

performance of the Fund's service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total

41

outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 53 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndam International, Inc. (from 2004 to 2006).

John J. Murphy; 67 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting in The University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2000) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

J. Mikesell Thomas; 60 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp (since 2008); and CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Shawn Lytle* Age: 41	Interested Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2005)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski* Age: 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios)

Mark E. Carver* Age: 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook* Age: 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) (from 2005 to 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper** Age: 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee* Age: 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill* Age: 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn* Age: 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup* Age: 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) (from 2003 to 2006). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller* Age: 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2010, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Independent trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	None	None

Frank K. Reilly	None	over $100,000

Edward M. Roob	None	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

Interested trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Shawn Lytle	None	Over $100,000

1  Information regarding ownership is as of December 31, 2010.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table
Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$107,115	N/A	$160,604
John J. Murphy, Trustee	$104,845	N/A	$156,000
Frank K. Reilly, Trustee	$120,225	N/A	$180,000
Edward M. Roob, Trustee	$106,867	N/A	$160,000
Abbie J. Smith, Trustee	$104,845	N/A	$156,000
J. Mikesell Thomas, Trustee	$116,885	N/A	$175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2011.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Murphy and Ms. Smith) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2011.

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No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of September 30, 2011, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class Y shares of the Fund as set forth below:

Fund	Name & address*	Percent held
UBS Absolute Return Bond Fund—Class Y	Banco Nacional de Angola	99.98%

*  The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

As of September 30, 2011, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or the Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $151 billion, as of June 30, 2011, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.

As of June 30, 2011, the Advisor also serves as the investment advisor or sub-advisor to 31 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Large Cap Equity Portfolio; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Large Cap Trust; Laudus Growth Investors US Large Cap Growth Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Northern Multi-Manager International Equity Fund; PacificLife Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Russell Investment Company Emerging Markets Fund; Russell Investment Company International Developed Markets Fund; SEI International Fixed Income Fund; Strategic Global Income Fund Inc.; Transamerica UBS Large Cap Value Portfolio; SMA Relationship Trust; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; USAA Growth & Income Fund; and Wilshire Large Cap Core 130/30 Fund.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor receives from the Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of the Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreement, the Advisor is entitled to a monthly fee of the Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS Absolute Return Bond Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.550% 0.500% 0.475% 0.450% 0.425%

The Fund is subject to a contractual expense limit at the following rates of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions securities loan fees, dividend expense for securities sold and extraordinary expenses:

Fund	Class A	Class C	Class Y
UBS Absolute Return Bond Fund	1.00%	1.35%	0.85%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2012. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated to the Fund in proportion to its relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2011

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ recouped by Advisor
UBS Absolute Return Bond Fund	$820,406	$804,403	$16,003

B. Fiscal year ended June 30, 2010

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Absolute Return Bond Fund	$845,650	$820,820	$24,830

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C. Fiscal year ended June 30, 2009

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Absolute Return Bond Fund	$931,137	$891,347	$39,790

Portfolio manager

Presented below is information about the individual identified as the portfolio manager of the Fund in the Fund's Prospectus.

The following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2011:

	Registered investment companies		Other pooled investment vehicles			Other accounts
Portfolio manager	Number	Assets managed (in millions)	Number		Assets managed (in millions)	Number		Assets managed (in millions)
Jonathan Gregory[1]	3	$294	13	[2]	$9,612	7	[3]	$221

1  Mr. Gregory became a portfolio manager of the UBS Absolute Return Bond Fund on January 1, 2011.

2  All accounts were calculated at an exchange rate of 1.1881 as of June 30, 2011.

3  Two accounts were calculated at an exchange rate of 1.1881 and five accounts were calculated at an exchange rate of 1.6044 as of June 30, 2011.

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Fund's portfolio manager, has up to three basic components—a fixed component (base salary and benefits),

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a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•  Variable deferred—employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total annual variable compensation pool available for distribution is generally dependent upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fund versus its benchmark and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Portfolio Manager*	Range of shares owned**
Jonathan Gregory	None

*  As of June 30, 2011

**  The Portfolio Manager may participate in a deferred compensation plan that invests in the Fund. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS Global AM (Americas) also serves as the Fund's administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG. As administrator, UBS Global AM (Americas) supervises and manages all aspects (other than investment advisory

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activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Fund under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 70 Fargo Street, Boston, Massachusetts 02210 and is a corporate affiliate of JPMorgan Chase.

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to UBS Global AM (Americas) and JPMorgan Chase Bank and accrued by the Fund for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2011	2010	2009
UBS Absolute Return Bond Fund	$189,729	$194,189	$198,525

For the fiscal years ended June 30, 2011, 2010 and 2009, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Fund for transfer agency services are set forth in the table below.

Fund	2011	2010	2009
UBS Absolute Return Bond Fund	$20,728	$32,608	$62,150

Custody services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Fund. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund's Class A shares and at the annual rate of 0.25% of the average daily net assets of the Fund's Class C shares. Under the Class C Plan, the Fund pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the

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average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's Class Y shares and the Fund pays no service or distribution fees with respect to its Class Y shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.15% for Class A shares and 0.25% for Class C shares of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling the Fund's Class C shares and to offset the Fund's marketing costs attributable to such Class, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Fund, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Fund's transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Fund's prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

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The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Fund. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of both classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Fund paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A and Class C Plans during the fiscal year ended June 30, 2011:

Fund	Class A	Class C
UBS Absolute Return Bond Fund	$14,280	$13,007

Amounts spent on behalf of the Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS Absolute Return Bond Fund

Marketing and advertising	$564,792
Payments to broker-dealers	72
Printing of prospectuses and SAIs	78
Service fees paid to financial advisors and interest expense	2

Amounts spent on behalf of the Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2011 are set forth below:

UBS Absolute Return Bond Fund

Marketing and advertising	$154,359
Payments to broker-dealers	3,587
Printing of prospectuses and SAIs	21
Service fees paid to financial advisors and interest expense	—

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In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Fund and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS Global AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS Absolute Return Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	$118	$6,316	$1,094
Amount Retained by UBS Global AM (US)	19	825	139
CDSC revenue
Amount Paid to UBS Global AM (US)	—	—	246
Amount Retained by UBS Global AM (US)	—	—	246
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	—	588	95
Amount Retained by UBS Global AM (US)	—	588	95

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

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Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which the Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

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When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund's portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund's Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

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The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Fund's complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund's shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

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The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

•  JP Morgan Chase Bank, the Fund's Custodian and securities lending agent, and JP Morgan Investor Services Co., the Fund's accounting agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services they provide to the Fund.

•  Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Fund uses a limited number of financial printers to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data company, Bloomberg L.P., receive portfolio holdings information on a quarterly basis so that the Fund may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose

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portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM (Americas), the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

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Bank line of credit

The Fund participates with other funds managed by UBS Global AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to the Fund at rates based on prevailing market rates at the time of borrowings.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreement with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the

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same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS Absolute Return Bond Fund	$13,808	$12,487	$13,950

During the fiscal year ended June 30, 2011, the Fund paid no commissions for securities transactions to brokers which provided research services to the Fund. For the fiscal years ended June 30, 2011, 2010 and 2009, the Fund paid no commissions to brokers who are affiliated with the Advisor or the Fund.

As of June 30, 2011, the Fund owned securities issued by the following companies which are regular broker-dealers for the Fund:

UBS Absolute Return Bond Fund

Issuer	Value
Bank of America Corp.	$2,133,718
Barclays Bank PLC	967,476
Citigroup, Inc.	1,097,932
Credit Suisse/London	1,337,817
Goldman Sachs Group, Inc.	1,512,606
GS Mortgage Securities Corp. II	322,080
JPMorgan Chase & Co.	2,738,542
Chase Issuance Trust	300,572
Morgan Stanley	1,397,561
Morgan Stanley Dean Witter Capital I	179,623

Portfolio turnover

The Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the

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values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rate for the Fund may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of the Fund for the fiscal years ended June 30, 2011, 2010 and 2009 was as follows:

	Fiscal year ended June 30,
Fund	2011	2010	2009
UBS Absolute Return Bond Fund	72%	37%	99%

Shares of beneficial interest

The Fund is currently closed to all new purchases. The Trust has three classes of shares for the Fund: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares).

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of the Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series of the Trust or class, only the shareholders of that series or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a series or class, the matter shall have been effectively acted upon with respect to any series or class if a majority of the outstanding voting securities of that series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

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The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

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Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the Fund, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.075% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS Global AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.13% (13 basis points) of the average daily value of all Qualifying Shares of the Fund or (ii) a minimum of $125,000.00 per year. Qualifying Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.35% (12 to 35 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Fund's records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Fund for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is

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broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class Y qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the Fund held by Wells Fargo's customers or (ii) $50,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Fund and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class Y shares are not eligible for exchange.

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Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Fund may authorize financial institutions, or their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low

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and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for

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securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

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Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

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This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•  Distribution Requirement—The Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its

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income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below.

Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has

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not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

(ii)  the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

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Foreign income tax—Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported

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by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their

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proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

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The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund's default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund ("noncovered shares") you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

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With the exception of the specific lot identification method, The UBS Funds depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Special rule for Class A shareholders—If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Tax shelter reporting—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in

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conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years.

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Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income

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("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—(Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends

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received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount ("OID") principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US Investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

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In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund. Exemptions from this US withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains and, with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, the Fund does not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. Notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on dispositions of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Fund may invest in equity securities of corporations that invest in US real property, including US REITs. The sale of a US real property interest ("USRPI") by the Fund or by a US REIT or US real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund's non-US shareholders.

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a USRPI as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a US REIT or another RIC classified as a US real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled US REIT or RIC that is classified as a qualified investment entity) as follows:

•  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a US REIT if, in general, 50% or more of the RIC's assets consists of interests in US REITs and US real property holding corporations, and

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident US income tax return.

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•  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended, or made permanent), except that after such sunset date, Fund distributions from a US REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. For decedents dying after 2010, an individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Tax Compliance Act—Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial

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institution agrees to verify, report and disclose certain of its US accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the US tax certification rules described above.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global AM is a large asset management firm with approximately $638 billion in assets under management worldwide as of June 30, 2011.1 UBS Global AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global AM has around 3,800 employees located in 25 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Fund. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.

1  UBS Global Asset Management (Americas) Inc. manages approximately $151 billion as of June 30, 2011.

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Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Fund. UBS Global AM (Americas) makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Fund's investment objective and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation

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or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Fund. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from UBS or the Fund in connection with the distribution of shares in the Fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

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To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Fund. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and each of the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.

Other potential conflicts relating to the management of the Fund by UBS Global AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the

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Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, the Fund, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

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Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

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The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business

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transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, the Fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

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UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for the Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including

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UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part 2A of UBS Global AM (Americas)'s Form ADV is available upon request.

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Capital Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

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Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Fund's financial statements for the fiscal year ended June 30, 2011 and the report thereon of Ernst & Young LLP, dated August 29, 2011, which are contained in the Fund's Annual Report dated June 30, 2011 (as filed with the SEC on September 8, 2011, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-11-050822)), are incorporated herein by reference.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

A-1

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (–): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Service describes international long-term credit ratings as follows:

Investment grade

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-2

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

•  For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•  For individual obligations, 'B' ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•  For issuers and performing obligations, 'CCC' ratings indicate that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•  For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

•  For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

•  For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•  For issuers and performing obligations, 'C' ratings indicate that default is imminent.

•  For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

A-3

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

— failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

— the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

— the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-4

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or its principal underwriter may not lawfully sell those shares.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.
S1348

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information
October 28, 2011

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS Emerging Markets Equity Fund
UBS Emerging Markets Debt Fund

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2011. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Equity securities	16

Exchange-traded funds (ETFs)	17

Real estate investment trusts (REITs)	17

Special purpose acquisition companies	18

Eurodollar securities	18

Foreign securities	18

Forward foreign currency contracts	19

Non-deliverable forwards	19

Options on foreign currencies	20

Short sales	21

Other investments	22

Lower-rated debt securities	23

Inflation linked securities	24

Pay-in-kind bonds	24

Convertible securities	25

Trust-preferred securities	25

When-issued securities	25

Mortgage-backed securities and mortgage pass-through securities	26

Collateralized mortgage obligations and real estate mortgage investment conduits	28

Dollar rolls	29

To-be-announced securities	29

Other mortgage-backed securities	29

Asset-backed securities	29

Equipment trust certificates and enhanced equipment trust certificates	31

Zero coupon and delayed interest securities	31

Structured notes	32

Equity participation notes or equity linked notes	33

Credit-linked securities	33

Emerging markets investments	34

Risks of investing in emerging markets	36

Investments in Russian securities	38

Summary of risks	38

Investment restrictions	38

Management of the Trust	40

Independent trustees	43

Officers	46

Information about Independent trustee ownership of securities issued by UBS Global AM	50

Information about trustee ownership of Fund shares	50

Compensation table	51

Principal holders of securities	51

Investment advisory, principal underwriting and other service arrangements	52

Advisor	52

Portfolio managers	53

Administrative, accounting and custody services	55

Principal underwriting arrangements	56

Transfer agency services	58

Independent registered public accounting firm	58

Legal counsel	58

Personal trading policies	58

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Proxy voting policies	59

Portfolio holdings disclosure policies and procedures	60

Portfolio transactions and brokerage commissions	64

Portfolio turnover	65

Shares of beneficial interest	65

Reduced sales charges, additional purchase, exchange and redemption information and other services	66

Sales charge reductions and waivers	66

Additional information regarding purchases through letter of intent	69

Automatic cash withdrawal plan	70

Individual retirement accounts	71

Transfer of securities	71

Valuation of shares	71

Taxes	73

Taxation of the Fund	73

Taxation of Fund distributions	76

Sales, exchanges and redemption of Fund shares	78

Tax treatment of portfolio transactions	81

Backup withholding	85

Non-US investors	86

Effect of future legislation; local tax considerations	88

Potential conflicts of interest	88

Performance calculations	97

Financial statements and report of independent registered public accounting firm	98

Appendix A—Corporate debt ratings	A-1

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General information about the Trust

The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund are offered in separate Prospectuses and Statements of Additional Information, and are not included in this SAI. The UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund each currently offers three classes of shares: the Class A shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

Each of the UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

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"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Funds

Cash and cash equivalents

The Funds may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, each Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a

5

dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, short sales, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Borrowing

The Funds may borrow money for temporary, emergency or extraordinary purposes, or to facilitate redemptions. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage

6

shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 of the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Funds may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Emerging Markets Debt Fund may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect

7

against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return

8

swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The UBS Emerging Markets Debt Fund also may enter into credit default swap agreements. The Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or the seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The UBS Emerging Markets Debt Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. However with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at

9

least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation

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under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums on all outstanding call options paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

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A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund in writing calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

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The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, the UBS Emerging Markets Debt Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

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Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Fund is an equity or bond Fund and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

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If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such a limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these

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securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Equity securities (does not apply to UBS Emerging Markets Debt Fund)

The UBS Emerging Markets Equity Fund may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Fund expects its US equity investments to emphasize large and intermediate capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include

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intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

Exchange-traded funds (ETFs)

Subject to the limitations on investments in investment company securities and their own investment objectives, the Funds may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Real estate investment trusts (REITs)

The UBS Emerging Markets Debt Fund may invest in debt obligations issued by REITs and the UBS Emerging Markets Equity Fund may invest up to 5% of its total assets in equity interests issued by REITs and non-U.S. REIT-like entities (collectively, "REITs"). A REIT is a pooled investment vehicle which purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

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In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Special purpose acquisition companies

The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Eurodollar securities

The Funds may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the IMF, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of

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sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Funds' custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or

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that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Options on foreign currencies

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium.

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Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained in Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The Funds may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until a Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold

21

short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions. A Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Municipal Securities (UBS Emerging Markets Debt Fund only)

The UBS Emerging Markets Debt Fund may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations.

The Fund's investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass-through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds were discontinued on December 31, 2010.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding.

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Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of the Fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a fund and lower investment performance.

Lower-rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund

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likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk. The UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund do not intend to limit investments in lower-rated securities.

Inflation linked securities (UBS Emerging Markets Debt Fund only)

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds

The Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may

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be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Convertible securities

The Funds may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Trust-preferred securities (UBS Emerging Markets Debt Fund only)

The UBS Emerging Markets Debt Fund may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Fund, to sell its holdings.

When-issued securities

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and

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no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily, in accordance with pertinent SEC positions.

Mortgage-backed securities and mortgage pass-through securities

The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the

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holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than sub-prime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality

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standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax

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purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

Dollar rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Funds. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities

The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

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Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment

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of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs") (UBS Emerging Markets Debt Fund only)

The Fund may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities

The Funds may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption

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features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes (UBS Emerging Markets Debt Fund only)

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, a Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

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Equity participation notes or equity linked notes (collectively "EPNs") (UBS Emerging Markets Equity Fund only). The Fund may invest up to 10% of their total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, a Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. A Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Fund invests in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Fund may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to the Fund at maturity. In addition, the Fund may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moodys. EPNs are not considered equity securities for purposes of the Fund's policy to invest 80% of its net assets in equity securities.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if the Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Fund, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. The Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

Credit-linked securities (UBS Emerging Markets Debt Fund only). The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more debt obligations or credit default swaps. Such debt obligations may represent the obligations of one or more issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying debt obligations or credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest

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on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer, and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

Emerging markets investments

The Funds may invest substantially all of their assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

The Funds' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers

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organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Funds' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

The Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Funds in Structured Securities will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment

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history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Funds also may invest in securities that neither are listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Funds' investments in emerging market securities will, at all times, be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the Funds. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities or any country included in an "emerging markets" index. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due;

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the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and

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government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Russian securities

The Funds may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds would otherwise make.

Summary of risks

The principal risks of investing in each of the Funds are described in the "Principal Risks" section of the Prospectus.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or

38

decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(i)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(ii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

(iv)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(v)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(vi)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(vii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

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Management of the Trust

Organization of the Board

The Board of Trustees of the Trust is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board of Trustees elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board of Trustees of the Trust is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Funds' Chief Compliance Officer and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Trust's Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2011.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2011.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers, while also providing the Board with the invaluable insight of an

40

Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating

41

Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 53 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 67 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

J. Mikesell Thomas; 60 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp (since 2008); CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009.) He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Shawn Lytle* Age: 41[2]	Interested Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2005)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski* Age: 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios)

Mark E. Carver* Age: 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook* Age: 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) (from 2005 to 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper** Age: 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee* Age: 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill* Age: 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn* Age: 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup* Age: 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) (from 2003 to 2006). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller* Age: 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent Trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2010, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Independent trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	None	None

Frank K. Reilly	None	over $100,000

Edward M. Roob	None	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

Interested trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Shawn Lytle	None	Over $100,000

1  Information regarding ownership is as of December 31, 2010.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

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Compensation table
Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$107,115	N/A	$160,604
John J. Murphy, Trustee	$104,845	N/A	$156,000
Frank K. Reilly, Trustee	$120,225	N/A	$180,000
Edward M. Roob, Trustee	$106,867	N/A	$160,000
Abbie J. Smith, Trustee	$104,845	N/A	$156,000
J. Mikesell Thomas, Trustee	$116,885	N/A	$175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2011.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Murphy and Ms. Smith) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2011.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the Funds have not yet commenced operations.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Trust or a particular Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $151 billion, as of June 30, 2011, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of June 30, 2011, the Advisor also serves as the investment advisor or sub-advisor to 31 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Large Cap Equity Portfolio; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Large Cap Trust; Laudus Growth Investors US Large Cap Growth Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Northern Multi-Manager International Equity Fund; PacificLife Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Russell Investment Company Emerging Markets Fund; Russell Investment Company International Developed Markets Fund; Growth Fund; SEI International Fixed Income Fund; Strategic Global Income Fund Inc.; Transamerica UBS Large Cap; SMA Relationship Trust; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; USAA Growth & Income Fund; and Wilshire Large Cap Core 130/30 Fund.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates as set forth below:

Fund	Fee
UBS Emerging Markets Equity Fund	1.10%
UBS Emerging Markets Debt Fund	0.65%

Each Fund is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class C	Class Y
UBS Emerging Markets Equity Fund	1.85%	2.60%	1.60%
UBS Emerging Markets Debt Fund	1.40%	1.90%	1.15%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2012. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses that relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

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The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2011:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Geoffrey Wong (UBS Emerging Markets Equity Fund)	2	$352	55	$16,149	26	$9,549
Manish Modi (UBS Emerging Markets Equity Fund)	2	$352	55	$16,149	25	$9,547
Yit-Mee Cheah (UBS Emerging Markets Equity Fund)	2	$352	55	$16,149	23	$9,547
Urs Antonioli (UBS Emerging Markets Equity Fund)	2	$352	55	$16,149	22	$9,546
Gabriel Csendes (UBS Emerging Markets Equity Fund)	2	$352	55	$16,149	23	$9,547
Uwe Schillhorn (UBS Emerging Markets Debt Fund)	5	$537	14[1]	$6,144	11[2,3]	$6,632

1  All accounts were calculated at an exchange rate as of June 30, 2011 of 1.1881.

2  Seven accounts were calculated at an exchange rate as of June 30, 2011 of 1.1881.

3  One account with assets of approximately $318 million is based on a performance fee.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

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The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Funds' portfolio managers, has up to three basic components—a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•  Variable deferred—employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total annual variable compensation pool available for distribution is generally dependent upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fund versus its benchmark and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

As of the date of this SAI, the Portfolio Managers identified above owned no shares of the Funds because the Funds have not yet been publicly offered.

Administrative, accounting and custody services

Administrative and accounting services.  UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations

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thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 70 Fargo Street, Boston, Massachusetts 02210 and is a corporate affiliate of JPMorgan Chase.

Custody services.  JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% (for the UBS Emerging Markets Debt Fund) or 0.75% (for the UBS Emerging Markets Equity Fund) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling each Fund's Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Class, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

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UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to which that the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in

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effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

Transfer agency services

BNY Mellon Investing Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A. serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange-traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring

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securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic

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decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction.  UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS Global AM (Americas) affiliates, fiduciaries and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

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Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions.  UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions.  The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material, non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries.  As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide

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portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian and securities lending agent, and JP Morgan Investor Services Co., the Funds' accounting agent, receive portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services they provide to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Funds use a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar and Lipper and the financial news and data company, Bloomberg L.P., receive portfolio holdings information on a quarterly basis so that the Funds may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets.  An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

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Disclosure of non-material information.  Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law.  Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings.  No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration.  Neither UBS Global AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

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Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an

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affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rates for the Funds may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Shares of beneficial interest

The Trust currently offers three classes of shares for each Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares).

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the

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shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares.  The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares.  Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

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Purchases of shares through the PACESM Multi Advisor Program.  An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Payments by UBS Global AM (US)—Class Y shares.  Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional compensation to affiliated dealer.  UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s).  The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS Global AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.13% (13 basis points) of the average daily value of all Qualifying Shares of the Funds or (ii) a minimum of $125,000.00 per year. Qualifying Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.35% (12 to 35 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g.,

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those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class Y qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of Funds on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any Fund or Funds held by Wells Fargo's customers or (ii) $50,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

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Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information.  As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

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Financial institutions.  The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares.  The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals are:

•  Minimum value of Fund shares is $5,000;

•  Minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or

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terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information

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concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

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Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•  Distribution Requirement—A Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

Each Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital

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losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund's shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund's control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—For taxable years of a Fund beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

(ii)  the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence. For taxable years of a Fund beginning on or before December 22, 2010, a Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of

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such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be

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distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—With respect to taxable years of a Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A

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subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the

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amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds' default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

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•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds ("noncovered shares") you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Funds, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Special rule for Class A shareholders—If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of a Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this

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provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Tax shelter reporting—Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or

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loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of a Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from

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fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

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Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded

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fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount ("OID") principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

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A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US Investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by a Fund. Exemptions from this US withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains and, with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends. However, the Funds do not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. Notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on dispositions of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—A Fund may invest in equity securities of corporations that invest in US real property, including US REITs. The sale of a US real property interest ("USRPI") by a Fund or by a US REIT or US real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund's non-US shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-US persons subject to US tax on disposition of a USRPI as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a US REIT or another RIC classified as a US real property holding corporation or realized by the RIC on a sale of a USRPI

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(other than a domestically controlled US REIT or RIC that is classified as a qualified investment entity) as follows:

•  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a US REIT if, in general, 50% or more of the RIC's assets consists of interests in US-REITs and US real property holding corporations, and

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident US income tax return.

•  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2012 (unless such sunset date is extended, or made permanent), except that after such sunset date, Fund distributions from a US REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. For decedents dying after 2010, an individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you

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are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Tax Compliance Act—Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its US accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the US tax certification rules described above.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global AM is a large asset management firm with approximately $638 billion in assets under management worldwide as of June 30, 2011.1 UBS Global AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global AM has around 3,800 employees located in 25 countries. UBS Global Asset

1  UBS Global Asset Management (Americas) Inc. manages approximately $151 billion as of June 30, 2011.

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Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS Global AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients.

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Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries,

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consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Funds and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Funds by UBS Global AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS Global AM will have access to such information for

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the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS

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and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of

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assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the

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subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or

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recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other Funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for a Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

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Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part 2A of UBS Global AM (Americas)'s Form ADV is available upon request.

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Capital Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial

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publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.
Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

Because the Funds have not yet commenced operation, financial statements are not yet available for the Funds.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

A-1

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (–): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Service describes international long-term credit ratings as follows:

Investment Grade

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-2

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

•  For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•  For individual obligations, 'B' ratings may indicate that distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•  For issuers and performing obligations, 'CCC' ratings indicate default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•  For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

•  For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

•  For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•  For issuers and performing obligations, 'C' ratings indicate that default is imminent.

A-3

•  For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-4

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information
October 28, 2011

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS U.S. Real Estate Equity Fund
UBS U.S. Small Cap Equity Fund

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2011. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Equity securities	15

Convertible securities	16

Exchange-traded funds (ETFs)	16

Real estate equity securities and real estate investment trusts	16

Special purpose acquisition companies	17

Eurodollar securities	18

Foreign securities	18

Forward foreign currency contracts	18

Non-deliverable forwards	19

Options on foreign currencies	19

Short sales	21

Other investments	21

Investments relating to UBS U.S. Real Estate Equity Fund	21

Lower-rated debt securities	21

Pay-in-kind bonds	22

When-issued securities	23

Mortgage-backed securities and mortgage pass-through securities	23

Collateralized mortgage obligations and real estate mortgage investment conduits	25

Dollar rolls	26

To-be-announced securities	26

Other mortgage-backed securities	26

Asset-backed securities	27

Zero coupon and delayed interest securities	28

Summary of risks	29

Investment restrictions	29

Management of the Trust	31

Independent trustees	34

Officers	37

Information about Independent trustee ownership of securities issued by UBS Global AM	41

Information about trustee ownership of Fund shares	41

Compensation table	42

Principal holders of securities	42

Investment advisory, principal underwriting and other service arrangements	43

Advisor	43

Portfolio managers	44

Administrative, accounting and custody services	46

Principal underwriting arrangements	47

Transfer agency services	49

Independent registered public accounting firm	49

Legal counsel	49

Personal trading policies	49

Proxy voting policies	50

Portfolio holdings disclosure policies and procedures	51

Portfolio transactions and brokerage commissions	54

Portfolio turnover	55

Shares of beneficial interest	56

Reduced sales charges, additional purchase, exchange and redemption information and other services	57

Sales charge reductions and waivers	57

Additional information regarding purchases through letter of intent	59

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Automatic cash withdrawal plan	61

Individual retirement accounts	61

Transfer of securities	61

Valuation of shares	62

Taxes	63

Taxation of the Fund	63

Taxation of Fund distributions	67

Sales, exchanges and redemption of Fund shares	69

Tax treatment of portfolio transactions	71

Backup withholding	76

Non-US investors	76

Effect of future legislation; local tax considerations	79

Potential conflicts of interest	80

Performance calculations	88

Financial statements and report of independent registered public accounting firm	89

Appendix A—Corporate debt ratings	A-1

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General information about the Trust

The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund are offered in separate Prospectuses and Statements of Additional Information, and are not included in this SAI. The UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund each currently offers three classes of shares: the Class A shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

Each of the UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

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"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Funds

Cash and cash equivalents

The Funds may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, each Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a

5

dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, short sales, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Borrowing

The Funds may borrow money for temporary, emergency or extraordinary purposes, or to facilitate redemptions. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage

6

shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 of the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Funds may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the

7

portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return

8

swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. However with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might

9

otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

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The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums on all outstanding call options paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund in writing calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon

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whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a

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Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock indices and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

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If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board. The UBS U.S. Small Cap Equity Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such a limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities,

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including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Equity securities

The Funds may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The UBS U.S. Small Cap Equity Fund expects its US equity investments to

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emphasize small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS U.S. Small Cap Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS U.S. Small Cap Equity Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The UBS U.S. Small Cap Equity Fund also may invest in the initial public offerings (IPOs) of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Convertible securities

The Funds may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Exchange-traded funds (ETFs)

Subject to the limitations on investments in investment company securities and their own investment objectives, the Funds may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Real estate equity securities and real estate investment trusts (REITs)

For purposes of UBS U.S. Real Estate Equity Fund's policy of investing at least 80% of its net assets, (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers, the Fund considers the security of a company to be a real estate equity security if at least 50% of the issuer's assets (marked-to-market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The UBS U.S. Real Estate Equity Fund may invest without limit in real estate equity securities and equity interests issued by REITs and non-U.S. REIT-like entities, and the UBS

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U.S. Small Cap Equity Fund may invest up to 5% of its total assets in equity interests issued by REITs and non-U.S. REIT-like entities (collectively, "REITs"). A REIT is a pooled investment vehicle which purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Funds, by investing in REITs indirectly through the Funds, will bear not only the shareholder's proportionate share of the expenses of the Funds, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Special purpose acquisition companies

The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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Eurodollar securities

The Funds may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures and options in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the IMF, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign

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currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Funds' custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Options on foreign currencies

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will

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reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained in Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be

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maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The Funds may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until a Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions. A Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Investments relating to UBS U.S. Real Estate Equity Fund

Lower-rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers,

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acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Pay-in-kind bonds

The Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and

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may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

When-issued securities

The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily, in accordance with pertinent SEC positions.

Mortgage-backed securities and mortgage pass-through securities

The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

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Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than sub-prime loans. There are

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various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount

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thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax purposes, the Fund will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

Dollar rolls

The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe the Fund's obligations under dollar rolls are senior securities and accordingly, the Fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's

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investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities

The Fund may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Fund will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which negatively impacted market liquidity conditions, as is the

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case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Fund may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Zero coupon and delayed interest securities

The Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

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Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Summary of risks

The principal risks of investing in each of the Funds are described in the "Principal Risks" section of the Prospectus.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(i)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

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(ii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

(iv)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(v)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(vi)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies), except that the UBS U.S. Real Estate Equity Fund will invest more than 25% of its net assets in securities of companies in the real estate industry; and

(vii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

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Management of the Trust

Organization of the Board

The Board of Trustees of the Trust is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board of Trustees elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board of Trustees of the Trust is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Funds' Chief Compliance Officer and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Trust's Board and the Trust's governance procedures.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2011.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2011.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers, while also providing the Board with the invaluable insight of an

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Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating

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Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 53 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 67 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets funds (11 portfolios).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

J. Mikesell Thomas; 60 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), President and CEO of First Chicago Bancorp (since 2008); CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009.) He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office and length of time served[1]	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Shawn Lytle* Age: 41[2]	Interested Trustee	Since February 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2005)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski* Age: 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios)

Mark E. Carver* Age: 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 45	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook* Age: 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) (from 2005 to 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper** Age: 53	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee* Age: 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill* Age: 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn* Age: 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup* Age: 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) (from 2003 to 2006). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller* Age: 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent Trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2010, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Independent trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	None	None

Frank K. Reilly	None	over $100,000

Edward M. Roob	None	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

Interested trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Shawn Lytle	None	Over $100,000

1  Information regarding ownership is as of December 31, 2010.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

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Compensation table
Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$107,115	N/A	$160,604
John J. Murphy, Trustee	$104,845	N/A	$156,000
Frank K. Reilly, Trustee	$120,225	N/A	$180,000
Edward M. Roob, Trustee	$106,867	N/A	$160,000
Abbie J. Smith, Trustee	$104,845	N/A	$156,000
J. Mikesell Thomas, Trustee	$116,885	N/A	$175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2011.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Murphy and Ms. Smith) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2011.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the Funds have not yet commenced operations.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Trust or a particular Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $151 billion, as of June 30, 2011, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $638 billion in assets under management as of June 30, 2011. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of June 30, 2011, the Advisor also serves as the investment advisor or sub-advisor to 31 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Large Cap Equity Portfolio; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Large Cap Trust; Laudus Growth Investors US Large Cap Growth Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Northern Multi-Manager International Equity Fund; PacificLife Funds (PLF) Large Cap Growth Fund; Pacific Select Fund (PSF) Large-Cap Growth Portfolio; Russell Investment Company Emerging Markets Fund; Russell Investment Company International Developed Markets Fund; SEI International Fixed Income Fund; Strategic Global Income Fund Inc.; Transamerica UBS Large Cap Value Portfolio; SMA Relationship Trust; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; USAA Growth & Income Fund; and Wilshire Large Cap Core 130/30 Fund.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates as set forth below:

Fund	Fee
UBS U.S. Real Estate Equity Fund	0.90%
UBS U.S. Small Cap Equity Fund	1.00%

Each Fund is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class C	Class Y
UBS U.S. Real Estate Equity Fund	1.30%	2.05%	1.05%
UBS U.S. Small Cap Equity Fund	1.40%	2.15%	1.15%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2012. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses that relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

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The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2011:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Mark Thorpe-Apps (UBS U.S. Real Estate Equity Fund)	1	$0	8	$434	6	$1,499
Wilfred Talbot (UBS U.S. Small Cap Equity Fund)	3	$116	0	$0	9	$3

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Funds' portfolio managers, has up to three basic components—a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual's financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

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•  Variable deferred—employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm's clients. The total annual variable compensation pool available for distribution is generally dependent upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fund versus its benchmark and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

As of the date of this SAI, the Portfolio Managers identified above owned no shares of the Funds because the Funds have not yet been publicly offered.

Administrative, accounting and custody services

Administrative and accounting services.  UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 70 Fargo Street, Boston, Massachusetts 02210 and is a corporate affiliate of JPMorgan Chase.

Custody services.  JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

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Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of or 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling each Fund's Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Class, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other

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comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to which that the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

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With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

Transfer agency services

BNY Mellon Investing Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A. serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange-traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

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A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is

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aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction.  UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS Global AM (Americas) affiliates, fiduciaries and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions.  UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio

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holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions.  The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material, non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries.  As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian and securities lending agent, and JP Morgan Investor Services Co., the Funds' accounting agent, receive portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services they provide to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

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•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Funds use a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar and Lipper and the financial news and data company, Bloomberg L.P., receive portfolio holdings information on a quarterly basis so that the Funds may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets.  An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information.  Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of

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commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law.  Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings.  No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration.  Neither UBS Global AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such

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broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by

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totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rates for the Funds may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Shares of beneficial interest

The Trust currently offers three classes of shares for each Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares).

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

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Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares.  The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares.  Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program.  An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Payments by UBS Global AM (US)—Class Y shares.  Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to June 16, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after June 16, 2010, in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

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Additional compensation to affiliated dealer.  UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s).  The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS Global AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.13% (13 basis points) of the average daily value of all Qualifying Shares of the Funds or (ii) a minimum of $125,000.00 per year. Qualifying Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.12% to 0.35% (12 to 35 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill

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Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class Y qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of Funds on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any Fund or Funds held by Wells Fargo's customers or (ii) $50,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information.  As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares

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because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions.  The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares.  The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic

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investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals are:

•  Minimum value of Fund shares is $5,000;

•  Minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest,

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subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m.,

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Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a

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Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•  Distribution Requirement—A Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund's income and performance.

Each Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

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If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 ("RIC Mod Act"), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund's shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund's control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset

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its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—For taxable years of a Fund beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"), and

(ii)  the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence. For taxable years of a Fund beginning on or before December 22, 2010, a Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

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Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—With respect to taxable years of a Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported

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by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their

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proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

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The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds' default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds ("noncovered shares") you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

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With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Funds, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Special rule for Class A shareholders—If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of a Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Tax shelter reporting—Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to a Fund.

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In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as

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ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of a Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a

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PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified

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organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its

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face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount ("OID") principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US Investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by a Fund. Exemptions from this US withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains and, with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended, or made permanent), interest-related dividends paid by the Fund from its qualified net interest

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income from US sources and short-term capital gain dividends. However, the Funds do not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. Notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on dispositions of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—A Fund may invest in equity securities of corporations that invest in US real property, including US REITs. The sale of a US real property interest ("USRPI") by a Fund or by a US REIT or US real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund's non-US shareholders.

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a USRPI as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a US REIT or another RIC classified as a US real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled US REIT or RIC that is classified as a qualified investment entity) as follows:

•  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a US REIT if, in general, 50% or more of the RIC's assets consists of interests in US-REITs and US real property holding corporations, and

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident US income tax return.

•  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2012 (unless such sunset date is extended, or made permanent), except that after such sunset date, Fund distributions from a US REIT (whether or not

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domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity ("Termination and Transition Rule").

FIRPTA "wash sale" rule—If A Fund is a qualified investment entity and a non-US shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a Fund distribution that would have been treated as a distribution from the disposition of a USRPI by a US REIT in which the Fund invests, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-US shareholder to tax under FIRPTA, then the non-US shareholder is required to pay US tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain. The Termination and Transition Rule described above also applies to FIRPTA wash sales.

Gain on sale of Fund shares as FIRPTA gain—In addition, a sale or redemption of Fund shares will be FIRPTA gain only if—

•  As a non-US shareholder, you own more than 5% of a class of shares in a Fund;

•  The Fund is not domestically controlled (50% or more in value of the Fund has been owned directly or indirectly by non-US shareholders during the 5-year period ending on the date of disposition); and

•  50% or more of the Fund's assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in US REITs that are not controlled by US shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 5%.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding. In the unlikely event that the UBS U.S. Real Estate Equity Fund meets the requirements described above, the gain will be taxed as income "effectively connected with a US trade or business." As a result, the non-US shareholder will be required to pay US income tax on such gain and file a nonresident US income tax return.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. For decedents dying after 2010, an individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations,

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deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Tax Compliance Act—Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its US accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the US tax certification rules described above.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

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Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global AM is a large asset management firm with approximately $638 billion in assets under management worldwide as of June 30, 2011.1 UBS Global AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global AM has around 3,800 employees located in 25 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS Global AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire

1  UBS Global Asset Management (Americas) Inc. manages approximately $151 billion as of June 30, 2011.

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certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

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UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Funds and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Funds by UBS Global AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of

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primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations

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where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

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UBS Global Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

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Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

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The results of a Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other Funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's

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investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for a Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part 2A of UBS Global AM (Americas)'s Form ADV is available upon request.

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during

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the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Capital Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

Because the Funds have not yet commenced operation, financial statements are not yet available for the Funds.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (–): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Service describes international long-term credit ratings as follows:

Investment Grade

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

•  For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•  For individual obligations, 'B' ratings may indicate that distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•  For issuers and performing obligations, 'CCC' ratings indicate default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•  For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

•  For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

•  For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•  For issuers and performing obligations, 'C' ratings indicate that default is imminent.

•  For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

THE UBS FUNDS

PART C

OTHER INFORMATION

ITEM 28.               EXHIBITS

(a)           Articles of Incorporation.

(1)           Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) on September 15, 1998.

(i)            Amendment to Certificate of Trust dated February 15, 2002 changing the Trust’s name to The UBS Funds, is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(2)           Amended and Restated Agreement and Declaration of Trust (the “Declaration”) effective as of September 28, 2004, as amended September 2, 2010, is incorporated herein by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 10, 2010.

(i)            Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated March 6, 2008 is incorporated herein by reference to Post Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(b)           By-Laws.

(1)           By-Laws of The UBS Funds (f/k/a The Brinson Funds) (April 25, 1995), are incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 29, 1996.

(i)            Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated July 1, 2002 is incorporated

1

herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

(ii)           Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated April 23, 2008 is incorporated herein by reference to Post Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(c)           Instruments Defining Rights of Security Holders.

(1)           Form of Specimen Share Certificate of The UBS Funds is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

(2)           The rights of security holders of the Registrant are further defined in the following sections of the Registrant’s By-Laws and Declaration and are herein incorporated by reference to such documents as applicable:

(i)            By-Laws.

Article II - “Meeting of Shareholders.”

(ii)           Declaration.

Article III — “Shares” and Article V — “Shareholders’ Voting Powers and Meetings.”

(d)           Investment Advisory Contracts.

(1)           Investment Advisory Agreement dated July 1, 2002 between UBS Global Asset Management (Americas) Inc. (the “Advisor”) and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)            Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-

2

47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(ii)           Amendment Number Two dated July 1, 2005 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(iii)          Amendment Number Three dated June 2, 2006 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(2)           Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)            Amendment dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(ii)           Amendment Number Two dated June 2, 2006 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(3)           Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS International Equity Fund (f/k/a Global (Ex-U.S.) Equity Fund and Brinson Non-U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-

3

47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

(i)            Certificate of the Secretary and resolutions redesignating the Global (Ex-U.S.) Equity Fund as the International Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 7, 2000.

(ii)           Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(4)           Investment Advisory Agreement dated July 1, 2002, as amended on July 1, 2003 and January 1, 2004, by and between the Advisor and the Registrant on behalf of the UBS Global Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(5)           Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)            Amendment Number One dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(ii)           Amendment Number Two dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration

4

Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(6)           Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)            Amendment Number one dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(7)           Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)          Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(8)           Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)          Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

5

(9)           Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the UBS Emerging Markets Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 1, 1999.

(i)            Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS Emerging Markets Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

(10)         Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the UBS Emerging Markets Debt Fund is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March l, 1999.

(i)            Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS Emerging Markets Debt Fund is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

(11)         Investment Advisory Agreement dated May 23, 2000 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 29, 2000.

(i)            Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS U.S. Small Cap Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

(12)         Investment Advisory Agreement dated July l, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Value Equity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s

6

Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC September 30, 2002.

(i)            Amendment Number One dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Value Equity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(ii)           Amendment Number Two dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Value Equity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(13)         Investment Advisory Agreement dated December 7, 2000 between the Advisor and the Registrant on behalf of the UBS U.S. Real Estate Equity Fund (f/k/a U.S. Real Estate Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

(i)            Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS U.S. Real Estate Equity Fund (f/k/a U.S. Real Estate Equity Fund )is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

(14)         Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(i)            Amendment Number One dated June 29, 2007 to Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-

7

47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(15)         Investment Advisory Agreement dated March 6, 2005 between the Advisor and the Registrant on behalf of the UBS Absolute Return Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(16)         Investment Advisory Agreement dated March 27, 2006 between the Advisor and the Registrant on behalf of the UBS U.S. Mid Cap Growth Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 27, 2006.

(17)         Investment Advisory Agreement dated August 14, 2006 between the Advisor and the Registrant on behalf of the UBS U.S. Equity Alpha Fund  is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(18)         Investment Advisory Agreement dated July 12, 2007 between the Advisor and the Registrant on behalf of the UBS Global Frontier Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(19)         Form of Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Tax Free Short-Intermediate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 2, 2008.

(20)         Expense Limitation Agreement between the Advisor and the Registrant dated July 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2009.

(21)         Investment Advisory Agreement dated June 22, 2010 between the Advisor and the Registrant on behalf of the UBS Market Neutral Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-

8

47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(22)         Expense Limitation Agreement dated June 30, 2010 between the Advisor and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(23)         Investment Advisory Agreement dated November 24, 2010 between the Advisor and the Registrant on behalf of the UBS Fixed Income Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(24)         Expense Limitation Agreement dated November 24, 2010 between the Advisor and the Registrant on behalf of the UBS Fixed Income Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(25)         Expense Limitation Agreement dated October 28, 2011 between the Advisor and the Registrant is filed herewith as Exhibit No. EX-99.d.25.

(e)           Underwriting Contracts.

(1)           Principal Underwriting Contract, dated November 5, 2001, between UBS Global Asset Management (US) Inc. (f/k/a Brinson Advisors, Inc.) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

(f)            Bonus or Profit Sharing Contracts.

Not Applicable.

(g)           Custodian Agreements.

(1)           Custodial arrangements are provided under the Multiple Services Agreement dated May 9, 1997, as amended, between Morgan Stanley Trust Company and succeeded by JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), and the Registrant on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective

9

Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 1, 1999.

(i)            Amendment dated May 9, 2000 relating to Fee Obligation and Continuation of the Registrant’s Multiple Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 29, 2000.

(ii)           Amendment dated May 21, 2001 relating to the Appointment of Brinson Advisors, Inc. to serve as administrator to the Trust is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(iii)          Amended Attachment A (approved borrowers) to the Registrant’s Multiple Services Agreement is incorporated herein by reference to Post Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(iv)          Revised Schedule B3 (authorized signatories) to the Registrant’s Multiple Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(v)           Amended Schedule B1 and Schedule F to the Registrant’s Multiple Services Agreement is incorporated herein by reference to Post effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637), as filed electronically with the SEC on October 27, 2006.

(vi)          Revised Schedule A to the Registrant’s Multiple Services Agreement is incorporated herein by reference to Post effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637), as filed electronically with the SEC on August 14, 2006.

(vii)         Amendment dated as of April 1, 2007 to the Securities Lending Authorization Amendment to the Multiple Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (Nos. 33-

10

47287 and 811-6637) as filed electronically with the SEC on June 22, 2007.

(viii)        Addendum of the Fee Schedule dated May 7, 2010 to the Multiple Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(h)           Other Material Contracts.

(1)           Administration Contract, dated April 1, 2006, between UBS Global Asset Management (Americas) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(i)            Amendment to Exhibit A, dated June 24, 2007, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 22, 2007.

(ii)           Amendment to Exhibit A, dated June 30, 2010, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(iii)          Amendment to Exhibit A, dated November 24, 2010, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(2)           Transfer Agency and Related Services Agreement, dated August 20, 2001, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

(i)            Amendment to Exhibit B to the Transfer Agency and Related Services Agreement, approved August 19, 2003, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration

11

Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2003.

(ii)           Amendment to Exhibit A dated June 30, 2010 to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(iii)          Amendment to Exhibit A, dated November 24, 2010, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(iv)          Transfer Agency and Related Services Agreement Amendment, dated December 31, 2009, between PNC Global Investment Servicing (U.S.) Inc. and the Registrant is filed herewith as Exhibit No. EX-99.h.2.iv.

(i)            Legal Opinion.

(1)           Legal Opinion of Stradley, Ronon, Stevens & Young, LLP is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(j)            Other Opinions.

(1)           Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm is filed herewith as Exhibit No. EX-99.j.1.

(2)           (i)            Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Frank K. Reilly, Edward M. Roob, Adela Cepeda Joseph T. Malone, W. Douglas Beck and J. Mikesell Thomas are incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 20, 2005.

(ii)           Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A.

12

Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Thomas Disbrow are incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 27, 2006.

(iii)          Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to John J. Murphy and Abbie J. Smith are incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 13, 2009.

(iv)          Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Mark E. Carver is incorporated by reference to Post-Effective Amendment 83 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 4, 2010.

(v)           Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Shawn Lytle is filed herewith as Exhibit No. EX-99.j.2.v.

(k)           Omitted Financial Statements.

Not Applicable.

(l)            Initial Capital Agreements.

(1)           Letter of Understanding Relating to Initial Capital, dated July 1, 1992, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

(m)          Rule 12b-1 Plan.

(1)           Shareholder Services Plan, dated October 29, 2001, as revised June 30, 2010, relating to Class A shares of each Series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 84 to

13

Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(2)           Rule 12b-1 Plan, dated October 29, 2001, as revised March 8, 2006, relating to the Class B shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(3)           Rule 12b-1 Plan, dated October 29, 2001, as revised June 30, 2010, related to Class C shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(i)            Addendum to Rule 12b-1 Plan, dated December 14, 2004 relating to the Class C shares of UBS Absolute Return Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 10, 2007.

(4)           Shareholder Services Plan dated December 14, 2004 relating to Class A shares on behalf of the UBS Absolute Return Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 10, 2007.

(5)           Shareholder Services Plan, dated October 29, 2001, as revised November 24, 2010, relating to Class A shares of each Series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(6)           Rule 12b-1 Plan, dated October 29, 2001, as revised November 24, 2010,  related to Class C shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(n)           Rule 18f-3 Plan.

(1)           Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, effective as of December 14, 2004, on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A

14

(Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 21, 2004.

(o)           Reserved

(p)           Codes of Ethics.

(1)           Joint Code of Ethics of Registrant, the investment adviser and the principal underwriter of the Registrant is filed herewith as Exhibit No. EX-99.p.1.

ITEM 29.               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 30.               INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust, as amended, (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the Trustees and officers of the Registrant is provided for in Article VII, Sections 2 through 4 of the Registrant’s Declaration of Trust effective as of September 28, 2004, as amended, as follows:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise

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be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.  Trustee’s Good Faith Action, Expert Advice, No Bond or Surety.  The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust.  A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.  Insurance.  The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

Indemnification of Registrant’s advisors, custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

(a)                                  Each Series’ investment advisory agreement between the Registrant, on behalf of the series, and UBS Global Asset Management (Americas) Inc., all of which are incorporated herein by reference, as follows:

(1)                                  Section 6 of the Investment Advisory Agreement on behalf of the UBS International Equity Fund, dated April 25, 1995, as amended;

(2)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Bond Fund, dated July 1, 2002;

(3)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS High Yield Fund, dated July 1, 2002;

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(4)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Large Cap Equity Fund, dated July 1, 2002;

(5)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Large Cap Value Equity Fund, dated July 1, 2002;

(6)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Small Cap Equity Fund, dated May 23, 2000, as amended;

(7)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Small Cap Growth Fund, dated July 1, 2002;

(8)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Real Estate Equity Fund, dated December 7, 2000, as amended;

(9)                                  Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Allocation Fund, dated July 1, 2002;

(10)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Bond Fund, dated July 1, 2002;

(11)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Equity Fund, dated July 1, 2002, as amended and restated July 1, 2003;

(12)                            Section 6 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Debt Fund, dated December 10, 1998, as amended;

(13)                            Section 6 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Equity Fund, dated December 10, 1998, as amended;

(14)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Dynamic Alpha Fund;

(15)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Absolute Return Bond Fund;

(16)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Mid Cap Growth Equity Fund;

(17)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Equity Alpha Fund;

(18)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Frontier Fund;

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(19)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Tax Free Short-Intermediate Bond Fund; and

(20)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Market Neutral Multi-Strategy Fund.

(21)                            Section 7 of the Investment Advisory Agreement on behalf of the UBS Fixed Income Opportunities Fund.

(b)                                 Sections I.8(a), I.8(c)(iii), I.10, II.A.2, II.B.5, II.C.6, III.1., III.2.(b) through III.2.(e), III.4.(e) and III.9.(b) of the Multiple Services Agreement dated May 9, 1997, as amended, between Morgan Stanley Trust Company, as succeeded by JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) and the Registrant, on behalf of its series, which is incorporated herein by reference.

(c)                                  Section 9(a) of the Principal Underwriting Contract between UBS Global Asset Management (US) Inc. (formerly known as Brinson Advisors, Inc.) and the Registrant on behalf of each series dated November 5, 2001, which is incorporated herein by reference.

(d)                                 Section 12 of the Transfer Agency and Related Services Agreement between PFPC Inc. and the Registrant on behalf of each series dated August 20, 2001, which is incorporated herein by reference.

(e)                                  Sections 8 and 9 of the Administration Contract between UBS Global Asset Management (Americas) Inc. and the Registrant on behalf of each series, which is incorporated herein by reference.

ITEM 31.               BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

UBS Global Asset Management (Americas) Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions. For information as to any other business, vocation or employment of a substantial nature in which the Registrant’s investment advisor and each officer of the Registrant’s investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see UBS Global Asset Management (Americas) Inc.’s Form ADV (File #801-34910) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

ITEM 32.               PRINCIPAL UNDERWRITER

(a)                                  UBS Global AM (US) serves as principal underwriter for the following investment companies:

UBS Cashfund Inc.,

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UBS Investment Trust,

UBS Money Series,

UBS Managed Municipal Trust,

UBS Master Series, Inc.,

Master Trust,

UBS Municipal Money Market Series,

UBS RMA Money Fund, Inc.,

UBS RMA Tax-Free Fund, Inc.,

PACE Select Advisors Trust, and

SMA Relationship Trust.

(b)                                 UBS Global AM (US) is the Registrant’s principal underwriter.  The information set forth below is furnished for those directors and officers of UBS Global AM (US) who also serve as directors or officers of the Registrant.

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant

Mark E. Carver*	Managing Director and Head of Product Development and Management-Americas of UBS Global AM	President

Joseph J. Allessie*	Executive Director and Deputy General Counsel of UBS Global AM	Vice President and Assistant Secretary

Andrew Shoup*	Managing Director and Global Head of the Fund Treasury Administration Department	Vice President and Chief Operating Officer

Thomas Disbrow*	Executive Director and Head of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Treasurer

Mark F. Kemper**	Managing Director, General Counsel and Secretary of UBS Global AM	Vice President and Secretary

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Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Joanne Kilkeary*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Michael Flook *	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Joseph McGill*	Managing Director and Chief Compliance Officer of UBS Global AM	Vice President and Chief Compliance Officer

Eric Sanders*	Director and Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Tammie Lee*	Executive Director and Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Keith A. Weller*	Executive Director and Senior Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Nancy Osborn*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Rose Ann Bubloski*	Associate Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

*  This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

(c)                                  Not Applicable.

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ITEM 33.                                              LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by JPMorgan Chase Bank (“JPMorgan Chase”), 270 Park Avenue, New York, New York 10017 with the exception of those maintained by the Registrant’s investment advisor, UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL, 60606.

JPMorgan Chase provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

ITEM 34.                                              MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 35.                                              UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment Nos. 90/91 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 28th day of October, 2011.

THE UBS FUNDS

By:	/s/Mark E. Carver
Mark E. Carver*
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Mark E. Carver	President and Principal	October 28, 2011
Mark E. Carver*	Executive Officer

/s/ Frank K. Reilly	Chairman and	October 28, 2011
Frank K. Reilly*	Trustee

/s/ Shawn Lytle	Trustee	October 28, 2011
Shawn Lytle*

/s/ Edward M. Roob	Trustee	October 28, 2011
Edward M. Roob*

/s/ Adela Cepeda	Trustee	October 28, 2011
Adela Cepeda*

/s/ J. Mikesell Thomas	Trustee	October 28, 2011
J. Mikesell Thomas*

/s/ Abbie J. Smith	Trustee	October 28, 2011
Abbie J. Smith*

/s/ John J. Murphy	Trustee	October 28, 2011
John J. Murphy*

/s/ Thomas Disbrow	Treasurer and Principal	October 28, 2011
Thomas Disbrow*	Accounting Officer

* By:	/s/ Joseph J. Allessie
Joseph J. Allessie, Attorney-in-Fact
(Pursuant to Powers of Attorney incorporated herein by reference and filed herewith.)

EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.

Expense Limitation Agreement	EX-99.d.25

Transfer Agency and Related Services Amendment	EX-99.h.2.iv

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm	EX-99.j.1

Power of Attorney (Shawn Lytle)	EX-99.j.2.v

Joint Code of Ethics	EX-99.p.1